Exhibit 10.9
Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Amended and Restated Master Collaboration Agreement
by and between
bluebird bio, Inc.,
and
Celgene Corporation
and
Celgene European Investment Company LLC
June 3, 2015

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
List of Exhibits

Exhibit A	Amended and Restated License Agreement

Exhibit B	Amended and Restated Co-Development, Co-Promote and Profit Share Agreement

Exhibit C	Pre-Existing In-Licenses

Exhibit D	Additional Definitions

Exhibit E	Collaboration Plan

Exhibit F	Bluebird Collaboration In-Licenses

Exhibit G	Additional Celgene Option Information

Exhibit H	Press Release

Exhibit I	Bluebird Patents

Exhibit J	Bluebird Agreements

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Amended and Restated Master Collaboration Agreement
This Amended and Restated Master Collaboration Agreement (this “Agreement”), dated as of June 3, 2015 (the “Amendment Date”), is made by and between bluebird bio, Inc., a Delaware corporation (“Bluebird”), and Celgene Corporation, a Delaware corporation (“Celgene Corp.”), with respect to all rights and obligations under this Agreement in the United States (subject to Section 11.19), and Celgene European Investment Company LLC (“Celgene Europe”), a Delaware limited liability company, with respect to all rights and obligations under this Agreement outside of the United States (subject to Section 11.19) (“Celgene Europe” and Celgene Corp., together, “Celgene”). Each of Bluebird and Celgene may be referred to herein as a “Party” or together as the “Parties.”
WHEREAS, Bluebird has developed and owns or has rights to certain Patents and technology relating to developing innovative gene therapies for genetic disorders;
WHEREAS, Celgene is a biopharmaceutical company focused on acquiring, Developing and Commercializing innovative anti-cancer agents;
WHEREAS, the Bluebird and Celgene Corp. entered into that certain Master Collaboration Agreement, dated as of March 19, 2013 (the “Original Agreement Date”), pursuant to which such Parties entered into a global strategic collaboration to research, develop and commercialize therapeutic products in the Field (the “Original Agreement”); and
WHEREAS, the Parties wish to amend and restate the Original Agreement as set forth herein in order to continue the research and development of Product Candidates, pursuant to the terms set forth therein.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the amount and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.    Definitions.
The following terms and their correlatives will have the following meanings:
1.1    “Affiliate” of a Person means any other Person which (directly or indirectly) is controlled by, controls or is under common control with such Person. A Person will be deemed to “control” another Person if it: (a) with respect to such other Person that is a corporation, owns, directly or indirectly, beneficially or legally, at least fifty percent (50%) of the outstanding voting securities or capital stock (or such lesser percentage which is the maximum allowed to be owned by such Person in a particular jurisdiction) of such other Person, or, with respect to such other Person that is not a corporation, has other comparable ownership interest; or (b) has the power, whether pursuant to contract, ownership of securities or otherwise, to direct the management and policies of such other Person.
1.2    “Baylor” means Baylor College of Medicine.

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
1.3    “Baylor Agreements” means (a) the Research and Collaboration Agreement (dated as of March 19, 2013) by and between Baylor and Celgene Corp. (“Baylor Research Agreement”), (b) the Platform Technology License Agreement (dated as of March 19, 2013) by and between Baylor and Celgene (“Baylor Platform License”), and (c) any Product License Agreement (“Baylor Product License”), in each case ((a) - (c)) as may be amended or restated.
1.4    “Biologics License Application” or “BLA” means, with respect to a country or extra-national territory, a request for permission to introduce, distribute, sell or market a biologic product in such country or some or all of such extra-national territory, including pursuant to 21 CFR 601.2 in the U.S.
1.5    “Bluebird In-Licensed IP” means all Patents, Materials and Know-How in-licensed by Bluebird or its Affiliates during the Collaboration Program Term pursuant to Bluebird In-Licenses that are necessary or useful to perform the Collaboration Program.
1.6    “Bluebird In-Licenses” means Pre-Existing In-Licenses and Bluebird Collaboration In-Licenses.
1.7    “Bluebird IP” means (a) Collaboration IP solely owned by Bluebird pursuant to Section 2.1(f), (b) Bluebird In-Licensed IP and (c) all Patents, Materials and Know-How Controlled by Bluebird or its Affiliates (other than Bluebird In-Licensed IP), in each case that is necessary or useful to perform the Collaboration Program. For avoidance of doubt, Collaboration IP jointly owned by the Parties pursuant to Section 2.1(f) will not be deemed Bluebird IP. [***]
1.8    “Bluebird New In-License” means a New In-License between Bluebird or any of its Affiliates and a Third Party.
1.9    “Business Combination” means with respect to a Party, any of the following events: (a) any Third Party (or group of Third Parties acting in concert as a “group” within the meaning of Section 13(d) of the Exchange Act) acquires (including by way of a tender or exchange offer or issuance by such Party), directly or indirectly, beneficial ownership or a right to acquire beneficial ownership of shares of such Party representing fifty percent (50%) or more of the voting shares (where voting refers to being entitled to vote for the election of directors) then outstanding of such Party, but excluding for such purposes any transaction or series of transactions with Financial Investors made for bona fide equity financing purposes in which cash is received by Bluebird or indebtedness of Bluebird is cancelled or converted or a combination thereof; (b) such Party consolidates with or merges into another corporation or entity which is a Third Party, or any corporation or entity which is a Third Party consolidates with or merges into such Party, in either event pursuant to a transaction in which more than fifty percent (50%) of the voting shares of the acquiring or resulting entity outstanding immediately after such consolidation or merger is not held by the holders of the outstanding voting shares of such Party immediately preceding such consolidation or merger; or (c) such Party sells, transfers, leases or otherwise disposes of all or substantially all of its assets to a Third Party. “Financial Investor” means any investor or series of Affiliated investors whose primary business is the investment of capital for financial gain (including venture capital funds, private equity funds, pension funds

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
and so-called “angel investors”), but in all cases excluding so-called “strategic investors” such as biotechnology companies, specialty pharmaceutical companies, pharmaceutical companies, generic pharmaceutical companies, and medical device companies and their Affiliates such as strategic venture arms.
1.10    “CAR” means chimeric antigen receptor.
1.11    “Celgene In-Licensed IP” means all Patents, Materials and Know-How in-licensed by Celgene or its Affiliates during the Collaboration Program Term pursuant to Applicable Celgene In-Licenses that are necessary or useful for the research, Development or Manufacture of Product Candidates in the Field.
1.12    “Celgene In-Licenses” means the (a) Celgene Pre-Existing In-Licenses and (b) Celgene New In-Licenses. For clarity, the Baylor Agreements will not be considered a Celgene In-License hereunder.
1.13    “Celgene IP” means, collectively:
(a)    “Celgene Know-How,” which means Know-How and Materials that (i) are Controlled by Celgene or any of its Affiliates (other than pursuant to a Celgene In-License) as of the Original Agreement Date or thereafter during the Term, (ii) arise outside of the Collaboration Program, (iii) are provided by Celgene to the Collaboration Program pursuant to Section 2.1(i) for the Parties’ research, Development or Manufacture of Product Candidates in the Field and (iv) are necessary or useful for the research, Development or Manufacture of Product Candidates in the Field; and
(b)    “Celgene Patents,” which means Patents Controlled by Celgene or any of its Affiliates (other than pursuant to a Celgene In-License) as of the Original Agreement Date or thereafter during the Term that Cover Celgene Know-How that are provided by Celgene to the Collaboration Program pursuant to Section 2.1(i);
(c)    Any Celgene In-Licensed IP; and
(d)    Any Collaboration IP solely owned by Celgene pursuant to Section 2.1(f). For avoidance of doubt, Collaboration IP jointly owned by the Parties pursuant to Section 2.1(f) will not be deemed Celgene IP.
1.14    “Celgene New In-License” means a New In-License between Celgene or any of its Affiliates and a Third Party.
1.15    “Celgene Pre-Existing In-Licenses” means any agreement between Celgene or any of its Affiliates and a Third Party executed prior to the Original Agreement Date pursuant to which Celgene or any of its Affiliates in-licenses any Know-How, Materials or Patents that is necessary or useful for the research, Development, Manufacture or commercialization of Product Candidates in the Field. For clarity, the Baylor Agreements and Celgene New In-Licenses will not be considered Celgene Pre-Existing In-Licenses hereunder.

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
1.16    “cGMP” means all applicable standards relating to manufacturing practices for pharmaceutical products, including (a) all applicable requirements detailed in the FDA’s current Good Manufacturing Practices regulations, 21 CFR Parts 210 and 211 and The Rules Governing Medicinal Products in the European Community, Volume IV, Good Manufacturing Practice for Medicinal Products, as each may be amended from time to time, and (b) all applicable Laws promulgated by any governmental authority having jurisdiction over the Manufacture of a Product Candidate, Licensed Candidate or Licensed Product, as applicable.
1.17    “Clinical Study” means any human clinical trial of a Product Candidate.
1.18    “Collaboration IP” means all Collaboration Know-How and Patents arising therefrom that Cover the Collaboration Know-How.
1.19    “Collaboration Know-How” means all Know-How and Materials discovered, created, conceived, developed or reduced to practice in the course of performing activities under the Collaboration Program (whether solely by one Party or jointly by the Parties, in each case with their Affiliates or any Third Parties or any employees, consultants or agents of any of the foregoing which perform activities under the Collaboration Program).
1.20    “Collaboration Program” means the program of research and Development in the Field that is engaged in by or on behalf of the Parties under this Agreement during the Collaboration Program Term.
1.21    “Commercially Reasonable Efforts” means, with respect to the research and Development of Product Candidates, that level of efforts and resources that such Party would normally devote to the research or Development, as the case may be, of a product owned by it or to which it has rights of the type it has hereunder, which is of a similar commercial potential at a similar stage in its lifecycle, in each case taking into account issues of safety and efficacy, product profile, the proprietary position, the then current competitive environment for such product and the likely timing of such product’s entry into the market, the pricing and launching strategy for the respective product, the regulatory environment and status of such product, and other relevant scientific, technical and commercial factors.
1.22    “Control” or “Controlled” means, with respect to any Know-How, Material, Patent, Regulatory Data, Regulatory Filings or Regulatory Approvals, the possession (whether by ownership or license or sublicense) by a Party of the ability to use or practice such Know-How, Material, Patent, Regulatory Data, Regulatory Filings or Regulatory Approvals to perform the Collaboration Program or otherwise to grant to the other Party a license or access as provided herein to such item, without violating the terms of any agreement or other arrangement with any Third Party or, other than under the Bluebird In-Licenses, being obligated to pay any royalties or other consideration therefor (“Additional Payments”). For clarity, Bluebird New In-Licenses are not “Controlled” for purposes of this Agreement, unless and only after such Bluebird New In-License is converted into a Bluebird Collaboration In-License pursuant to Sections 4.1(b) or 4.1(d) and all required payments thereunder have been made by Celgene to Bluebird. For clarity, Celgene In-Licenses are not “Controlled” for purposes of this Agreement, unless and only after the Parties mutually agree to include such Celgene In-License in the Collaboration Program

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
pursuant to Section 4.1(c). Notwithstanding the foregoing, if on or after the Original Agreement Date and for such time as the other Party agrees to pay and does in fact pay all Additional Payments with respect to such Party’s access or license to such Know-How, Material, Patent, Regulatory Data, Regulatory Filings and Regulatory Approvals (other than that in-licensed by Bluebird pursuant to a Bluebird In-License), such Know-How, Material, Patent, Regulatory Data, Regulatory Filings and Regulatory Approvals will be deemed to be included in the definition of “Control”.
1.23    “Covers”, with reference to (a) a Patent, means that the making, using, selling, offering for sale or importing of a product or practice of a method would infringe a valid claim of such Patent in the country in which such activity occurs, and (b) Materials or Know-How, means that the Manufacture, Development or commercialization of a product incorporates, embodies or otherwise makes use of such Know-How.
1.24    “Development” means preclinical and clinical drug development activities, including: test method development and stability testing, toxicology, formulation, process development, qualification and validation, Manufacture scale-up, development-stage Manufacturing, quality assurance/quality control, clinical studies, statistical analysis and report writing, the preparation and submission of BLAs and MAAs, regulatory affairs with respect to the foregoing and all other activities necessary or useful or otherwise requested or required by a Regulatory Authority as a condition or in support of obtaining or maintaining a Regulatory Approval.
1.25    “Development & Commercialization Agreements” means the Amended and Restated License Agreement attached hereto as Exhibit A (the “License Agreement”) and the Amended and Restated Co-Development, Co-Promote and Profit Share Agreement attached hereto as Exhibit B (the “Co-Development, Co-Promote and Profit Share Agreement”).
1.26    “EMA” means the Regulatory Authority known as either the European Medicines Agency or the European Agency for the Evaluation of Medicinal Products and any successor agency thereto.
1.27    “FDA” means the United States Food and Drug Administration and any successor agency thereto.
1.28    “Field” means the targeting of the Target Antigen by the use of (a) T-cells expressing a CAR (with or without other engineering to enhance functionality and/or safety), including virus specific genetically modified T-cells expressing a synthetic CAR, and (b) T-cells expressing native antigen receptors or engineered antigen receptors in which the T-cells are genetically modified to enhance their performance, persistence or safety, in each case under (a) and (b) for the treatment, modulation, palliation or prevention of cancer in humans.
1.29    “Gene Editing” means homing endonuclease (HE) and megaTAL gene editing technologies, including HE/megaTAL-mediated homology directed recombination and Bluebird’s proprietary DARIC cell signaling technology.

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
1.30    “IND” means an investigational new drug application filed with the FDA for authorization to commence clinical studies, and its equivalent in a foreign country.
1.31    “Know-How” means all commercial, technical, scientific and other know-how and information, trade secrets, knowledge, technology, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, specifications, data and results (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, preclinical, clinical, safety, manufacturing and quality control data and know-how, including Regulatory Data, study designs and protocols), in all cases, whether or not confidential, proprietary, patented or patentable, in written, electronic or any other form now known or hereafter developed.
1.32    “Knowledge” means the actual knowledge or good faith understanding of the vice presidents, senior vice presidents, president or chief executive officer of a Party of the facts and information then in their possession.
1.33    “Law” or “Laws” means all laws, statutes, rules, regulations, orders, judgments, or ordinances having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision.
1.34    “Lead Product Candidate” means the Product Candidate identified on Exhibit D.
1.35    “license” means license or sublicense, as applicable.
1.36    “Manufacturing” means the production, manufacture, processing, filling, finishing, packaging, labeling, shipping and holding of product or any intermediate thereof, including process development, process qualification and validation, scale-up, commercial manufacture and analytic development, product characterization, stability testing, quality assurance and quality control. With reference to any Product Candidate, Manufacturing includes Vector and associated Payload supply.
1.37    “Materials” means any tangible chemical or biological material, including any compounds, DNA, RNA, clones, Vectors, Payloads, cells, and any expression product, progeny, derivative or other improvement thereto, along with any tangible chemical or biological material embodying any Know-How.
1.38    “MAA” means an application for the authorization to market a product in any country or group of countries outside the United States, as defined in the applicable Laws and filed with the Regulatory Authority of a given country or group of countries.
1.39    “Next Generation Product Candidate” means the Product Candidate identified on Exhibit D.
1.40    [***]
1.41    “Option Fees” means the Initial Option Fee and the Additional Option Fee.

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
1.42    “Optioned Candidate” means a Product Candidate for which Celgene has exercised its option pursuant to Sections 5.1 or 5.6.
1.43    “Other In-Licenses” means Bluebird Collaboration In-Licenses that Celgene does not elect to include within the definition of Applicable New In-Licenses in an applicable Development & Commercialization Agreement in accordance with Section 5.7.
1.44    “Patent” means a patent or a patent application, including any additions, divisions, continuations, continuations-in-part, invention certificates, substitutions, reissues, reexaminations, extensions, registrations, supplementary protection certificates and renewals, including all U.S. and foreign counterparts thereof, but not including any rights that give rise to regulatory exclusivity periods (other than supplementary protection certificates, which will be treated as “Patents” hereunder).
1.45    “Patent Costs” means the out-of-pocket costs and expenses paid to outside legal counsel and other Third Parties (including to any licensor pursuant to any in-license), and filing and maintenance expenses, incurred in Prosecuting and Maintaining Patents and enforcing and defending them.
1.46    “Payload” means [***].
1.47    “Person” means any individual, partnership, joint venture, limited liability company, corporation, firm, trust, association, unincorporated organization, governmental authority or agency, or any other entity not specifically listed herein.
1.48    “Phase 1 Study” means a clinical trial of a product, the principal purpose of which is preliminary determination of safety in healthy individuals or patients as described under 21 C.F.R. §312.21(a) (as amended or any replacement thereof), or a similar clinical study prescribed by the Regulatory Authorities in a foreign country. For purposes of this Agreement, “completion of Phase 1 Study” means the date on which a final and complete clinical study report for the Phase 1 Study, based on an Initial Primary Analysis, is provided to Celgene. “Initial Primary Analysis” means, with respect to a Phase 1 Study, an analysis performed on the complete and cleaned dataset from such Phase 1 Study, which dataset includes a minimum of three (3) months follow-up of all patients in such Phase 1 Study.
1.49    “Phase 2/3 Study” means a clinical trial of a product that is (a) initiated to determine the safety and efficacy in the target patient population, as described in 21 C.F.R. 312.21(b) (as amended or any replacement thereof), or a similar clinical study prescribed by the Regulatory Authorities in a foreign country and (b) converted to a Phase 3 Study following an interim analysis of safety and efficacy data generated from the initial patents enrolled in such clinical trial.
1.50    “Phase 3 Study” means a clinical trial of a product on a sufficient number of subjects that is designed to establish that a pharmaceutical product is safe and efficacious for its intended use, and to determine warnings, precautions, and adverse reactions that are associated with such pharmaceutical product in the dosage range to be prescribed, which trial is intended to

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
support Regulatory Approval of such product, as described in 21 C.F.R. 312.21(c) (as amended or any replacement thereof), or a similar clinical study prescribed by the Regulatory Authorities in a foreign country. For purposes of this Agreement and the Development & Commercialization Agreements, (a) “commencement of Phase 3 Study” for a product means (i) the first dosing of such product in a human patient in a Phase 3 Study, or (ii) the date on which the sponsor elects to continue enrollment of patients in a Phase 2/3 Study following an interim analysis of safety and efficacy data generated from the initial patents enrolled in such Phase 2/3 Study, and (b) “completion of Phase 3 Study” means the final dosing of the last patient to be dosed in such Phase 3 Study.
1.51    “Pre-Existing In-Licenses” means the agreements listed in Exhibit C.
1.52    “Product Candidate(s)” means any therapeutic candidate designed, discovered or developed as part of the Collaboration Program that comprises a T-Cell transduced with recombinant viral agent(s) encoding CAR(s) with targeting domain(s) that specifically targets the Target Antigen and optionally encoding additional protein(s) that may modulate the efficacy and safety of such therapeutic candidate. As of the Amendment Date, the Product Candidates include the Lead Product Candidate and the Next Generation Product Candidate.
1.53    “Prosecution and Maintenance” means, with regard to a particular Patent, the preparation, filing, prosecution and maintenance of such Patent, as well as re-examinations, reissues and the like with respect to that Patent, together with the conduct of interferences, the defense of oppositions and other similar proceedings with respect to that Patent.
1.54    “Regulatory Approval” means, with respect to a country or extra-national territory, any and all approvals (including BLAs and MAAs), licenses, registrations or authorizations of any Regulatory Authority necessary in order to commercially distribute, sell or market a product in such country or some or all of such extra-national territory, excluding any pricing or reimbursement approvals.
1.55    “Regulatory Authority” means any national (e.g., the FDA), supra-national (e.g., the EMA), regional, state or local regulatory agency, department, bureau, commission, council or other governmental authority, in any jurisdiction in the world, involved in the granting of Regulatory Approval.
1.56    “Regulatory Data” means all information with respect to a product made, collected or otherwise generated under or in connection with clinical studies and such other tests and studies in patients that are (a) required by applicable Law, or otherwise recommended by Regulatory Authorities, to obtain or maintain Regulatory Approvals, or (b) conducted solely in support of pricing or reimbursement for such product or are not otherwise strictly required in order to obtain or maintain Regulatory Approval for such product (including epidemiological studies, modeling and pharmacoeconomic studies, post-marketing surveillance studies, investigator sponsored studies and health economics studies).
1.57    “Regulatory Filings” means any submission to a Regulatory Authority of any appropriate regulatory application together with any related correspondence and documentation,

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
and will include any submission to a regulatory advisory board, marketing authorization application, and any supplement or amendment thereto. For the avoidance of doubt, Regulatory Filings will include any IND, BLA, MAA or the corresponding application in any other country or group of countries.
1.58    “Target Antigen” means the antigen designated as B-cell maturation antigen (BCMA) as further set forth on Exhibit D, and naturally occurring variants thereof.
1.59    “T-Cell” means any of the lymphocytes that mature in the thymus and have the ability to recognize specific peptide antigens presented by major histocompatibility complex antigens through the receptors on their cell surface.
1.60    “Third Party” means any Person other than Bluebird, Celgene and their respective Affiliates.
1.61    [***]
1.62    [***]
1.63    “United States” or “U.S.” means the United States of America, including its territories and possessions, the District of Columbia and Puerto Rico.
1.64    “Vector” means [***].
Definitions for each of the following terms are found in the body of this Agreement as indicated below:

Defined Term	Location
Additional Option Fee	Section 6.3
Additional Payments	Section 1.22
Affiliate	Section 1.1
Agreement	Preamble
Amendment Date	Preamble
Applicable Celgene In-License	Section 4.1(c)
Bankruptcy Code	Section 5.9
Baylor	Section 1.2
Baylor Agreement Change	Section 4.5(a)
Baylor Agreement(s)	Section 1.3
Baylor Field	Section 2.1(f)(ii)
Baylor-Only Candidate	Section 5.5
Baylor Platform License	Section 1.3
Baylor Product License	Section 1.3
Baylor Research Agreement	Section 1.3
Biologics License Application (BLA)	Section 1.4
Bluebird	Preamble

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Defined Term	Location
Bluebird Collaboration In-License	Section 4.1(b)
Bluebird Development Notice	Section 5.6(a)
Bluebird In-Licensed IP	Section 1.5
Bluebird In-License	Section 1.6
Bluebird Indemnitees	Section 9.6(a)
Bluebird IP	Section 1.5
Bluebird New In-License	Section 1.6
Bluebird Option Notice	Section 5.3
Bluebird Program Director	Section 3.1
Business Acquisition	Section 2.1(e)(ii)
Business Combination	1.9
Business Party	Section 2.1(e)(ii)
Business Program	Section 2.1(e)(ii)
CAR	Section 1.10
Celgene Corp.	Preamble
Celgene Europe	Preamble
Celgene In-Licensed IP	Section 1.11
Celgene In-License	Section 1.12
Celgene Indemnitees	Section 9.6(b)
Celgene IP	Section 1.13
Celgene Know-How	Section 1.13(a)
Celgene New In-License	Section 1.14
Celgene Option Notice	Section 5.1
Celgene Option Period	Section 5.1
Celgene Patents	Section 1.13(b)
Celgene Pre-Existing In-License	Section 1.15
Celgene Program Director	Section 3.1
cGMP	Section 1.16
Clinical Study	Section 1.17
Clinical Study Initiation Notice	Section 5.1
Co-Development, Co-Promote and Profit Share Agreement	Section 1.25
Collaboration IP	Section 1.18
Collaboration Know-How	Section 1.19
Collaboration Plan	Section 2.1(a)
Collaboration Program Advisory Committee	Section 2.1(f)(ii)
Collaboration Program	Section 1.20
Collaboration Program Term	Section 2.1(d)
Confidential Information	Section 8.1(a)

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Defined Term	Location
Control	Section 1.22
Covers	Section 1.23
Declined Product Candidate	Section 5.6(a)
Development	Section 1.24
Development & Commercialization Agreements	Section 1.25
Disclosing Party	Section 8.1(a)
DOJ	Section 5.8(b)
Effective Date	Preamble
Elected Candidate	Section 5.2
EMA	Section 1.26
FDA	Section 1.27
Field	Section 1.28
Financial Investor	Section 1.9
FTC	Section 5.8(b)
HSR Act	Section 5.8(b)
HSR Clearance Date	Section 5.8(b)
HSR Filing	Section 5.8(b)
Implementation Date	Section 5.8(b)
IND	Section 1.29
Indemnification Claim Notice	Section 9.6(c)
Indemnified Party	Section 9.6(c)
Initial Option Fee	Section 6.2
Initial Primary Analysis	Section 1.48
Issuing Party	Section 8.3(b)
JSC	Section 3.2(a)
Know-How	Section 1.31
Knowledge	Section 1.32
Law	Section 1.33
Lead Product Candidate	Section 1.34
license	Section 1.35
License Agreement	Section 1.25
Litigation Conditions	Section 9.6(d)(i)
Losses	Section 9.6(a)
MAA	Section 1.38
Manufacturing	Section 1.36
Materials	Section 1.37
Mutual Confidentiality Agreement	Section 8.4
New In-Licenses	Section 4.1(a)

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Defined Term	Location
Next Generation Product Candidate	Section 1.39
[***]
Option Fee	Section 1.41
Optioned Candidate	Section 1.42
Original Agreement	Preamble
Original Agreement Date	Preamble
Other In-License	Section 1.43
Party(ies)	Preamble
Patent	Section 1.44
Patent Costs	Section 1.45
Patent Liaisons	Section 3.3(a)
Patent Committee	Section 3.3(a)
Payload	Section 1.46
Person	Section 1.47
Phase 1 Study	Section 1.48
Phase 2/3 Study	Section 1.49
Phase 3 Study	Section 1.50
Pre-Existing In-License	Section 1.51
Product Candidate	Section 1.52
Product Candidate In-License	Section 4.2
Program Directors	Section 3.1
Prosecution and Maintenance	Section 1.53
Receiving Party	Section 8.1(a)
Release	Section 8.3(b)
Regulatory Approval	Section 1.54
Regulatory Authority	Section 1.55
Regulatory Data	Section 1.56
Regulatory Filing	Section 1.57
Reviewing Party	Section 8.3(b)
SEC	Section 8.3(d)
Sub-Committees	Section 3.2(c)(x)
Target Antigen	Section 1.58
T-Cell	Section 1.59
Term	Section 10.1
Third Party	Section 1.60
Third Party Claims	Section 9.6(a)
[***]
[***]

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Defined Term	Location
United States (U.S.)	Section 1.63
Vector	Section 1.64
2.    Collaboration Program.
2.1    Collaboration Program.
(a)    General. During the Collaboration Program Term, the Parties will conduct the Collaboration Program on the terms and conditions set forth in this Agreement to identify, research and Develop Product Candidates. [***] Under the Collaboration Program, Bluebird will be responsible for all research and Development activities performed through completion of the initial Phase 1 Study with respect to each Product Candidate, and Celgene will be a critical advisor for oncology drug development, ex vivo human cell processing, assay development and release testing. Bluebird will keep Celgene reasonably informed of Bluebird’s research and Development activities and will reasonably consult with Celgene and reasonably consider Celgene’s comments and advice with respect to all material decisions relating to such activities. Research and Development activities of the Parties with respect to the Collaboration Program will be described in a “Collaboration Plan,” an initial version of which is attached hereto as Exhibit E. Any modifications or amendments to the Collaboration Plan that are proposed by either Party will be subject to review by the JSC pursuant to and in accordance with the terms of Section 3.2(d) and to the prior written approval of both Parties. The selection of Product Candidates for additional work under the Collaboration Program will be subject to the oversight and supervision of the JSC, provided that if the JSC is unable to unanimously agree with respect to the selection of a Product Candidate for additional work under the Collaboration Program, either Party may, by written notice to the other Party, have such dispute referred to the Bluebird CEO and the Celgene CEO or in either case his or her designee (who will be a senior executive), who will attempt in good faith to resolve such dispute by negotiation and consultation [***], and if not so resolved, Bluebird will have the tie-breaking vote, provided that if a Business Combination has occurred with respect to Bluebird, Celgene will have the tie-breaking vote.
(b)    Obligations Under the Collaboration Plan. Each Party will use Commercially Reasonable Efforts to perform (itself or through its Affiliates or by permitted subcontracting pursuant to Section 2.4) its respective obligations under the Collaboration Plan, and will cooperate with and provide reasonable support to the other Party in such other Party’s performance of its responsibilities under the Collaboration Plan. The Collaboration Plan will not assign to Celgene, and Bluebird will not request that Celgene perform, any research or Development activity that would require a sublicense under any Bluebird In-License. If, notwithstanding the foregoing, the Collaboration Plan assigns to Celgene, or Bluebird requests that Celgene perform, any such research or Development activity, Bluebird will be responsible for any and all obligations to its licensors under any Bluebird In-License that arise out of such research or Development. [***] The Parties acknowledge and agree, however, that no outcome or success is or can be assured and that failure to achieve desired results will not in and of itself

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
constitute a breach or default of any obligation in this Agreement (notwithstanding the focus of the Collaboration Program described above).
(c)    Manufacturing.
(i)    The Parties mutually agree that, subject to mutual agreement on a work order under that certain Manufacturing and Clinical Supply Agreement, dated as of December 15, 2014 (as the same may be amended, restated or otherwise modified from time to time), as a part of the Collaboration Program, Celgene will use and operate an existing cGMP suite, for the processing of the Lead Product Candidate which incorporates Vectors and associated Payloads supplied by Bluebird [***]. The Parties will use commercially reasonable efforts to enter into such additional agreements as may be necessary for Celgene to do so, including a Vector and Payload supply agreement. The Parties will determine which Party will have responsibility for (A) the processing of the Lead Product Candidate which incorporates Vectors and associated Payloads supplied by Bluebird for use in any Clinical Studies [***], and (B) the processing of any other Product Candidates which incorporates Vectors and associated Payloads supplied by Bluebird for any Clinical Studies of such other Product Candidates [***].
(ii)    Prior to or during initial proof of concept studies, Celgene and Bluebird will mutually assess the capability for sole supply manufacture of Vector supply, and agree to provisions to ensure the Manufacture and distribution, of Vector Supplies, in adequate quantities, of adequate quality, and in acceptable timeframes so as to not delay clinical Development and commercialization of Product Candidates. Multiple sites may be required to supply and store inventories of Vector supplies.
(d)    Collaboration Program Term. Unless terminated or extended pursuant to the terms hereof, the term of the Collaboration Program will commence on the Original Agreement Date and continue until the third (3rd) anniversary of the Amendment Date the “Collaboration Program Term”). The Collaboration Program Term may be extended only upon the mutual written agreement of the Parties.
(e)    Exclusivity. [***]
(f)    Collaboration Know-How and IP.
(i)    Each Party will promptly (and at least on a calendar quarterly basis) disclose to the other Party any Collaboration Know-How discovered, created, conceived, developed or reduced to practice by or on behalf of such Party, and will provide the other Party such documentation regarding the same as the other Party may reasonably request.
(ii)    Except as set forth in this Section 2.1(f)(ii) and in Section 2.1(f) (iv) below, each Party will solely own all right, title and interest in and to all Collaboration IP that is discovered, created, conceived, developed or reduced to practice solely by or on behalf of such Party, and all right, title and interest in and to all

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Collaboration IP will automatically vest solely in such Party. The Parties acknowledge and agree that (A) subject to Section 2.1(f)(iv) with respect to improvements to, or modifications or derivative works of, Bluebird IP that is directed to Vectors, the Parties will jointly own all right, title and interest in and to all Know-How and Materials, and Patents arising therefrom, that are discovered, created, conceived, developed or reduced to practice by or on behalf of the Parties (whether solely by or on behalf of a Party or jointly by or on behalf of both Parties) in the course of performing activities as a part of the “Project Research” (as defined in the Baylor Research Agreement), (B) as between Celgene and Bluebird, Know-How and Materials, and Patents arising therefrom, discovered, created, conceived, developed or reduced to practice by Dr. Malcolm K. Brenner during the Term in connection with his participation on the Collaboration Program Advisory Committee that relate to “Project Research” will be subject to the terms of the Baylor Agreements and (C) as between Celgene and Bluebird, Know-How and Materials, and Patents arising therefrom, that are discovered, created, conceived, developed or reduced to practice by Dr. Malcolm K. Brenner during the Term in connection with his participation on the Collaboration Program Advisory Committee that do not relate to “Project Research” and (I) are within the Baylor Field will be jointly owned by the Parties and (II) are outside the Baylor Field will be solely owned by the Party with which Dr. Malcolm K. Brenner discovered, created, conceived, developed or reduced to practice the subject Know-How and Materials, or will be jointly owned by the Parties if Dr. Malcolm K. Brenner discovered, created, conceived, developed or reduced to practice the subject Know-How and Materials with both Parties, subject, in each case of clauses (C)(I) and (C)(II) above, to Section (iv) with respect to improvements to, or modifications or derivative works of, Bluebird IP that is directed to Vectors. Each Party agrees to execute such written assignments and confirmations as are necessary to effect the allocation of ownership of Patents, Know-How and Materials as provided in the immediately preceding sentence, and any Patents, Know-How and Materials addressed by the immediately preceding sentence (other than clause (C)(II)) shall be considered Collaboration IP. [***]
(iii)    Except as set forth in Section 2.1(f)(iv) below, the Parties will jointly own any and all Collaboration IP that is discovered, created, conceived, developed or reduced to practice jointly by or on behalf of the Parties. Each Party will have an undivided one-half interest in and to such jointly-owned Collaboration IP. Each Party will exercise its ownership rights in and to such jointly-owned Collaboration IP, including the right to license and sublicense or otherwise to exploit, transfer or encumber its ownership interest, without an accounting or obligation to, or consent required from, the other Party, but subject to the licenses hereunder and the other terms and conditions of this Agreement, including Section 2.1(e). At the reasonable written request of a Party, the other Party will in writing grant such consents and confirm that no such accounting is required to effect the foregoing regarding jointly-owned Collaboration IP. Each Party, for itself and on behalf of its Affiliates, licensees and sublicensees, and employees, subcontractors (subject to Section 2.4), consultants and agents of any of the foregoing, hereby assigns (and to the extent such assignment can only be made in the future hereby

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
agrees to assign), to the other Party a joint and undivided interest in and to all jointly-owned Collaboration IP.
(iv)    Notwithstanding the first sentence of Section 2.1(f)(ii) and notwithstanding Section 2.1(f)(iii), but subject to the second sentence of Section 2.1(f)(ii), (A) Celgene will solely own any Collaboration IP that is an improvement to, or modification or derivative work of, any Celgene IP, and Bluebird, for itself and on behalf of its Affiliates, licensees and sublicensees, and employees, subcontractors (subject to Section 2.4), consultants and agents of any of the foregoing, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), all of its rights, title and interest in such Collaboration IP to Celgene, and (B) Bluebird will solely own any Collaboration IP that is an improvement to, or modification or derivative work of, any Bluebird IP, and Celgene, for itself and on behalf of its Affiliates, licensees and sublicensees, and employees, subcontractors (subject to Section 2.4), consultants and agents of any of the foregoing, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), all of its rights, title and interest in such Collaboration IP to Bluebird. To the extent that a particular item of Collaboration IP constitutes an improvement to, or modification or derivative work of, both Celgene IP and Bluebird IP, the Parties will jointly own such particular item of Collaboration IP pursuant to Section 2.1(f)(iii).
(v)    The Parties acknowledge and agree that all Collaboration Know-How (as defined under the Original Agreement) existing as of the Amendment Date and Patents arising therefrom that Cover such Collaboration Know-How are and shall continue to be owned by the Parties pursuant to the terms of the Original Agreement, and shall be considered Collaboration IP for purposes of this Agreement. As of the Amendment Date, (A) all Patents within such Collaboration IP that are solely owned by Bluebird are set forth on Exhibit I-1, (B) all Patents within such Collaboration IP that are solely owned by Celgene are set forth on Exhibit I-2, and (C) all Patents within such Collaboration IP that are jointly owned by Bluebird and Celgene are set forth on Exhibit I-3.
(vi)    Inventorship determination for all Patents worldwide arising from any Know-How or Material discovered, created, conceived, developed or reduced to practice by or on behalf of the Parties under or in connection with this Agreement and thus the ownership thereof will be made in accordance with applicable United States patent laws.
(g)    Regulatory. Bluebird will exclusively own the INDs for the Development of Product Candidates and will, after reasonable consultation with Celgene under the oversight of the JSC: (i) determine the regulatory plans and strategies for Product Candidates, (ii) prepare and file all Regulatory Filings with respect to Product Candidates, and (iii) be responsible for conducting all meetings with Regulatory Authorities in connection with the Development of Product Candidates, in each case unless and until such time that such Product Candidate becomes an Optioned Candidate. Bluebird will provide Celgene with reasonable prior notice of all such

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
meetings with Regulatory Authorities, and Celgene will have the right to participate in such meetings.
(h)    Licenses.
(i)    During the Term, Bluebird hereby grants to Celgene the co-exclusive (with Bluebird and its Affiliates), worldwide, royalty-free right and license in the Field, without the right to grant sublicenses (other than to permitted subcontractors under Section 2.4), under Collaboration IP solely owned by Bluebird pursuant to Section 2.1(f) and Bluebird’s interest in jointly owned Collaboration IP, in each case solely to conduct research and Development under the Collaboration Plan as part of the Collaboration Program in accordance with the terms of this Agreement. Except as may be permitted under an applicable Development & Commercialization Agreement, Celgene will not practice or otherwise use any Collaboration IP solely owned by Bluebird pursuant to Section 2.1(f) other than in accordance with the license granted in this Section 2.1(h)(i).
(ii)    Subject to the terms and conditions of this Agreement, during the Term and thereafter, Celgene hereby grants to Bluebird a worldwide, fully paid-up, non-exclusive license, with the right to sublicense through multiple tiers, under (A) Collaboration IP solely owned by Celgene pursuant to Section 2.1(f), (B) all improvements to, or modifications or derivative works of, any Bluebird IP that are discovered, created, conceived, developed or reduced to practice by or on behalf of Celgene or its Affiliates during the Collaboration Program Term in the course of Developing an Optioned Candidate, Elected Candidate or Licensed Product under a Development & Commercialization Agreement, and (C) [***], in each case of (A) through (C), that are related to the Manufacture of Vectors, solely to research, Develop, Manufacture and commercialize Vectors, provided that (I) the foregoing license does not include any Patents and Know-How for Manufacturing (other than Manufacturing of Vectors), (II) [***], (III) during the Term and the term of any applicable Development & Commercialization Agreement, the foregoing license does not include the right to research, Develop, Manufacture or commercialize any Vectors that are used in connection with Optioned Candidates, Elected Candidates or Licensed Products under such Development & Commercialization Agreement, other than with and for Celgene, and (IV) [***]. Further, the Parties acknowledge and agree that, upon written notice to Celgene, Bluebird may decline the taking of or terminate such sublicense from Celgene with respect to any Patents, Know-How or Materials that are in-licensed by Celgene pursuant to a Celgene New In-License that is an Applicable Celgene In-License. If any royalty, milestone or other payment, [***] becomes due under any Celgene New In-License that is attributable to Bluebird as a sublicensee thereunder with respect to such research, Development, Manufacture or commercialization of Vectors, Celgene will pay same, provided that Bluebird will reimburse Celgene for any such payment within thirty (30) days of Bluebird’s receipt of Celgene’s written invoice therefor, and Bluebird’s failure to pay such reimbursement within such time period will entitle Celgene to terminate Bluebird’s sublicense under the applicable Celgene New In-

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
License upon thirty (30) days written notice. Upon Bluebird’s request, Celgene agrees to provide Bluebird with a copy of any Celgene New In-License that is an Applicable Celgene In-License under which Bluebird is granted a sublicense under this Section 2.1(h)(ii), which Celgene may reasonably redact (other than with respect to provisions applicable to the determination of Bluebird’s reimbursement obligations under this Section 2.1(h)(ii)).
(iii)    [***]
(i)    Celgene IP. If either Party desires that Celgene make available any Patents, Know-How or Material Controlled by Celgene or its Affiliates (other than pursuant to a Celgene In-License, which is governed by Section 4.1(c), and other than Collaboration IP) for use in the Collaboration Program, such Party will notify the JSC and the JSC will discuss whether or not such Patents, Know-How or Materials would be useful for the Collaboration Program. If the JSC concludes that such Patents, Know-How or Materials would be useful for the Collaboration Program, the JSC will invite Celgene to make such intellectual property available to the Collaboration Program. Celgene will have sole discretion whether or not to make such intellectual property available to the Collaboration Program, and if Celgene so elects it will make such intellectual property available by providing the JSC with written notice specifying the Patents, Know-How and/or Materials that will be made available to the Collaboration Program as “Celgene IP”. Except by such written notice provided to the JSC, no Patents, Know-How or Materials Controlled by Celgene or its Affiliates (other than pursuant to a Celgene In-License, which is governed by Section 4.1(c) and other than Collaboration IP) will be made available for, or used in, the Collaboration Program, and no such Patents, Know-How or Materials shall be considered “Celgene IP”.
2.2    Collaboration Program Expenses. Except for any amounts that may be payable by Celgene under a Vector and associated Payload supply agreement described in Section 2.1(c), each of Bluebird and Celgene is and will remain solely responsible for all of its internal costs and expenses that are incurred by or on its behalf in connection with the performance of the Collaboration Plan. Subject to Sections 4.1, 4.2, 6.4 and 7.2, and except for any amounts that may be payable by Celgene under a Vector and associated Payload supply agreement described in Section 2.1(c) or a Celgene In-License, Bluebird will be responsible for all out-of-pocket costs and expenses payable to Third Parties in connection with the performance of the Collaboration Plan.
2.3    Collaboration Program Records, Reports and Materials.
(a)    Records. Each Party will maintain, or cause to be maintained, records of its activities under the Collaboration Program in sufficient detail and in good scientific manner appropriate for scientific, Patent and regulatory purposes, that will properly reflect all work included in the Collaboration Program, for a period of at least ten (10) years after the creation of such records, but in no event less than required by applicable Laws. Each Party will have the right to request and receive a copy of any such records.

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
(b)    Collaboration Program Reports. Each Party will furnish to the JSC a high-level summary written report within thirty (30) days after each June 30th and December 31st occurring during the Collaboration Program Term, describing its progress under the Collaboration Plan as part of the Collaboration Program during the previous six (6) month period. Each Party agrees that it will promptly respond to the other Party’s reasonable questions regarding any of such Party’s reports.
(c)    Materials.
(i)    Each Party will, during the Collaboration Program Term, as a matter of course as described in the Collaboration Plan or upon the other Party’s reasonable written request, furnish to each other samples of Materials that are in such Party’s Control and are necessary for the other Party to carry out its responsibilities under the Collaboration Plan, provided that, prior to Celgene providing any Materials to Bluebird, Celgene will notify Bluebird of the cost of such Materials and Bluebird may elect whether or not to receive such Materials from Celgene. Subject to the foregoing, after Celgene has provided Materials costing more than [***], Bluebird will reimburse Celgene for the costs of any additional Materials.
(ii)    Each Party will use such Materials only in accordance with the Collaboration Plan and otherwise in accordance with the terms and conditions of this Agreement and any instructions provided by the Party furnishing the Materials. Except with the prior written consent of the supplying Party (such consent not to be unreasonably withheld, delayed or conditioned), the Party receiving any Materials will not distribute or otherwise allow the release of Materials to any Affiliate (other than wholly-owned subsidiaries) or Third Party, except for subcontracting as permitted hereunder. All Materials delivered to the receiving Party will remain the sole property of the supplying Party and will be used in compliance with all applicable Law. The Materials supplied under this Agreement will be used with prudence and appropriate caution in any experimental work because not all of their characteristics may be known.
2.4    Permitted Subcontracting. Each Party may subcontract any of its activities to be performed under the Collaboration Plan to an Affiliate or Third Party, provided that any such Affiliate or Third Party will have entered into a written agreement with such Party that includes terms and conditions protecting and limiting use and disclosure of Confidential Information and Materials and Know-How at least to the same extent as under this Agreement, and requiring such Affiliate or Third Party and its personnel to assign to such Party all right, title and interest in and to any Patents, Know-How and Materials created, conceived or developed in connection with the performance of subcontracted activities to the extent required to research, Develop, Manufacture and commercialize Product Candidates, provided that with respect to Third Parties that are academic or other non-commercial Persons, a Party will be required only to use commercially reasonable efforts to obtain such assignment, and in the absence of such assignment, the Parties will mutually agree on the rights (e.g., a license or option to license) to be obtained from such academic or non-commercial Persons. Any such subcontracting activities will be described in the reports for the Collaboration Program required by Section 2.3(b).

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
3.    Governance.
3.1    Management. Management of the Collaboration Program activities will be under the responsibility of one person to be designated by Celgene (the “Celgene Program Director”) and one person to be designated by Bluebird (the “Bluebird Program Director,” and together with the Celgene Program Director, the “Program Directors”).
3.2    Joint Steering Committee.
(a)    Steering Committee. The Parties will establish a Joint Steering Committee, comprised of three (3) representatives of Bluebird and three (3) representatives of Celgene (the “JSC”). Each Party may replace its representatives on the JSC or its Program Director at any time upon written notice to the other Party. With the consent of the other Party (such consent not to be unreasonably withheld, delayed or conditioned), each Party may invite non-voting employees and consultants (including Dr. Malcolm K. Brenner) to attend meetings of the JSC, subject to their agreement to be bound to the same extent as a permitted subcontractor under Section 2.4.
(b)    Meetings. While in existence, the JSC will meet each calendar quarter and, at a minimum, two (2) of such meetings each calendar year will be in person (which in-person meeting will be held at locations mutually agreed by the Parties). Meetings of the JSC will be effective only if at least one (1) representative of each Party is present or participating. Each Party will be responsible for all of its own expenses of participating in the meetings. The Parties will endeavor to schedule meetings of the JSC at least six (6) months in advance. Bluebird will prepare and circulate a meeting agenda prior to each such meeting. The Parties will alternate in preparing written minutes of such meeting, and the preparing Party will circulate such minutes within fifteen (15) days after such meeting. The Parties will agree on the minutes of each meeting promptly, but in no event later than the next meeting of the JSC.
(c)    Responsibilities. The JSC will oversee and supervise the overall performance of the Collaboration Plan and within such scope will:
(i)    Periodically review the Parties’ efforts and progress under the Collaboration Plan;
(ii)    Review the Collaboration Program;
(iii)    Review any proposed modifications or amendments to the Collaboration Plan and the Collaboration Program;
(iv)    Prioritize and oversee execution of specific activities to be performed under the Collaboration Plan and the Collaboration Program;
(v)    Review Patent Committee advice with regard to scientific activities to be performed under the Collaboration Plan and the Collaboration Program;
(vi)    Review and select Product Candidates for additional work as part of the Collaboration Program;

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
(vii)    Review and evaluate Product Candidates for which Development work should be performed as part of the Collaboration Program;
(viii)    Review and approve of the regulatory plans and strategies for Product Candidates;
(ix)    Review all Regulatory Filings with respect to Product Candidates;
(x)    Form such other committees (“Sub-Committees”) as the JSC may deem appropriate. Any such Sub-Committee may make recommendations to the JSC but may not be delegated JSC decision-making authority;
(xi)    Address such other matters relating to the activities of the Parties under this Agreement as either Party may bring before the JSC, including any matters that are expressly for the JSC to decide as provided in this Agreement; and
(xii)    Attempt to resolve any disputes on an informal basis.
(d)    Decision-making. The three (3) JSC representatives of each Party will collectively have one (1) vote, and the JSC will make decisions only by unanimous consent in the sole discretion of each Party with respect to its vote. [***]
(e)    Limits on JSC Authority. Each Party will retain the rights, powers and discretion granted to it under this Agreement and no such rights, powers, or discretion will be delegated to or vested in the JSC unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing. The JSC will not have the power to, nor will the Party having the tie-breaking vote in the JSC have the power to (i) amend, modify or waive compliance with this Agreement (other than as expressly permitted hereunder), (ii) alter, increase or expand the Parties’ rights or obligations under this Agreement, (iii) determine that a Party has fulfilled any obligations under this Agreement or that a Party has breached any obligation under this Agreement, (iv) make a decision that is expressly stated to require the mutual agreement of the Parties, (v) amend or modify the Collaboration Plan, (vi) change the Collaboration Program in any manner that would alter the fundamental objectives of the Collaboration Program as generally described in Section 2.1(a), or (vi) determine that milestone events required for the payment of milestone payments have or have not occurred.
(f)    Term. The JSC and any subcommittees thereof will cease to exist three (3) months after the end of the Collaboration Program Term.
3.3    Patent Committee.
(a)    The Parties will (i) each designate representative(s) to consult with the other Party’s representative(s) with respect to Patent ownership, Prosecution and Maintenance, enforcement and defense matters (the “Patent Liaisons”), and (ii) establish a patent committee (the “Patent Committee”). The purpose of the Patent Committee is to determine ownership of intellectual property, and facilitate the discussion and coordination of Prosecution and Maintenance, enforcement and defense matters, in accordance with and subject to the terms of

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
this Agreement. The Patent Liaisons will be the primary point of contact for the Parties regarding the foregoing activities and will facilitate all such activities hereunder, including preparing and finalizing minutes of the Patent Committee and will be responsible for assisting the Patent Committee in performing its oversight responsibilities.
(b)    Decisions. All decisions of the Patent Committee will be made by consensus, with each Party having one vote. If the Patent Committee cannot agree on a matter within the Patent Committee’s authority within five (5) days after it has met and attempted to reach such decision, then, either Party may, by written notice to the other, have such issue referred to the Program Directors for resolution. The Parties’ respective Program Directors will meet within five (5) days after such matter is referred to them, and will negotiate in good faith to resolve the matter. If the Program Directors are unable to resolve the matter within five (5) days after the matter is referred to them, then the decision will be resolved as set forth below:
(i)    IP Ownership. The Patent Committee will determine ownership of Collaboration IP in accordance with and subject to the terms of Section 2.1(f); provided that the Patent Committee may allocate ownership of a particular item of intellectual property to improve the prospects of obtaining patent protection with respect to such item of intellectual property, even if such allocation is not in accordance with the terms of Section 2.1(f), so long as the Parties mutually agree to such allocation. In the event the Patent Committee cannot agree on a matter regarding ownership of an item of intellectual property, and the Program Directors are unable to resolve such matter, then such dispute will be resolved by a Third Party patent counsel selected by the Patent Committee who (and whose firm) is not, and was not at any time during the five (5) years prior to such dispute, an employee, consultant, legal advisor, officer, director or stockholder of, and does not have any conflict of interest with respect to, either Party. Such patent counsel will determine ownership of such intellectual property in accordance with U.S. patent law and Section 2.1(f). Expenses of the patent counsel will be shared equally by the Parties.
(ii)    Patent Prosecution. The Patent Committee will discuss material issues and provide input to each other regarding the Prosecution and Maintenance, enforcement and defense of Bluebird IP, Celgene IP and jointly owned Collaboration IP. The Patent Liaisons will be responsible for coordinating the implementation of each Party’s strategies for the protection of the foregoing intellectual property rights related to Product Candidates. All final decisions related to the Prosecution and Maintenance, enforcement or defense of any Bluebird IP, Celgene IP and jointly-owned Collaboration IP will be made by the Party with the right to control such Prosecution and Maintenance, enforcement or defense, as applicable, as set forth in Section 7.
4.    Third Party Licenses.
4.1    New Licenses.
(a)    Identification. [***]
(b)    Bluebird Contribution to the Collaboration. [***]

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
(c)    Celgene Applicable/New In-Licenses. With respect to each Applicable Celgene In-License that is a Celgene New In-License:
(i)    Celgene will be solely responsible for any upfront payment payable to the licensor under such Applicable Celgene In-License.
(ii)    Except as provided in Sections 2.1(h)(ii) and 5.6, Celgene and Bluebird will each be responsible for [***] of any other payments required to be paid to the licensor under such Applicable Celgene In-License in respect of Collaboration Program activities or the research, Development, Manufacture or commercialization of Product Candidates, but excluding any payments that are (A) triggered by the grant of a sublicense under the Applicable Celgene In-License (other than sublicenses granted by Bluebird or its sublicensees), (B) annual fees paid to maintain the Applicable Celgene In-License in effect, (C) Patent Costs, (D) any payments that are royalty payments (including sales-based milestone payments), and (E) payments resulting from Celgene’s breach of the Applicable Celgene In-License not attributable to Bluebird or its contract Third Parties or sublicensees, which excluded payments will be the sole responsibility of Celgene; provided that Bluebird’s [***] share of such payments will become due and payable within [***] days after the execution of the first Development & Commercialization Agreement.
(iii)    Any payments that are royalties payable by Celgene or its Affiliates under the Applicable Celgene In-License will be subject to Section 4.3(d) of such License Agreement or Section 11.3(d) of any Co-Development, Co-Promote and Profit Share Agreement, as applicable.
(d)    Celgene Pre-Existing/Applicable In-Licenses. With respect to any Applicable Celgene In-License that is a Celgene Pre-Existing In-License, except as provided in Sections 2.1(h)(ii) and 5.6, Celgene will be solely responsible for all payments required to be paid to the licensor under such Applicable Celgene In-License, and any payments that are royalties payable by Celgene or its Affiliates under the Applicable Celgene In-License will be subject to Section 4.3(d) of such License Agreement or Section 11.3(d) of any Co-Development, Co-Promote and Profit Share Agreement, as applicable.
4.2    Product Candidate In-Licenses. Other than with respect to Baylor as contemplated by the Baylor Agreements, which are governed by Sections 4.5 and 5.5 hereof, in the event that the Parties desire to enter into an agreement with any Third Party to obtain rights to Patents, Know-How or Materials that would constitute solely a new Product Candidate (if developed pursuant to this Agreement) in the Field, as opposed to only being necessary or useful for supporting research, Development or commercialization of existing Product Candidates (a “Product Candidate In-License”), the Parties will jointly determine a strategy for endeavoring to procure rights under such Patents, Know-How or Materials, including with respect to allocation of the Parties’ responsibilities for any payments that may become due during the Collaboration Program Term under such Product Candidate In-License. Any such Product Candidate In-License addressing any such new Product Candidate will require the prior written approval of

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
both Parties, will be with both Parties and will be committed to the Collaboration Program (and not the Parties on an individual basis). Accordingly, any product candidate in-licensed pursuant to a Product Candidate In-License will be a “Product Candidate” hereunder, and will only be Developed or commercialized by either Party as a part of the Collaboration Program or under an executed Development & Commercialization Agreement, unless and until such Product Candidate becomes a Declined Product Candidate in accordance with Section 5.6. If the Parties agree that any Patents, Know-How or Materials in-licensed under a Product Candidate In-License will be used to Develop and commercialize a Product Candidate under a Development & Commercialization Agreement, the Parties will discuss in good faith and agree on the allocation of the Parties’ applicable rights and obligations thereto, including with respect to amounts payable under such Product Candidate In-License (other than a Baylor Product License), which terms will be set forth in such Development & Commercialization Agreement. If an in-license from a Third Party of rights to Patents, Materials or Know-How that would constitute a new Product Candidate also includes other rights that potentially have broader applicability (e.g., that may be useful for supporting research, Development or commercialization of Product Candidates that are against Target Antigens different than the Target Antigen in the Product Candidate in such Third Party in-license), such in-license will be treated as a “Product Candidate In-License” hereunder and the Parties will discuss in good faith the allocation of such other rights and obligations, along with costs, in accordance with the principles set forth in Section 4.1 and this Section 4.2. The Parties acknowledge that the terms of this Section 4.2 may need to be discussed and modified with respect to any particular Product Candidate In-License (other than a Baylor Product License) depending on the then existing facts and circumstances relating to such Product Candidate In-License.
4.3    Maintenance of Bluebird In-Licenses. Bluebird (a) will duly perform and observe all of its obligations under the Bluebird In-Licenses in all material respects and maintain in full force and effect the Bluebird In-Licenses, and (b) will not, without Celgene’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), (i) amend, modify, restate, cancel, supplement or waive any provision of any Bluebird In-License, or grant any consent thereunder, or agree to do any of the foregoing, or (ii) exercise any right to terminate any Bluebird In-License, in each case ((i) and (ii)) that would reasonably be expected to adversely affect in any respect the rights of Celgene under this Agreement or any potential or executed Development & Commercialization Agreement. Bluebird will provide Celgene with written notice as promptly as practicable (and in any event within five (5) business days) after becoming aware of any of the following: (A) any material breach or default by Bluebird or any of its Affiliates of any covenant, agreement or other provision of any Bluebird In-License, (B) any notice or claim from the counterparty to any Bluebird In-License terminating or providing notice of termination of any Bluebird In-License, (C) any notice or claim alleging any breach of default under any Bluebird In-License, or (D) the existence of any facts, circumstances or events which alone or together with other facts, circumstances or events would reasonably be expected (with or without the giving of notice or passage of time or both) to give rise to a breach of or default under or right to terminate any Bluebird In-License. If Bluebird fails to pay any amounts due under any Bluebird In-License and if such nonpayment would permit the counterparty to such Bluebird In-License to terminate or suspend the same or any rights

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
thereunder, Celgene will have the right, but not the obligation, in its sole discretion, to pay such amounts on Bluebird’s behalf, and any amounts so paid by Celgene may be taken by Celgene as a credit against any amounts payable to Bluebird under this Agreement or any Development & Commercialization Agreement.
4.4    Maintenance of Celgene In-Licenses. Celgene [***] will duly perform and observe all of its obligations under the Applicable Celgene In-Licenses in all material respects and maintain in full force and effect the Applicable Celgene In-Licenses in the Field [***]. Celgene will provide Bluebird with written notice as promptly as practicable (and in any event within [***] business days) after becoming aware of any of the following: (A) any material breach or default by Celgene or any of its Affiliates of any covenant, agreement or other provision of any Applicable Celgene In-License, (B) any notice or claim from the counterparty to any Applicable Celgene In-License terminating or providing notice of termination of any Applicable Celgene In-License, (C) any notice or claim alleging any breach of default under any Applicable Celgene In-License, or (D) the existence of any facts, circumstances or events which alone or together with other facts, circumstances or events would reasonably be expected (with or without the giving of notice or passage of time or both) to give rise to a breach of or default under or right to terminate any Applicable Celgene In-License. [***] If Celgene fails to pay any amounts due under any Applicable Celgene In-License and if such nonpayment would permit the counterparty to such Applicable Celgene In-License to terminate or suspend the same or any rights thereunder, Bluebird will have the right, but not the obligation, in its sole discretion, to pay such amounts on Celgene’s behalf, and Celgene will reimburse Bluebird for any such payments within [***] days of Celgene’s receipt of Bluebird’s written invoice therefor.
4.5    Baylor Agreements.
(a)    Maintenance. Celgene [***] will duly perform and observe all of its obligations under the Baylor Agreements in all material respects [***].
(b)    Notices. Each Party will provide the other Party with written notice as promptly as practicable (and in any event within [***] business days) after becoming aware of any of the following: (i) any material breach or default by such Party or any of its Affiliates of any covenant, agreement or other provision of any Baylor Agreement, (ii) any notice or claim from the counterparty to any Baylor Agreement terminating or providing notice of termination of any Baylor Agreement, (iii) any notice or claim alleging any breach of default under any Baylor Agreement, or (iv) the existence of any facts, circumstances or events which alone or together with other facts, circumstances or events would reasonably be expected (with or without the giving of notice or passage of time or both) to give rise to a breach of or default under or right to terminate any Baylor Agreement. If Celgene fails to pay any amounts due under any Baylor Agreement and if such nonpayment would permit Baylor to terminate or suspend the same or any rights thereunder, Bluebird will have the right, but not the obligation, to pay such amounts on Celgene’s behalf, and Celgene will reimburse Bluebird for any such payments within thirty (30) days of Celgene’s receipt of Bluebird’s written invoice therefor.

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
(c)    Exercise of Rights. [***] Celgene will not exercise any rights under any of the Baylor Agreements without first consulting with Bluebird and obtaining Bluebird’s prior consent (such consent not to be unreasonably withheld, delayed or conditioned), provided that no such consent will be required (A) for Celgene to enter into a Baylor Product License, (B) to terminate any Baylor Agreement other than a Baylor Product License, (C) after consultation with Bluebird, to terminate any Baylor Product License provided Celgene either (I) intends to maintain in force the corresponding Development & Commercialization Agreement or (II) if such Development & Commercialization Agreement is not intended to remain in effect, offers to assign such Baylor Product License to Bluebird before initiating termination of same, (D) for Celgene to exercise any licenses or other similar license rights (such as the right to sublicense) granted to Celgene under any Baylor Agreement, (E) for Celgene to exercise any rights under the Platform License Agreement that do not require Bluebird’s consent under the sublicense agreement between Celgene and Bluebird under the Baylor Platform License, and (F) for Celgene to extend or not extend the term of any Baylor Agreement [***]. In addition, Bluebird may exercise its third-party beneficiary rights under any of the Baylor Agreements and Celgene will not interfere with any such exercise by Bluebird. For avoidance of doubt, Celgene’s election to not exercise a right, such as an election to not provide research or development funding to Baylor, will not be deemed “an exercise of rights” under the Baylor Agreements for purposes of this Section 4.5(c). The foregoing will apply, without limitation, to the Prosecution and Maintenance, and enforcement and defense, of all Patents, Know-How and Materials licensed under any of the Baylor Agreements, provided that Celgene will not require Bluebird’s consent to terminate Prosecution and Maintenance, or to commence, conduct or terminate the enforcement and defense of, any Patents, Know-How and Materials licensed under any of the Baylor Agreements so long as Celgene provides Bluebird with written notice thereof and, if permitted by the Baylor Agreements (including as a third-party beneficiary thereunder), affords Bluebird the right to take such actions, which if taken by Bluebird will be at Bluebird’s sole expense, provided that in such an event under the Baylor Platform License, (x) Celgene will agree in writing with Bluebird not to exercise (or grant others the right to exercise) any rights to any such Patent for which Prosecution or Maintenance has been terminated or a defense has not been commenced or conducted or has been terminated, and (y) Bluebird will solely control and not share any recoveries from any such enforcement, in all such cases subject to the Baylor License Agreements. Notwithstanding the foregoing in this Section 4.5(c), if Celgene determines in good faith that any action or inaction under any of the Baylor Agreements is legally required of Celgene (under any of the Baylor Agreements or otherwise) or is required to maintain any rights under the Baylor Agreements (including with respect to confidentiality and indemnification), or if Bluebird does not promptly respond to Celgene’s request after prior written notice to Bluebird, Celgene will have the right to take such action, or refrain from taking such action, but will remain subject to the terms of the Baylor Agreements, this Agreement and any Development & Commercialization Agreements.
(d)    Other Agreements. During the Term, other than as permitted by the Baylor Agreements and pursuant to Section 2.1(f)(ii), neither Party nor its Affiliates will enter into any agreements with Baylor regarding the Baylor Field, nor collaborate with Baylor in the Baylor Field, nor have Baylor work or fund work by Baylor in the Baylor Field, without the prior

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
written consent of the other Party (such consent not to be unreasonably withheld, delayed or conditioned). It is understood and agreed that references to “Baylor” in this Section 4.5(d) include all faculty members, scientists, employees and students working at Baylor. This Section 4.5(d) will not apply to any Business Program, subject to the requirements of the last proviso in Section 2.1(e).
(e)    Development & Commercialization Agreements. Celgene will not enter into any Baylor Product License without also entering into the applicable Development & Commercialization Agreement. For clarity this obligation will apply to all product candidates subject to any option rights under the Baylor Research Agreement, even if this Agreement has terminated or expired.
(f)    Payments. Except as set forth below, Celgene will be responsible for one hundred percent (100%) of all amounts accrued and required to be paid under (i) the Baylor Research Agreement for as long as Celgene is the contracting party thereunder, (ii) the Baylor Platform License for as long as Celgene is the contracting party thereunder (save for those amounts for which Bluebird is responsible under the sublicense agreement between Celgene and Bluebird under the Baylor Platform License), and (iii) all Baylor Product Licenses that correspond to License Agreements between Celgene and Bluebird for as long as Celgene is the contracting party thereunder, provided that any royalties payable under such Baylor Product Licenses will be subject to Section 4.3(d) of such License Agreement, and provided further that the foregoing will not be interpreted to require Celgene to make any payments under the Baylor Agreements that are payments which Celgene has the option to pay or not pay under the terms of the Baylor Agreements. Bluebird will be responsible for one hundred percent (100%) of amounts required to be paid to Baylor to fund the research and Development of Product Candidates by Baylor through Phase 1 Study if Bluebird elects by written notice to Celgene to have Baylor work under the Collaboration Program and such Product Candidates are included in the Collaboration Plan; provided that Baylor-Only Candidates will not be included in this payment obligation. All amounts accrued and required to be paid under those Baylor Product Licenses arising from the applicable Co-Development, Co-Promote and Profit Share Agreements between Celgene and Bluebird will be treated as follows: (A) with respect to the Development and commercialization of Elected Candidate and Licensed Product for U.S. Administration thereunder, such amounts will be treated as U.S. Development Expenses or Allowable Expenses thereunder, (B) with respect to the Development and commercialization of Elected Candidate and Licensed Product for both U.S. Administration and ROW Administration thereunder, such amounts will allocated to and be treated as U.S. Development Expenses or Allowable Expenses thereunder in accordance with Section 4.3(b) thereunder, and (C) with respect to the Development and Commercialization of Elected Candidate and Licensed Product solely for ROW Administration thereunder (including the Manufacture of Vectors and associated Payloads therefor pursuant to Section 7.4 thereunder), Celgene will be responsible for one hundred percent (100%) of all such amounts, provided that any royalties payable under such Baylor Product License will be subject to Section 11.3(d) thereunder.
(g)    Recoveries. All recoveries arising from any enforcement or defense of any “Licensed Intellectual Property” (as defined in the Baylor Agreements) licensed to Celgene

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
under any of the Baylor Product Licenses will be, after deducting any amounts owed to Baylor thereunder, subject to the recovery provisions of the applicable Development & Commercialization Agreement.
(h)    Baylor Declined Product. If Celgene receives any payments from Baylor pursuant to Section 4.8(b) of the Baylor Research Agreement with respect to the commercialization of a “Declined Product” (as defined in the Baylor Research Agreement), Celgene will pay to Bluebird (i) [***] percent [***] of any such payment paid to Celgene with respect to a Declined Product that is not a Baylor-Only Candidate, and (ii) [***] percent [***] of any such payment paid to Celgene with respect to a Declined Product that is a Baylor-Only Candidate, in each case ((i) and (ii)) within thirty (30) days of Celgene’s receipt thereof.
(i)    Survival. This Section 4.5 will survive any termination or expiration of this Agreement.
4.6    No Implied Rights. No license, sublicense or other right is or will be created or granted hereunder by implication, estoppel or otherwise. Any licenses, sublicenses or rights will be granted only as expressly provided in this Agreement or any executed Development & Commercialization Agreement.
5.    Option for Licensed Candidates.
5.1    Option Period. Bluebird will provide written notice to Celgene of the enrollment of the first patient in each initial Clinical Study for each Product Candidate (the “Clinical Study Initiation Notice”). On a Product Candidate-by-Product Candidate basis, from the period commencing on the date of a Clinical Study Initiation Notice for such Product Candidate, and ending [***] thereafter (the “Celgene Option Period”), Celgene will have the exclusive option to take a license to such Product Candidate. Celgene may exercise such option by providing to Bluebird, prior to the expiration of the Celgene Option Period, (a) written notice that a Product Candidate is selected by Celgene to be an Optioned Candidate hereunder, and (b) the additional information set forth in Exhibit G (collectively, the “Celgene Option Notice”). A separate Celgene Option Notice and Initial Option Fee will be required for each Product Candidate optioned by Celgene pursuant to this Section 5.1, and Celgene will pay to Bluebird the Initial Option Fee for each such Optioned Candidate as set forth in Section 6.2. Subject to Section 5.6, (i) if Celgene does not exercise its option for a Product Candidate prior to the expiration of the applicable Celgene Option Period, the option and other rights granted to Celgene under this Section 5 with respect to a Product Candidate will terminate in full and will no longer be exercisable, and (ii) if (A) Bluebird provides a Clinical Study Initiation Notice for the Lead Product Candidate, and (B) Celgene does not exercise its option for such Lead Product Candidate prior to the expiration of the applicable Celgene Option Period, then all options and other rights granted to Celgene under this Section 5 with respect to the Next Generation Product Candidate and any other Product Candidate or Optioned Candidate (unless Celgene has previously exercised its option for such Lead Product Candidate) will terminate in full and will no longer be exercisable, and all remaining Celgene Option Periods will expire.

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
5.2    Celgene’s Exercise of Option. Within [***] of Celgene’s delivery of a Celgene Option Notice to Bluebird, Celgene (or an Affiliate designated by Celgene) and Bluebird will enter into a License Agreement in the form attached hereto as Exhibit A with respect to such Optioned Candidate (updating the appendices thereto), modified, if appropriate, as provided in Sections 4.2 or 5.5, and subject to Section 5.8. Upon execution of such License Agreement, such Optioned Candidate will be an “Elected Candidate” thereunder.
5.3    Co-Promotion/Co-Development Option Exercise. On an Optioned Candidate-by-Optioned Candidate basis, within [***] after completion of the initial Phase 1 Study with respect to such Optioned Candidate, and subject to Section 5.8, Bluebird may exercise an option, by delivery of written notice to Celgene (the “Bluebird Option Notice”) to co-promote and co-Develop such Optioned Candidate in the U.S. as set forth in the Co-Development, Co-Promote and Profit Share Agreement attached hereto as Exhibit B, provided that (a) if Bluebird does not exercise such option to co-promote and co-Develop the Optioned Candidate that is the Lead Product Candidate, then this Section 5.3 shall not apply to, and for clarity Bluebird shall not have any option to co-promote or co-Develop, the Next Generation Product Candidate or any other Optioned Candidate, and (b) with respect to a Baylor-Only Candidate for which Celgene has delivered a Celgene Option Notice, such option will end on the earlier of (i) [***] following Celgene’s commencement of a Pivotal Study (as defined in the License Agreement) for such Baylor-Only Candidate, and (ii) the date that Bluebird delivers written notice to Celgene that Bluebird is declining to exercise such option. Prior to the expiration of such option for [***] a Baylor-Only Candidate, upon Bluebird’s written request, Celgene will provide Bluebird with (A) a reasonably detailed accounting of any payments made or other actions taken by Celgene pursuant to the License Agreement executed pursuant to Section 5.2 that would be the responsibility of Bluebird under the Co-Development, Co-Promote and Profit Share Agreement, including, for avoidance of doubt, costs incurred by Celgene in Developing such Baylor-Only Candidate through and including the Pivotal Study for such Baylor-Only Candidate, and (B) all safety and efficacy data in Celgene’s possession as of the date of such request generated with respect to such Baylor-Only Candidate in all clinical studies conducted by Celgene for such Baylor-Only Candidate, all correspondence to and from any Regulatory Authority in Celgene’s possession as of the date of such request regarding such Baylor-Only Candidate, and any other information relating to such Baylor-Only Candidate reasonably requested by Bluebird and in Celgene’s possession as of the date of such request. In the event that Bluebird exercises such option, the Parties will promptly, but in any event within [***], terminate the License Agreement executed pursuant to Section 5.2 with respect to such Optioned Candidate, and enter into a Co-Development, Co-Promote and Profit Share Agreement in the form attached hereto as Exhibit B with respect to such Optioned Candidate, with appropriate amendments to reflect and reimburse Celgene for any payments made or other actions taken by Celgene pursuant to the License Agreement executed pursuant to Section 5.2 that are the responsibility of Bluebird under the Co-Development, Co-Promote and Profit Share Agreement, including, for avoidance of doubt, costs incurred by Celgene in Developing a Baylor-Only Candidate through and including the Pivotal Study for the Baylor-Only Candidate. Upon execution of such Co-Development, Co-Promote and Profit Share Agreement, such Optioned Candidate will be an “Elected Candidate” thereunder.

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
5.4    Non-Co-Promotion/Co-Development Option Exercise. If during the [***] following Celgene’s delivery of a Celgene Option Notice to Bluebird, Bluebird notifies Celgene in writing that Bluebird will not exercise the option set forth above in Section 5.3, or Bluebird does not deliver a Bluebird Option Notice to Celgene prior to the expiration of the [***] period following Celgene’s delivery of a Celgene Option Notice to Bluebird, Celgene will pay to Bluebird the Additional Option Fee as set forth in Section 6.3, subject to Section 5.5.
5.5    Baylor-Only Candidate Royalty & Milestone Payments. In the event that any Optioned Candidate is also a Baylor-Only Candidate (as reasonably determined by the Parties), (a) the Initial Option Fee and the Additional Option Fee will each be reduced [***], and (b) any royalties or milestone payments payable under the applicable Development & Commercialization Agreement with respect to such Optioned Candidate will be reduced [***]. All such payments will become due and payable only upon the commencement of a Pivotal Study (as defined in the applicable Development & Commercialization Agreement) for such Optioned Candidate. At such time that the Optioned Candidate no longer satisfies all of the requirements of the definition of Baylor-Only Candidate as set forth below in this Section 5.5, all future milestone and royalty payments thereunder will be payable in the original amounts thereunder [***]. For clarity, such [***] reduction will only apply to royalties and milestone payments and no other payments under the applicable Development & Commercialization Agreement (and for clarity, in the Co-Development, Co-Promote and Profit Share Agreement attached hereto as Exhibit B, the profit share/loss will be unaffected). [***]
5.6    Declined Product Candidates.
(a)    Bluebird Development. If (i) Celgene does not exercise its option with respect to a Product Candidate as set forth in Section 5.1, such Product Candidate will become a “Declined Product Candidate” hereunder, (ii) Celgene does not exercise its option with respect to the Lead Product Candidate as set forth in Section 5.1, all Product Candidates will become “Declined Product Candidates” hereunder, and (iii) if this Agreements expires or terminates for any reason prior to Celgene’s right to exercise its options with respect to one or more Product Candidate(s) as set forth in Section 5.1, then such Product Candidate(s) will become “Declined Product Candidate(s)” hereunder. On a Declined Product Candidate-by-Declined Product Candidate basis, Bluebird will have the option, exercisable upon written notice to Celgene (a “Bluebird Development Notice”), to Develop such Declined Product Candidate outside of the scope of the Collaboration Program, and Celgene hereby grants to Bluebird an exclusive, worldwide, perpetual, irrevocable, royalty-free right and license, with the right to grant sublicenses, under the Celgene IP and Celgene’s interest in jointly owned Collaboration IP, solely to Develop such Declined Product Candidate. If any royalty, milestone or other payment, [***] becomes due under any Applicable Celgene In-License that is attributable to Bluebird as a sublicensee thereunder with respect to such Development work, Celgene will pay same, provided that Bluebird will reimburse Celgene for any such payment within thirty (30) days of Bluebird’s receipt of Celgene’s written invoice therefor, and Bluebird’s failure to pay such reimbursement within such time period will entitle Celgene to terminate Bluebird’s sublicense under the Applicable Celgene In-License upon thirty (30) days written notice. In connection with any such Development activities, Bluebird will (I) maintain, or cause to be maintained, records of its

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
activities with respect to the Development of such Declined Product Candidate in sufficient detail and in good scientific manner appropriate for scientific, Patent and regulatory purposes, for a period of at least ten (10) years after the creation of such records, but in no event less than required by applicable Laws, and Celgene will have the right to request and receive a copy of any such records, and (II) furnish Celgene with a copy of any safety and efficacy data generated by Bluebird or its Affiliates in connection with a Clinical Study performed with respect to such Declined Product Candidate, and all correspondence to and from any Regulatory Authority regarding such Declined Product Candidate, at least thirty (30) days prior to initiating a Declined Product Candidate Study for such Declined Product Candidate.
(i)    On a Declined Product Candidate-by-Declined Product Candidate basis, (A) the Development license granted by Celgene to Bluebird under Section 5.6(a) will also include the rights to Manufacture and commercialize such Declined Product Candidate, provided that such license shall be limited to the Celgene IP and jointly owned Collaboration IP as it exists at the time Celgene’s option to such Declined Product Candidate has expired or been terminated (including in each case any additions, divisions, continuations, continuations-in-part, invention certificates, substitutions, reissues, reexaminations, extensions, registrations, supplementary protection certificates and renewals of such Celgene IP and Joint Collaboration IP), (B) such Declined Product Candidate will continue to be excluded from the scope of the Collaboration Program, (C) Bluebird will reimburse Celgene within ten (10) days of the expiration of Celgene’s option for such Declined Product Candidate for any royalty, milestone or other payments made by Celgene under the Applicable Celgene In-License (other than any upfront payment) in respect of such Declined Product Candidate; (D) if any royalty, milestone or other payment becomes due under any Applicable Celgene In-License that is attributable to Bluebird as a sublicensee (together with its licensees and their respective Affiliates) thereunder with respect to such Development, Manufacture or commercialization of such Declined Product Candidate, Celgene will pay same, provided that Bluebird will reimburse Celgene for any such payment within thirty (30) days of Bluebird’s receipt of Celgene’s written invoice therefor, and Bluebird’s failure to pay such reimbursement within such time period will entitle Celgene to terminate Bluebird’s sublicense under the Applicable Celgene In-License upon thirty (30) days written notice; and (E) subject to the exclusivity restrictions set forth in Section 2.1(e), Section 3.5 of the License Agreement (if applicable) or Section 10.4 of the Co-Development, Co-Promote and Profit Share Agreement (if applicable), Bluebird will be free to research, Develop, Manufacture and commercialize such Declined Product Candidate alone or with others with no further obligation to Celgene other than with respect to any payment that may become due under any Applicable Celgene In-License that is attributable to Bluebird as a sublicensee (together with its licensees and their respective Affiliates) thereunder with respect to such Development, Manufacture and commercialization.
5.7    Bluebird In-Licenses. Any Pre-Existing In-Licenses that are necessary or useful for a Product Candidate under a Development & Commercialization Agreement will automatically be included within the definition of Applicable Pre-Existing In-Licenses in such

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Development & Commercialization Agreement, and any Bluebird Collaboration In-Licenses that Celgene elects to include within the definition of Applicable New In-Licenses in such Development & Commercialization Agreement will be so included. Any Bluebird Collaboration In-Licenses that Celgene does not elect to include in such Development & Commercialization Agreement will be an Other In-License with respect to such Development & Commercialization Agreement unless and until Celgene elects to convert such Other In-License to an Applicable New In-License in accordance with the terms of the applicable Development & Commercialization Agreement. Promptly following Celgene’s delivery of a Celgene Option Notice with respect to a Product Candidate, the Parties will mutually update the applicable Appendices to the Development & Commercialization Agreement. If the Parties cannot agree on such update, Celgene will have the right to make the final decision with respect to such update. For clarity, if, during the Collaboration Program Term, Celgene elects to convert a Bluebird New In-License into a Bluebird Collaboration In-License pursuant to Section 4.1(d), such Collaboration In-License will be an “Other In-License” with respect to any Development & Commercialization Agreement in effect at the time of such election, and Celgene may elect to convert such Other In-License to an Applicable New In-License in accordance with the terms of such applicable Development & Commercialization Agreement.
5.8    Government Approvals.
(a)    Each of Celgene and Bluebird shall use its commercially reasonable good faith efforts to eliminate any concern on the part of any court or government authority regarding the legality of any proposed Development & Commercialization Agreement, including, if required by federal or state antitrust authorities, promptly taking all steps to secure government antitrust clearance, including cooperating in good faith with any government investigation including the prompt production of documents and information demanded by a second request for documents and of witnesses if requested. Notwithstanding anything to the contrary in this Agreement, this Section 5.8 and the term “commercially reasonable good faith efforts” do not require that either Party (i) offer, negotiate, commit to or effect, by consent decree, hold separate order, trust or otherwise, the sale, divestiture, license or other disposition of any capital stock, assets, rights, products or businesses of Celgene, Bluebird or their respective Affiliates, (ii) agree to any restrictions on the businesses of Celgene, Bluebird or their respective Affiliates, or (iii) pay any material amount or take any other action to prevent, effect the dissolution of, vacate, or lift any decree, order, judgment, injunction, temporary restraining order, or other order in any suit or proceeding that would otherwise have the effect of preventing or delaying the transactions contemplated by any proposed Development & Commercialization Agreement.
(b)    Each of Celgene and Bluebird shall, within ten (10) business days after the execution of a Development & Commercialization Agreement (or such later time as may be agreed to in writing by the Parties) file with the United States of America Federal Trade Commission (“FTC”) and the Antitrust Division of the United States of America Department of Justice (“DOJ”) any HSR Filing required of it under the HSR Act in the reasonable opinion of either Party with respect to the transactions contemplated by such Development & Commercialization Agreement. The Parties shall cooperate with one another to the extent necessary in the preparation of any such HSR Filing. [***] In the event that the Parties make an

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
HSR Filing under this Section 5.8, the relevant Development & Commercialization Agreement shall terminate (i) at the election of either Party, immediately upon notice to the other Party, in the event that the FTC or the DOJ obtains a preliminary injunction under the HSR Act against the Parties to enjoin the transactions contemplated by such Development & Commercialization Agreement or (ii) at the election of either Party, immediately upon notice to the other Party, in the event that the HSR Clearance Date shall not have occurred on or prior to one hundred eighty (180) days after the effective date of the HSR Filing. Notwithstanding anything to the contrary contained herein, except for the terms and conditions of this Section 5.8, none of the terms and conditions contained in a Development & Commercialization Agreement shall be effective until the “Implementation Date,” which is agreed and understood to mean the later of (A) the execution date of the Development & Commercialization Agreement, (B) if a determination is made pursuant to this Section 5.8 that a notification of this Agreement is not required to be made under the HSR Act, the date of such determination, or (C) if notification of this Agreement is required to be made under the HSR Act, the HSR Clearance Date. As used herein: (I) “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder; (II) “HSR Clearance Date” means the earliest date on which the Parties have actual knowledge that all applicable waiting periods under the HSR Act with respect to the transactions contemplated by a Development & Commercialization Agreement have expired or have been terminated; and (III) “HSR Filing” means a filing by Celgene and Bluebird with the FTC and the DOJ of a Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the HSR Act) with respect to the matters set forth in this Agreement, together with all required documentary attachments thereto.
(c)    Each of Celgene and Bluebird shall, in connection with any HSR Filing, (i) reasonably cooperate with each other in connection with any communication, filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party; (ii) keep the other Party and/or its counsel informed of any communication received by such Party from, or given by such Party to, the FTC, the DOJ or any other U.S. or other governmental authority and of any communication received or given in connection with any proceeding by a private party, in each case regarding the transactions contemplated by any proposed Development & Commercialization Agreement; (iii) consult with each other in advance of any meeting or conference with the FTC, the DOJ or any other governmental authority or, in connection with any proceeding by a private party, with any other person, and to the extent permitted by the FTC, the DOJ or such other governmental authority or other person, give the other Parties and/or their counsel the opportunity to attend and participate in such meetings and conferences; and (iv) permit the other Parties and/or their counsel to review in advance any submission, filing or communication (and documents submitted therewith) intended to be given by it to the FTC, the DOJ or any other governmental authority; provided, that materials may be redacted to remove references concerning the valuation of the business of Bluebird. Bluebird and Celgene, as each deems advisable and necessary, may reasonably designate any competitively sensitive material to be provided to the other under this Section 5.8(c) as “Antitrust Counsel Only Material.” Such materials and the information contained therein shall be given only to the outside antitrust counsel of the recipient and will not be disclosed by such outside counsel to employees, officers or directors of the recipient unless

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
express permission is obtained in advance from the source of the materials (Celgene or Bluebird, as the case may be) or its legal counsel.
(d)    Celgene and Bluebird shall cooperate and use respectively all reasonable efforts to make all other registrations, filings and applications, to give all notices and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications authorizations, permits and waivers, if any, and to do all other things necessary or desirable for the consummation of the transactions as contemplated hereby. Neither Party shall be required, however, to divest or out-license products or assets or materially change its business if doing so is a condition of obtaining approval of the transactions contemplated by this Agreement.
(e)    If a Development & Commercialization Agreement is terminated pursuant to this Section 5.8, then, notwithstanding any provision in this Agreement to the contrary, neither Party shall have any further obligation to the other Party with respect to the subject matter of such Development & Commercialization Agreement.
5.9    Section 365(n) of the Bankruptcy Code. All rights and licenses granted pursuant to any section of this Agreement are, and will be deemed to be, rights and licenses to “intellectual property” (as defined in Section 101(35A) of title 11 of the United States Code and of any similar provisions of applicable Laws under any other jurisdiction (the “Bankruptcy Code”)). Each Party agrees that the other Party, as a licensee of rights and licenses under this Agreement, will retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party under the Bankruptcy Code or analogous provisions of applicable Law outside the United States, the other Party will be entitled to a complete duplicate of (or complete access to, as appropriate) any intellectual property licensed to such Party and all embodiments of such intellectual property, which, if not already in such Party’s possession, will be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon such Party’s written request therefor, unless the Party in the bankruptcy proceeding elects to continue to perform all of its obligations under this Agreement or (b) if not delivered under clause (a), following the rejection of this Agreement by the Party in the bankruptcy proceeding upon written request therefor by the other Party.
6.    Payments.
6.1    Research Fee.
(a)    Within [***] of the Amendment Date, Celgene will pay to Bluebird a one-time payment of twenty five million dollars ($25,000,000) in consideration for the research and Development work to be performed by or on behalf of Bluebird as a part of the Collaboration Program for the Lead Product Candidate and Next Generation Product Candidate, which will be non-refundable and non-creditable and not subject to set-off, as follows: [***]
(b)    [***]

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
6.2    Initial Option Fee. Subject to Section 5, Celgene will pay to Bluebird (a) ten million dollars ($10,000,000) within [***] after the Implementation Date for the first License Agreement, which fee will, except as otherwise set forth in Sections 4.1(e), 4.3 and 10.6 hereof, Section 10.6 of the License Agreement (if applicable) or Section 17.6 of the Co-Development, Co-Promote and Profit Share Agreement (if applicable), be non-refundable and non-creditable and not subject to set-off, such payment to be made as follows: Celgene Corp. will pay [***] of such amount and Celgene Europe will pay [***] of such amount, and (b) fifteen million dollars ($15,000,000) within [***] days after the Implementation Date for each subsequent License Agreement, which fee will, except as otherwise set forth in Sections 4.1(e), 4.3 and 10.6 hereof, Section 10.6 of the License Agreement (if applicable) or Section 17.6 of the Co-Development, Co-Promote and Profit Share Agreement (if applicable), be non-refundable and non-creditable and not subject to set-off, such payment to be made as follows: Celgene Corp. will pay [***] of such amount and Celgene Europe will pay [***] of such amount (any such fee under clause (a) or (b), an “Initial Option Fee”).
6.3    Additional Option Fee. Subject to Section 5, Celgene Corp. will pay to Bluebird ten million dollars ($10,000,000) (the “Additional Option Fee”) within [***] after the later to occur of (a) Bluebird’s written notice to Celgene that that Bluebird will not exercise the option set forth above in Section 5.3, (b) Bluebird does not deliver a Bluebird Option Notice to Celgene prior to the expiration of the applicable [***] period following completion of the initial Phase 1 Study with respect to such Optioned Candidate, and (c) the Implementation Date, which Additional Option Fee will, except as otherwise set forth in Sections 4.1(e), 4.3 and 10.6 hereof, Section 10.6 of the License Agreement (if applicable) or Section 17.6 of the Co-Development, Co-Promote and Profit Share Agreement (if applicable), be non-refundable and non-creditable and not subject to set-off.
6.4    In-Licenses; New Celgene In-Licenses.
(a)    Pre-Existing In-Licenses. If any payments become due during the Term under any Pre-Existing In-License, Bluebird will be solely responsible for such payments, other than as expressly provided in Section 7.2 and, provided such payment obligation is not specifically attributable to any executed Development & Commercialization Agreement, which will be addressed thereunder. Bluebird will not use any Patents, Know-How or Materials in-licensed pursuant to a Pre-Existing In-License in the Collaboration Program if Bluebird does not have the right under such Pre-Existing In-License to use such Patents, Know-How or Materials in the Field.
(b)    Bluebird Collaboration In-Licenses. If any payments become due during the Term under any Bluebird Collaboration In-License, Bluebird will be solely responsible for such payments, other than as expressly provided in Section 7.2, provided that [***].
(c)    Celgene In-Licenses. Except as otherwise provided in Sections 2.1(h)(ii) and 5.6, payments that become due under any Applicable Celgene In-License will be paid as set forth in Section 4.1(e), and any royalties payable under such applicable Celgene In-License will

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
be paid by Celgene and will be subject to Section 4.3(d) of any License Agreement or Section 11.3(d) of any Co-Development, Co-Promote and Profit Share Agreement, as applicable.
6.5    Taxes. [***]
7.    Patent Prosecution and Maintenance.
7.1    Generally. Subject to Sections 7.2 and 7.3, Bluebird will have the sole right to Prosecute and Maintain Patents within the Bluebird IP, Celgene will have the sole right to Prosecute and Maintain Patents with the Celgene IP, and the Parties will jointly control the Prosecution and Maintenance of any Patents within jointly-owned Collaboration IP.
7.2    Celgene Input; Expenses. Bluebird will regularly provide Celgene with copies of all applications for Patents within the Bluebird IP, and all other material submissions and correspondence with any patent authorities regarding such Patents, in sufficient time to allow for review and comment by Celgene. In addition, Bluebird will provide Celgene and its counsel with an opportunity to consult with Bluebird and its counsel regarding Prosecution and Maintenance of any such Patents in the Field, and Bluebird will consider in good faith all comments timely made by Celgene and its counsel. In the event of any disagreement between any of Bluebird or Celgene, Bluebird will have the final decision-making authority with respect to the matter involved as long as Bluebird acts in good faith, provided that if Celgene requests that Bluebird Prosecute and Maintain Patents in a particular jurisdiction, Bluebird will comply with such request, and provided further that Bluebird will not abandon Prosecution and Maintenance of any Patents within the Bluebird IP without Celgene’s prior written consent (such consent not to be unreasonably withheld, delayed or conditioned). In addition, for each Product Candidate, the Parties shall cooperate to develop a mutually acceptable patent strategy designed to obtain Patents that include only claims Covering the Product Candidate, pharmaceutical compositions comprising the Product Candidate, or their manufacture or use, and no other product (or its manufacture or use), and Bluebird shall, to the extent permitted under applicable Law, use its reasonable best efforts to implement such strategy. [***]
7.3    Bluebird Input; Expenses. Celgene will regularly provide Bluebird with copies of all applications for Patents (a) within Collaboration IP solely owned by Celgene pursuant to Section 2.1(f) and (b) within the Celgene IP that are in-licensed by Celgene pursuant to an Applicable Celgene New In-License (other than those sublicensed to Bluebird on a non-exclusive basis), and all other material submissions and correspondence with any patent authorities regarding such Patents, in sufficient time to allow for review and comment by Bluebird. In addition, Celgene will provide Bluebird and its counsel with an opportunity to consult with Celgene and its counsel regarding Prosecution and Maintenance of any such Patents in the Field, and Celgene will consider in good faith all comments timely made by Bluebird and its counsel. In the event of any disagreement between any of Bluebird or Celgene, Celgene will have the final decision-making authority with respect to the matter involved as long as Celgene acts in good faith. During the Term, Celgene will be solely responsible for all Patent Costs incurred in connection with the Prosecution and Maintenance of Patents within the Celgene IP.

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
7.4    Jointly Owned Collaboration IP. The Prosecution and Maintenance and the enforcement and defense of any Patents within jointly-owned Collaboration IP will be jointly managed by the Parties on mutually agreeable terms to be entered into by the Parties at the time any such Patents are first filed, provided that (a) absent further agreement, the enforcement and defense of any Patents within jointly-owned Collaboration IP will be governed by, and all recoveries and Patent Costs arising from the enforcement or defense of any Patents within jointly-owned Collaboration IP will be retained or borne, as applicable, in accordance with the principles set forth in Section 2.1(f)(iii) (i.e., U.S. patent law for joint ownership of Patents will apply), and (b) Patent Costs incurred in connection with the Prosecution and Maintenance of Patents within jointly-owned Collaboration IP will be apportioned as set forth in Section 7.2, for the purposes of which, such Patents will be treated as Patents within the Bluebird IP, provided that in each case ((a) and (b)), if either Party elects not to pay any such Patent Costs for any such Patent, the Parties will meet and agree upon an equitable way to treat such Patent.
7.5    Third Party Rights.
(a)    To the extent that a Third Party licensor of Bluebird has retained any right to Prosecute or Maintain any Patent within the Bluebird IP licensed to Bluebird pursuant to a Bluebird In-License, or otherwise be involved in such activities, Bluebird will use commercially reasonable efforts to cause such Third Party licensor to take the actions specified by Section 7, in a manner consistent with the Bluebird In-Licenses applicable thereto, but Bluebird will not be deemed to be in breach of its obligations under Section 7 if, after using such commercially reasonable efforts, it is unable to comply with such obligations because of actions taken or not taken by such Third Party licensor.
(b)    To the extent that a Third Party licensor of Celgene has retained any right to Prosecute or Maintain any Patent within the Celgene In-Licensed IP licensed to Celgene pursuant to an Applicable Celgene In-License, or otherwise be involved in such activities, Celgene will use commercially reasonable efforts to cause such Third Party licensor to take the actions specified by Section 7 in a manner consistent with the Applicable Celgene In-Licenses applicable thereto, but Celgene will not be deemed to be in breach of its obligations under Section 7 if, after using such commercially reasonable efforts, it is unable to comply with such obligations because of actions taken or not taken by such Third Party licensor.
7.6    Common Interest Disclosures. With regard to any information or opinions disclosed pursuant to this Agreement by one Party to the other Party regarding Prosecution and Maintenance of Patent within the Bluebird IP, Celgene IP or Collaboration IP or enforcement or defense of intellectual property and/or technology by or against Third Parties, Bluebird and Celgene agree that they have a common legal interest in determining the ownership, scope, validity and/or enforcement of the Bluebird IP, Celgene IP or Collaboration IP, and whether, and to what extent, Third Party intellectual property rights may affect the conduct of the Development and commercialization of any Product Candidate, and have a further common legal interest in defending against any actual or prospective Third Party claims based on allegations of misuse or infringement of intellectual property rights relating to the Development or commercialization of any Product Candidate. Accordingly, the Parties agree that all such

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
information and materials obtained by the Parties from each other will be used solely for purposes of the Parties’ common legal interests with respect to the conduct of the Agreement and otherwise for each Party to exercise its rights and perform its obligations hereunder. All such information and materials will be treated as protected by the attorney-client privilege, the work product privilege, and any other privilege or immunity that may otherwise be applicable. By sharing any such information and materials, neither Party intends to waive or limit any privilege or immunity that may apply to the shared information and materials. Neither Party will have the authority to waive any privilege or immunity on behalf of the other Party without such other Party’s prior written consent, nor will the waiver of privilege or immunity resulting from the conduct of one Party be deemed to apply against any other Party. This Section 7.6 will be subject to any right granted by Bluebird to any Third Party or by Celgene to any Third Party, provided that the grant of such right to such Third Party does not conflict with the other Party’s rights or a Party’s obligations under this Agreement.
8.    Confidentiality.
8.1    Confidential Information.
(a)    Confidential Information. Each Party (“Disclosing Party”) may have disclosed or will disclose to the other Party (“Receiving Party”), and Receiving Party may acquire during the course and conduct of activities under this Agreement or any executed Development & Commercialization Agreement, certain proprietary or confidential information of Disclosing Party. The term “Confidential Information” means (i) all Materials and (ii) all ideas and information of any kind, whether in written, oral, graphical, machine-readable or other form, whether or not marked as confidential or proprietary, which are transferred, disclosed or made available by Disclosing Party or at the request of Receiving Party, including any of the foregoing of Third Parties. Without limiting the foregoing, Collaboration IP solely owned by Bluebird will be considered Confidential Information of Bluebird, Collaboration IP solely owned by Celgene will be considered Confidential Information of Celgene, and Collaboration IP jointly owned by the Parties will be considered Confidential Information of both Parties.
(b)    Restrictions. During the Term and for ten (10) years thereafter, Receiving Party will keep all Disclosing Party’s Confidential Information in confidence with the same degree of care with which Receiving Party holds its own confidential information, provided that the foregoing obligation will apply to any Confidential Information that constitutes a trade secret for so long as such Confidential Information is afforded trade secret protection under applicable Law. Receiving Party will not use Disclosing Party’s Confidential Information except for in connection with the performance of its obligations and exercise of its rights under this Agreement or any executed Development & Commercialization Agreement. Receiving Party has the right to disclose Disclosing Party’s Confidential Information without Disclosing Party’s prior written consent (such consent not to be unreasonably withheld, delayed or conditioned), to the extent and only to the extent reasonably necessary, to Receiving Party’s Affiliates and their employees, subcontractors, sublicensees, consultants or agents who have a need to know such Confidential Information in order to perform its obligations and exercise its rights under this Agreement or any executed Development & Commercialization Agreement and who are required

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
to comply with restrictions on use and disclosure similarly restrictive as those in this Section 8.1(b). Receiving Party will use diligent efforts to cause those entities and persons to comply with such restrictions on use and disclosure. Receiving Party assumes responsibility for those entities and persons maintaining Disclosing Party’s Confidential Information in confidence and using same only for the purposes described herein.
(c)    Exceptions. Receiving Party’s obligation of nondisclosure and the limitations upon the right to use the Disclosing Party’s Confidential Information will not apply to the extent that Receiving Party can demonstrate that the Disclosing Party’s Confidential Information: (i) was known to Receiving Party or any of its Affiliates prior to the time of disclosure; (ii) is or becomes public knowledge through no fault or omission of Receiving Party or any of its Affiliates; (iii) is obtained by Receiving Party or any of its Affiliates from a Third Party under no obligation of confidentiality to Disclosing Party; or (iv) has been independently developed by employees, subcontractors, consultants or agents of Receiving Party or any of its Affiliates without the aid, application or use of Disclosing Party’s Confidential Information, as evidenced by contemporaneous written records.
(d)    Permitted Disclosures. Receiving Party may disclose Disclosing Party’s Confidential Information to the extent (and only to the extent) such disclosure is reasonably necessary in the following instances:
(i)    in order to comply with applicable Law (including any securities law or regulation or the rules of a securities exchange) or with a legal or administrative proceeding;
(ii)    in connection with prosecuting or defending litigation, Regulatory Approvals and other regulatory filings and communications, and filing, prosecuting and enforcing Patents in connection with Receiving Party’s rights and obligations pursuant to this Agreement or any executed Development & Commercialization Agreement; and
(iii)    in connection with performing its obligations or exercising its rights hereunder or any executed Development & Commercialization Agreement, to its Affiliates; and subject to Section 8.3(a), to potential and future collaborators, licensees, sublicensees and permitted acquirers or assignees, and investment bankers, investors and lenders;
provided that (A) with respect to Sections 8.1(d)(i) or 8.1(d)(ii), where reasonably possible, Receiving Party will notify Disclosing Party of Receiving Party’s intent to make any disclosure pursuant thereto sufficiently prior to making such disclosure so as to allow Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information to be disclosed, and (B) with respect to Section 8.1(d)(iii), each of those named people and entities are required to comply with restrictions on use and disclosure at least as restrictive as those in Section 8.1(b) (other than investment bankers, investors and lenders, which must be bound prior to disclosure by commercially reasonable obligations of confidentiality).

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
8.2    Publications. The Parties may desire to publish in scientific journals and present at scientific conferences the results of the Collaboration Program, subject to the following process. Notwithstanding anything to the contrary herein, either Party may propose publication of the results of the Collaboration Program following scientific review by the JSC (if in force) and subsequent written approval by Bluebird’s and Celgene’s management, which approval will not be unreasonably withheld, delayed or conditioned. After receipt of the proposed publication by both Celgene’s and Bluebird’s managements, such written approval or disapproval will be provided within thirty (30) days. Both Parties understand that a reasonable commercial strategy may require delay of publication of information or filing of Patent applications, therefore the Parties agree to review and consider delay of publication and filing of Patent applications under certain circumstances for a reasonably limited period of time. Once publications have been reviewed by each Party and have been approved for publication, the same publications do not have to be provided again to the other Party for review for a later submission for publication. Expedited reviews for abstracts or poster presentations may be arranged if mutually agreeable to the Parties. Each Party will acknowledge the other Party’s technical, non-financial contributions in any such publication. For the avoidance of doubt, the foregoing requirements and restrictions will not apply with respect to either Party’s proposed publication of results of any work performed (a) following the expiration or termination of the Collaboration Program, or (b) with respect to any Declined Product Candidate, in each case except as such results specifically relate to any Optioned Candidate or to any Product Candidate for which Celgene has an option hereunder (unless such option expires without Celgene having exercised such option), in which case Bluebird may not publish or present such results without Celgene’s prior written approval, which will not be unreasonably withheld, delayed or conditioned.
8.3    Terms of this Agreement; Publicity.
(a)    Restrictions. The Parties agree that the terms of this Agreement (including, for clarity, for this Section 8.3(a), the Exhibits hereto) and any executed Development & Commercialization Agreement will be treated as Confidential Information of both Parties, and thus may be disclosed only as permitted by Section 8.1(d). Each Party shall also be permitted to disclose the terms of this Agreement, in each case under appropriate confidentiality provisions at least as protective as those contained in this Agreement, on a need to know basis, to a bona fide potential or future permitted acquirer or assignee, investment banker, investor, licensee, sublicensee, collaborator or lender with whom a Party has entered into good faith negotiations regarding a proposed transaction, provided that (i) such disclosure is solely in the form of redacted versions of this Agreement and any Development & Commercialization Agreement in such forms as are consistent with the corresponding redacted versions filed by Bluebird with the United States Securities and Exchange Commission (the “SEC”) in connection with the Original Agreement) and (ii) a corresponding summary of financial terms for each such agreement also attached as an Exhibit or Appendix (as applicable) thereto. Only after negotiations with any such Third Party have progressed so that such Party reasonably and in good faith believes it will execute a definitive agreement with such Third Party with respect to the proposed transaction within the following fifteen (15) business days may such Party provide an unredacted version of this Agreement and any executed Development & Commercialization Agreement to such Third

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Party. In addition to the foregoing, (I) Bluebird may provide an unredacted version of this Agreement and any executed Development & Commercialization Agreement to its investment bankers and other advisors, and (II) if Bluebird desires to enter into any such proposed transaction through an auction process, Bluebird may disclose the redacted form of this Agreement and any executed Development & Commercialization Agreement as part of that process, along with the financial summary, and may provide an unredacted version of this Agreement and any executed Development & Commercialization Agreement to those Third Parties that make a bona fide bid as part of such process. Except as required by Law, each Party agrees not to issue any press release or public statement disclosing information relating to this Agreement, any executed Development & Commercialization Agreement, the transactions contemplated hereby or thereby or any of the terms hereof or thereof without the prior written consent of the other Party (such consent not to be unreasonably withheld, delayed or conditioned), or as such consent may be obtained in accordance with Section 8.3(b), or as permitted by Section 8.3(d).
(b)    Review. In the event either Party (the “Issuing Party”) desires to issue a press release or other public statement disclosing information relating to this Agreement, any executed Development & Commercialization Agreement, the transactions contemplated hereby or thereby or the terms hereof or thereof, the Issuing Party will provide the other Party (the “Reviewing Party”) with a copy of the proposed press release or public statement (the “Release”). The Issuing Party will specify with each such Release, taking into account the urgency of the matter being disclosed, a reasonable period of time within which the Reviewing Party may provide any comments on such Release and if the Reviewing Party fails to provide any comments during the response period called for by the Issuing Party, the Reviewing Party will be deemed to have consented to the issuance of such Release. If the Reviewing Party provides any comments, the Parties will consult on such Release and work in good faith to prepare a mutually acceptable Release. If the Reviewing Party does not provide its consent, not to be unreasonably withheld, conditioned or delayed, to the issuance of the Release, the Issuing Party will not issue the Release except as required by Law. Either Party may subsequently publicly disclose any information previously contained in any Release so consented to.
(c)    Joint Press Release. The Parties agree to issue the joint press release on Exhibit H.
(d)    Securities Filings. Each Party acknowledges and agrees that the other Party may submit this Agreement (including, for clarity, the Exhibits hereto) and any executed Development & Commercialization Agreement to the SEC and if a Party does submit this Agreement or any executed Development & Commercialization Agreement to the SEC, such Party agrees to consult with the other Party with respect to the preparation and submission of a confidential treatment request for this Agreement or such executed Development & Commercialization Agreement. If a Party is required by Law to make a disclosure of the terms of this Agreement or any executed Development & Commercialization Agreement in a filing with or other submission to the SEC, and (i) such Party has provided copies of the disclosure to the other Party as far in advance of such filing or other disclosure as is reasonably practicable under the circumstances, (ii) such Party has promptly notified the other Party in writing of such

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
requirement and any respective timing constraints, and (iii) such Party has given the other Party a reasonable time under the circumstances from the date of notice by such Party of the required disclosure to comment upon, request confidential treatment or approve such disclosure, then such Party will have the right to make such public disclosure at the time and in the manner reasonably determined by its counsel to be required by Law. Notwithstanding anything to the contrary herein, it is hereby understood and agreed that if a Party seeking to make a disclosure to the SEC as set forth in this Section 8.3(d), and the other Party provides comments within the respective time periods or constraints specified herein or within the respective notice, the Party seeking to make such disclosure or its counsel, as the case may be, will in good faith (A) consider incorporating such comments and (B) use reasonable efforts to incorporate such comments, limit disclosure or obtain confidential treatment to the extent reasonably requested by the other Party.
8.4    Relationship to the Confidentiality Agreement. This Agreement supersedes that certain “Mutual Confidentiality Agreement” between the Parties dated May 21, 2012; provided that all “Confidential Information” disclosed or received by the Parties thereunder will be deemed “Confidential Information” hereunder and will be subject to the terms and conditions of this Agreement.
9.    Warranties; Limitations of Liability; Indemnification.
9.1    Representations and Warranties. Each Party represents and warrants to the other as of the Amendment Date that it has the legal right and power to enter into this Agreement, to extend the rights granted or to be granted to the other in this Agreement, and to fully perform its obligations hereunder.
9.2    Additional Representations and Warranties of Bluebird. Bluebird represents and warrants to Celgene as of the Amendment Date that:
(a)    Except for the Pre-Existing In-Licenses and Bluebird Collaboration In-Licenses, neither Bluebird nor any of its Affiliates is a party to any license, sublicense or other agreement pursuant to which Bluebird or such Affiliate has received a license or other rights relating to the Collaboration Program or the Field.
(b)    The Pre-Existing In-Licenses and Bluebird Collaboration In-Licenses in effect as of the Amendment Date are valid and binding obligations of Bluebird and, to the Knowledge of Bluebird, the applicable licensor, enforceable against Bluebird and, to the Knowledge of Bluebird, the applicable licensor, in accordance with their terms, except as may be limited by general principles of equity (regardless of whether considered in a proceeding at law or in equity) and by applicable bankruptcy, insolvency, moratorium and other similar Laws of general application relating to or affecting creditors’ rights generally. Neither Bluebird nor any of its Affiliates has received any notice of any counterparty’s intention to terminate any Pre-Existing In-Licenses or Bluebird Collaboration In-Licenses in whole or in part or any notice requesting any amendment, alteration or modification of such Pre-Existing In-License or Bluebird Collaboration In-Licenses or any sublicense or assignment thereunder. There is no breach or default, or event which upon notice or the passage of time, or both, would give rise to any breach or default, in the performance of any Pre-Existing In-License or Bluebird

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Collaboration In-Licenses by Bluebird or any of its Affiliates or, to the Knowledge of Bluebird, the counterparty thereto, and Bluebird has not received any notice of any such breach, default or event. All Patents and Know-How licensed to Bluebird under the Pre-Existing In-Licenses and Bluebird Collaboration In-Licenses are Controlled by Bluebird for purposes of the licenses granted to Celgene under this Agreement and under any Development & Commercialization Agreement.
(c)    Neither Bluebird nor any of its Affiliates has entered into any agreement or otherwise licensed, granted, assigned, transferred, conveyed or otherwise encumbered or disposed of any right, title or interest in or to any of its assets, including any intellectual property rights, that would in any way conflict with or impair the scope of any rights or licenses granted to Celgene hereunder or that would be granted to Celgene under any Development & Commercialization Agreement, including under any of the agreements which Bluebird has identified to Celgene prior to the Amendment Date.
(d)    Exhibit I sets forth a complete and accurate list of all Patents included in the Bluebird IP, indicating the owner, licensor and/or co-owner(s), if applicable. Bluebird Controls the Patents listed on Exhibit I and the Know-How within the Bluebird IP, and is entitled to grant the licenses specified herein. To Bluebird’s Knowledge, the Patents listed on Exhibit I have been procured or are being procured from the respective patent offices in accordance with applicable Law. None of the Patents included in the Bluebird IP is or has been involved in any opposition, cancellation, interference, reissue or reexamination proceeding, and no Bluebird IP is the subject of any judicial, administrative or arbitral order, award, decree, injunction, lawsuit, proceeding or stipulation. Neither Bluebird nor any of its Affiliates has received any notice alleging that the Patents in the Bluebird IP are invalid or unenforceable, or challenging Bluebird’s ownership of or right to use any such rights.
(e)    Exhibit J sets forth a complete and accurate list of all agreements relating to the licensing, sublicensing or other granting of rights by Bluebird to any Person with respect to the Bluebird IP and the Target Antigen, and Bluebird has provided complete and accurate copies of all such agreements to Celgene. Except for the Pre-Existing In-Licenses and Bluebird Collaboration In-Licenses, Bluebird and its Affiliates are not subject to any payment obligations to Third Parties as a result of the execution or performance of this Agreement. Neither Bluebird nor any of its Affiliates has granted any liens or security interests on the Bluebird IP and the Bluebird IP is free and clear of any mortgage, pledge, claim, security interest, covenant, easement, encumbrance, lien or charge of any kind.
(f)    The execution, delivery and performance by Bluebird of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation of, conflict with, result in a breach of or constitute a default under any understanding, contract or agreement to which Bluebird is a party or by which it is bound, including each of the agreements which Bluebird has identified to Celgene prior to the Amendment Date.
(g)    There is no action, suit, proceeding or investigation pending or, to the Knowledge of Bluebird, currently threatened in writing against or affecting Bluebird that

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
questions the validity of this Agreement or the right of Bluebird to enter into this Agreement or consummate the transactions contemplated hereby.
(h)    Other than with respect to any Patents, Know-How or Materials licensed to Celgene pursuant to any of the Baylor Agreements, (i) neither Bluebird nor any of its Affiliates has received any notice of any claim that any Patent, Know-How or other intellectual property owned or controlled by a Third Party would be infringed or misappropriated by the production, use, research, Development, Manufacture or commercialization of any Product Candidate pursuant to this Agreement and any Development & Commercialization Agreement, and (ii) to the Knowledge of Bluebird, except as disclosed to Celgene in writing on the Amendment Date, there are no Patents, Know-How or other intellectual property owned by a Third Party and not included in the Bluebird IP that are necessary for the production, use, research, Development, Manufacture or commercialization of any Product Candidate.
9.3    Disclaimers. Without limiting the respective rights and obligations of the Parties expressly set forth herein, each Party specifically disclaims any guarantee that the Collaboration Program will be successful, in whole or in part. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY BLUEBIRD IP, CELGENE IP, PRODUCT CANDIDATES, MATERIALS, INCLUDING WARRANTIES OF VALIDITY OR ENFORCEABILITY OF ANY PATENT RIGHTS, TITLE, QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, PERFORMANCE, AND NONINFRINGEMENT OF ANY THIRD PARTY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS.
9.4    [***]
9.5    Performance by Others. The Parties recognize that each Party may perform some or all of its obligations under this Agreement through Affiliates and permitted subcontractors provided, however, that each Party will remain responsible and liable for the performance by its Affiliates and permitted subcontractors and will cause its Affiliates and permitted subcontractors to comply with the provisions of this Agreement in connection therewith.
9.6    Indemnification.
(a)    Indemnification by Celgene. Celgene will indemnify Bluebird, its Affiliates and their respective directors, officers, employees, Third Party licensors and agents, and their respective successors, heirs and assigns (collectively, “Bluebird Indemnitees”), and defend and save each of them harmless, from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all suits, investigations, claims or demands of Third Parties (collectively, “Third Party Claims”) against the Bluebird Indemnitees arising from or occurring as a result of: (i) the material breach by Celgene of any term of this Agreement; (ii) Celgene’s performance of the Collaboration Program (other than with respect to claims of actual or alleged infringement, misappropriation or other violation of a Third Party’s Patents, trade secrets, or other intellectual property or proprietary rights); or (iii) any gross negligence or willful

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
misconduct on the part of Celgene in performing its obligations under this Agreement, except in each case for those Losses for which Bluebird has an obligation to indemnify Celgene pursuant to Section 9.6(b), as to which Losses each Party will indemnify the other to the extent of their respective liability; provided, however, that Celgene will not be obligated to indemnify Bluebird Indemnitees for any Losses to the extent that such Losses arise as a result of gross negligence or willful misconduct on the part of a Bluebird Indemnitee.
(b)    Indemnification by Bluebird. Bluebird will indemnify Celgene, its Affiliates and their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (collectively, “Celgene Indemnitees”), and defend and save each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims against Celgene Indemnitees arising from or occurring as a result of: (i) the material breach by Bluebird of any term of this Agreement; (ii) Bluebird’s performance of the Collaboration Program (other than with respect to claims of actual or alleged infringement, misappropriation or other violation of a Third Party’s Patents, trade secrets, or other intellectual property or proprietary rights); (iii) [***]; or (iv) any gross negligence or willful misconduct on the part of Bluebird in performing its obligations under this Agreement, except in each case for those Losses for which Celgene has an obligation to indemnify Bluebird pursuant to Section 9.6(a), as to which Losses each Party will indemnify the other to the extent of their respective liability for the Losses; provided, however, that Bluebird will not be obligated to indemnify Celgene Indemnitees for any Losses to the extent that such Losses arise as a result of gross negligence or willful misconduct on the part of a Celgene Indemnitee.
(c)    Notice of Claim. All indemnification claims provided for in Section 9.6(a) and 9.6(b) will be made solely by such Party to this Agreement (the “Indemnified Party”). The Indemnified Party will promptly notify the indemnifying Party (an “Indemnification Claim Notice”) of any Losses or the discovery of any fact upon which the Indemnified Party intends to base a request for indemnification under Section 9.6(a) or 9.6(b), but in no event will the indemnifying Party be liable for any Losses that result from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and estimated amount of such Loss (to the extent that the nature and amount of such Loss is known at such time). The Indemnified Party will furnish promptly to the indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims.
(d)    Defense, Settlement, Cooperation and Expenses.
(i)    Control of Defense. At its option, the indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within thirty (30) days after the indemnifying Party’s receipt of an Indemnification Claim Notice, provided however that (A) the Third Party Claim solely seeks monetary damages and (B) the indemnifying Party expressly agrees in writing that as between the indemnifying Party and the Indemnified Party, the indemnifying Party will be solely obligated to satisfy and discharge the Third Party Claim in full and is able to reasonably demonstrate that it has sufficient financial resources (the matters described in (A) and (B), the “Litigation Conditions”). The assumption of the defense of a Third Party Claim

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
by the indemnifying Party will not be construed as an acknowledgment that the indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim (except as provided in the immediately prior sentence), nor will it constitute a waiver by the indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification. Upon assuming the defense of a Third Party Claim, the indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the indemnifying Party (the indemnifying Party will consult with the Indemnified Party with respect to a possible conflict of interest of such counsel retained by the indemnifying Party). In the event the indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party will immediately deliver to the indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with the Third Party Claim. Should the indemnifying Party assume the defense of a Third Party Claim, except as provided in Section 9.6(d)(ii), the indemnifying Party will not be liable to the Indemnified Party for any legal costs or expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Third Party Claim. The Indemnified Party may, at any time, assume the defense of a Third Party Claim if at any time the Litigation Conditions are not satisfied with respect to such Claim. In the event that it is ultimately determined that the indemnifying Party is not obligated to indemnify, defend or hold harmless the Indemnified Party from and against the Third Party Claim, the Indemnified Party will reimburse the indemnifying Party for any and all costs and expenses (including attorneys’ fees and costs of suit) and any Third Party Claims incurred by the indemnifying Party in its defense of the Third Party Claim.
(ii)    Right to Participate in Defense. Without limiting Section 9.6(d)(i), any Indemnified Party will be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment will be at the Indemnified Party’s own cost and expense unless (A) the employment thereof has been specifically authorized by the indemnifying Party in writing, (B) the indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 9.6(d)(i) (in which case the Indemnified Party will control the defense), (C) the interests of the Indemnified Party and the indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under applicable Law, ethical rules or equitable principles, or (D) the indemnifying Party no longer satisfies the Litigation Conditions, in which case the indemnifying Party will assume one hundred percent (100%) of any such costs and expenses of counsel for the Indemnified Party.
(iii)    Settlement. With respect to any Third Party Claims that relate solely to the payment of money damages in connection with a Third Party Claim and that will not result in the Indemnified Party’s becoming subject to injunctive or other relief or otherwise adversely affecting the business of the Indemnified Party in any manner, and as to which the indemnifying Party will have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, and subject to the Litigation Conditions

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
being satisfied, the indemnifying Party will have the sole right to agree to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, will deem appropriate. With respect to all other Losses in connection with Third Party Claims, where the indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 9.6(d)(i), the indemnifying Party will have authority to agree to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (such consent not to be unreasonably withheld, delayed or conditioned). The indemnifying Party will not be liable for any settlement or other disposition of a Loss by an Indemnified Party that is reached without the prior written consent of the indemnifying Party. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnified Party will admit any liability with respect to or settle, compromise or discharge, any Third Party Claim without the prior written consent of the indemnifying Party, such consent not to be unreasonably withheld, delayed or conditioned.
(iv)    Cooperation. If the indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party will, and will cause each other Indemnified Party to, cooperate in the defense or prosecution thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation will include access during normal business hours afforded to indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnified Parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying Party will reimburse the Indemnified Party for all its reasonable out-of-pocket costs and expenses in connection therewith.
(v)    Costs and Expenses. Except as provided above in this Section 9.6(d), the costs and expenses, including attorneys’ fees and expenses, incurred by the Indemnified Party in connection with any claim will be reimbursed on a calendar quarter basis by the indemnifying Party, without prejudice to the indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.
9.7    [***]
10.    Term and Termination.
10.1    Term. This Agreement will commence as of the Original Agreement Date and, unless sooner terminated in accordance with the terms hereof or by mutual written consent, will continue until the later of the expiration of the Collaboration Program Term and expiration of the last-to-expire Celgene Option Period (the “Term”), [***].

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
10.2    Termination by Bluebird. Bluebird will have the right to terminate this Agreement in full upon delivery of written notice to Celgene in the event of any material breach by Celgene of any terms and conditions of this Agreement in a manner that fundamentally frustrates the transactions contemplated by this Agreement, provided that such termination will not be effective if such breach has been cured within [***] days after written notice thereof is given by Bluebird to Celgene specifying the nature of the alleged breach (or, if such default cannot be cured within such [***] after such notice if Celgene commences actions to cure such default within such [***] period and thereafter diligently continues such actions, but fails to cure the default by the end of such [***]); provided, however, that to the extent such material breach involves the failure to make a payment when due, such breach must be cured within [***] after written notice thereof is given by Bluebird to Celgene.
10.3    Termination by Celgene.
(a)    Breach. Celgene will have the right to terminate this Agreement in full upon delivery of written notice to Bluebird in the event of any material breach by Bluebird of any terms and conditions of this Agreement in a manner that fundamentally frustrates the transactions contemplated by this Agreement, provided that such termination will not be effective if such breach has been cured within [***] after written notice thereof is given by Celgene to Bluebird specifying the nature of the alleged breach (or, if such default cannot be cured within such [***] after such notice if Bluebird commences actions to cure such default within such [***] period and thereafter diligently continues such actions, but fails to cure the default by the end of such [***]).
(b)    Discretionary Termination. Celgene will have the right to terminate this Agreement in full at its discretion for any reason [***] days after delivery of written notice to Bluebird.
10.4    Effects of Termination or Expiration. Upon termination or expiration of this Agreement for any reason, all rights granted by Bluebird to Celgene hereunder will terminate, provided that:
(a)    Other than with respect to the rights and licenses granted to Bluebird hereunder pursuant to Sections 2.1(h)(ii) or 5.6, all rights granted by Celgene to Bluebird hereunder will terminate.
(b)    All executed Development & Commercialization Agreements will continue in full force and effect, provided that if Celgene has terminated this Agreement pursuant to Section 10.3(a), then (i) Bluebird’s rights to co-develop, co-promote and share in profits under any Co-Development, Co-Promote and Profit Share Agreements will terminate, and the Parties promptly will execute a License Agreement to replace each such Co-Development, Co-Promote and Profit Share Agreement, and (ii) all up-front payments, milestone payments and royalty payments under any License Agreement will be reduced by [***], provided that such reduction will not apply to the extent any such up-front payments, milestone payments and royalty payments have already been reduced pursuant to Section 10.3(c) of such License Agreement.

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
10.5    Survival. In addition to the termination consequences set forth in Section 10.4, the following provisions will survive termination or expiration of this Agreement: Sections 1, 2.1(f), 2.1(h)(ii), 2.2, 2.3(a), 2.3(c), 4.3 (through the expiration of any options granted to Celgene hereunder), 4.4, 4.5, 4.6, 5.5, 5.6, 5.8, 5.9, 6.5, 7.4, 8, 9, 10.4, 10.5 and 11, and any other provisions of this Agreement that are required to survive to give effect to any Development & Commercialization Agreement. Termination or expiration of this Agreement will not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement nor prejudice either Party’s right to obtain performance of any obligation. All other rights and obligations will terminate upon expiration of this Agreement.
10.6    Right to Set-off. Notwithstanding anything to the contrary in this Agreement, each Party has the right at all times to retain and set off against all amounts due and owing to the other Party as determined in a final judgment any damages recovered by such Party for any Losses incurred by such Party.
11.    General Provisions.
11.1    Dispute Resolution for this Agreement and Executed Development & Commercialization Agreements.
(a)    Disputes. Disputes arising under or in connection with this Agreement or any executed Development and Commercialization Agreement will be resolved pursuant to this Section 11.1.
(b)    Dispute Escalation. In the event of a dispute between the Parties, the Parties will first attempt in good faith to resolve such dispute by negotiation and consultation between themselves or the Program Directors. In the event that such dispute is not resolved on an informal basis within twenty (20) days, any Party may, by written notice to the other, have such dispute referred to the Bluebird CEO and the Celgene CEO or in either case his or her designee (who will be a senior executive), who will attempt in good faith to resolve such dispute by negotiation and consultation for a thirty (30) day period following receipt of such written notice.
(c)    Dispute Resolution. In the event the Parties are not able to resolve such dispute in accordance with Section 11.1(b), either Party may at any time after such twenty (20) day period submit such dispute to be finally settled in the federal courts located in the Southern District of New York. Each Party hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the federal courts located in the Southern District of New York, for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. Each Party hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby in the federal courts located in the Southern District of New York, and waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum.

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Notwithstanding the foregoing, a Party will be entitled to seek enforcement of a judgment entered pursuant to this Section in any court having competent jurisdiction thereof where enforcement is deemed necessary.
(d)    Injunctive Relief. Notwithstanding the dispute resolution procedures set forth in this Section 11.1, in the event of an actual or threatened breach hereunder (or any executed Development & Commercialization Agreement, if applicable), the aggrieved Party may seek equitable relief (including restraining orders, specific performance or other injunctive relief) in any court or other forum, without first submitting to any dispute resolution procedures hereunder.
(e)    Tolling. The Parties agree that all applicable statutes of limitation and time-based defenses (such as estoppel and laches) will be tolled while the dispute resolution procedures set forth in this Section 11.1 are pending, and the Parties will cooperate in taking all actions reasonably necessary to achieve such a result. In addition, during the pendency of any dispute under this Agreement initiated before the end of any applicable cure period under Section 10.2 or 10.3 (or the cure periods under any executed Development & Commercialization Agreement, if applicable), (i) this Agreement (or any executed Development & Commercialization Agreement, if applicable) will remain in full force and effect, (ii) the provisions of this Agreement (or any executed Development & Commercialization Agreement, if applicable) relating to termination for material breach will not be effective, (iii) the time periods for cure under Section 10 (and the time periods from any executed Development & Commercialization Agreement, if applicable) as to any termination notice given prior to the initiation of the court proceeding will be tolled, and (iv) neither Party will issue a notice of termination pursuant to this Agreement (or any executed Development & Commercialization Agreement, if applicable) based on the subject matter of the court proceeding (and no effect will be given to previously issued termination notices), until the court has confirmed the existence of the facts claimed by a Party to be the basis for the asserted material breach.
11.2    Cumulative Remedies and Irreparable Harm. All rights and remedies of the Parties hereunder will be cumulative and in addition to all other rights and remedies provided hereunder or available by agreement, at law or otherwise. Each Party acknowledges and agrees that breach of any of the terms or conditions of this Agreement would cause irreparable harm and damage to the other and that such damage may not be ascertainable in money damages and that as a result thereof the non-breaching Party would be entitled to seek from a court equitable or injunctive relief restraining any breach or future violation of the terms contained herein by the breaching Party without the necessity of proving actual damages or posting bond. Such right to equitable relief is in addition to whatever remedies either Party may be entitled to as a matter of law or equity, including money damages.
11.3    Business Combination and IP.
(a)    Bluebird Business Combination. Notwithstanding anything to the contrary herein, for purposes of this Agreement and any Development & Commercialization Agreement, no Know-How, Materials, Patents, Regulatory Data, Regulatory Filings or Regulatory Approvals

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
not Controlled by Bluebird or any of its Affiliates prior to a Business Combination of Bluebird will be Controlled for purposes of this Agreement or any Development & Commercialization Agreement after such Business Combination of Bluebird, other than (i) Collaboration IP, (ii) Bluebird In-Licenses to the extent in effect immediately prior to such Business Combination of Bluebird and later Bluebird Collaboration In-Licenses (provided that after any such Business Combination, Bluebird may, but will not be obligated to, make any Bluebird New In-License available to Celgene or the JSC for review, election or conversion into a Bluebird Collaboration In-License pursuant to Section 4.1), and (iii) any Patent that claims priority, directly or indirectly, to any other Patent first Controlled before such Business Combination of Bluebird will be Controlled thereafter no matter when such Patent is filed or issued.
(b)    Celgene Business Combination. Notwithstanding anything to the contrary herein, for purposes of this Agreement and any Development & Commercialization Agreement, no Know-How, Materials, Patents, Regulatory Data, Regulatory Filings or Regulatory Approvals not Controlled by Celgene or any of its Affiliates prior to a Business Combination of Celgene will be Controlled for purposes of this Agreement or any Development & Commercialization Agreement after such Business Combination of Celgene, other than (i) Collaboration IP, (ii) Applicable Celgene In-Licenses, and (iii) any Patent that claims priority, directly or indirectly, to any other Patent first Controlled before such Business Combination of Celgene will be Controlled thereafter no matter when such Patent is filed or issued.
11.4    Relationship of Parties. Nothing in this Agreement is intended or will be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the Parties. No Party will incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided therein. There are no express or implied third party beneficiaries hereunder (except for Bluebird Indemnitees and Celgene Indemnitees, and any Third Party indemnitees under any executed Development & Commercialization Agreement, if applicable, for purposes of Section 9.6).
11.5    Compliance with Law. Each Party will perform or cause to be performed any and all of its obligations or the exercise of any and all of its rights hereunder in good scientific manner and in compliance with all applicable Law. Without limiting the foregoing, Bluebird will comply with comply with all applicable Laws and regulations (including U.S. Foreign Corrupt Practices Act and any other applicable anti-bribery or anti-kickback laws or regulations).
11.6    Force Majeure. Neither Party will be liable to the other for failure of or delay in performing obligations set forth in this Agreement (other than any obligation to pay monies when due), and neither will be deemed in breach of such obligations, if such failure or delay is due to natural disasters or any causes reasonably beyond the control of such Party and without the fault or negligence of the Party so failing or delaying; provided that the Party affected will promptly notify the other of the force majeure condition and will exert reasonable efforts to eliminate, cure or overcome any such causes and to resume performance of its obligations as soon as possible.

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
11.7    Governing Law. This Agreement will be governed by and construed in accordance with the Laws of the state of New York, without respect to its conflict of laws rules; provided, however, that any dispute relating to the scope, validity, enforceability or infringement of any Patents or Know-How will be governed by, and construed and enforced in accordance with, the substantive Laws of the jurisdiction in which such Patents or Know-How apply.
11.8    Counterparts; Facsimiles. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. Facsimile or PDF execution and delivery of this Agreement by either Party will constitute a legal, valid and binding execution and delivery of this Agreement by such Party
11.9    Headings. All headings in this Agreement are for convenience only and will not affect the meaning of any provision hereof.
11.10    Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement will be construed against the drafting party will not apply.
11.11    Interpretation. Whenever any provision of this Agreement uses the term “including” (or “includes”), such term will be deemed to mean “including without limitation” (or “includes without limitations”). “Herein,” “hereby,” “hereunder,” “hereof” and other equivalent words refer to this Agreement as an entirety and not solely to the particular portion of this Agreement in which any such word is used. All definitions set forth herein will be deemed applicable whether the words defined are used herein in the singular or the plural. Unless otherwise provided, all references to Sections and Exhibits in this Agreement are to Sections and Exhibits of this Agreement. References to any Sections include Sections and subsections that are part of the related Section (e.g., a section numbered “Section 2.1” would be part of “Section 2”, and references to “Section 2.1” would also refer to material contained in the subsection described as “Section 2.1(a)”).
11.12    Binding Effect. This Agreement will inure to the benefit of and be binding upon the Parties, their Affiliates, and their respective lawful successors and assigns.
11.13    Assignment. This Agreement may not be assigned by either Party, nor may either Party delegate its obligations or otherwise transfer licenses or other rights created by this Agreement, except as expressly permitted hereunder or otherwise without the prior written consent of the other Party, which consent will not be unreasonably withheld, delayed or conditioned; provided that without consent (a) Celgene may assign this Agreement to (i) an Affiliate or (ii) its successor in connection with the merger, consolidation, or sale of all or substantially all of its assets, and (b) Bluebird may assign this Agreement to (i) an Affiliate or (ii) its successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement; provided however that, except in the case where a Party is involved in a merger or consolidation where it is the surviving entity and no assets of such Party have been transferred as a result of

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
such merger or consolidation, that (A) such assigning Party provides the other Party to this Agreement with at least thirty (30) business days advance written notice of such assignment(s) and the assigning Party agrees in a written agreement delivered prior to such assignment(s) to the non-assigning Party (and upon which such non-assigning Party may rely) to remain fully liable for the performance of its obligations under this Agreement by its assignee(s), (B) the assignee(s) agree in a written agreement delivered prior to such assignment(s) to the non-assigning Party (and upon which such non-assigning Party may rely) to assume performance of all such assigned obligations, (C) in the case of any assignment(s) by Bluebird, all Bluebird IP licensed to Celgene or subject to Celgene’s option rights under this Agreement, along with all Product Candidates will be transferred to such assignee(s) effective as of such assignment(s), (D) all of the matters referred to in clauses (A), (B) and (C), as applicable, will be set forth in documentation reasonably acceptable to the non-assigning Party prior to any such assignment(s) (and with such reasonable acceptance not to be unreasonably withheld, conditioned or delayed) and in all cases will provide the non-assigning Party with the full benefits of its rights under this Agreement (after taking into account all risks involving applicable counter-party performance and bankruptcy and insolvency risks, including those involving contractual rejection under 11 USC §365) as if no such assignment(s) had occurred, and (E) in the case of any assignment(s), the assigning Party will reimburse the non-assigning Party for all of the legal fees and expenses incurred by such non-assigning Party in connection with the matters set forth in clause (D) of this sentence in an aggregate amount not to exceed fifty thousand dollars ($50,000); and provided, further, that if Bluebird wishes to assign any Bluebird IP to its Affiliates, it will be permitted to do so conditioned on such Affiliate becoming a party to this Agreement, in the form of an amendment to this Agreement executed by Celgene, Bluebird and such Affiliate, pursuant to which such Affiliate would agree to assume all obligations hereunder, and grant to Celgene all rights hereunder, with respect to the Bluebird IP so assigned. The terms of this Agreement will be binding upon and will inure to the benefit of the successors, heirs, administrators and permitted assigns of the Parties. Any purported assignment in violation of this Section 11.13 will be null and void ab initio.
11.14    Notices. All notices, requests, demands and other communications required or permitted to be given pursuant to this Agreement will be in writing and will be deemed to have been duly given upon the date of receipt if delivered by hand, recognized international overnight courier, confirmed facsimile transmission, or registered or certified mail, return receipt requested, postage prepaid to the following addresses or facsimile numbers:
If to Bluebird: bluebird bio, Inc.
150 Second Street
Third Floor
Cambridge, MA 02142
Attention: General Counsel
Facsimile:

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
With a copy to: Goodwin | Procter LLP
53 State Street
Boston, MA 02109
Attention: Michael Bison, Esq. & Kingsley Taft, Esq.
Facsimile: 617-523-1231
If to Celgene: Celgene Corporation
Corp.: 86 Morris Avenue
Summit, NJ 07901
Attention: George Golumbeski, Ph. D.
Facsimile: 908-673-2791
If to Celgene: Celgene European Investment Company LLC
Europe: c/o Celgene International Sarl
Route de Perreux 1
2017 Boudry
Switzerland
Attention: Nakisa Serry
Facsimile: 011-41-32-729-8604
with copies to (in the case of Celgene Corp., Celgene Europe, or both):
Celgene Legal
86 Morris Avenue
Summit, NJ 07901
Attention: General Counsel
Telephone: (908) 673-9000
Facsimile: (908) 673-2771
and:
Dechert LLP
902 Carnegie Center
Suite 500
Princeton, NJ 08540
Attention: James J. Marino, Esq.
David E. Schulman, Esq.
Telephone:(609) 955-3230
Facsimile: (609) 873-9138
Either Party may change its designated address and facsimile number by notice to the other Party in the manner provided in this Section 11.14.
11.15    Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both Parties; provided that any unilateral undertaking or waiver made by one Party in favor of the other will be enforceable if undertaken in a writing signed by the Party to be charged with the undertaking or waiver. Any

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
waiver of any rights or failure to act in a specific instance will relate only to such instance and will not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.
11.16    Severability. In the event that any provision of this Agreement will, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability will not affect any other provision hereof, and the Parties will negotiate in good faith to modify this Agreement to preserve (to the extent possible) their original intent.
11.17    Payment Floor. Except as permitted by Section 10.6, Section 10.6 of any License Agreement or Section 17.6 of any Co-Development, Co-Promote and Profit Share Agreement, in no event will any credits permitted to be taken by Celgene under this Agreement or any Development & Commercialization Agreement against any particular Milestone Payment, royalty payment or Profit & Loss Share payment owed to Bluebird under any Development & Commercialization Agreement act to reduce such payment by more than [***] than would otherwise be payable to Bluebird thereunder or thereunder (and for clarity “otherwise payable” above means that (a) any reductions pursuant to Section 10.3(c) of any License Agreement or Section 17.3 of any Co-Development, Co-Promote and Profit Share Agreement will be made before determining the [***] floor specified above, but (b) any royalty reductions pursuant to Section 4.3(d) of any License Agreement or Section 11.3(d) of any Co-Development, Co-Promote and Profit Share Agreement will be included in calculating the up to [***] reduction permitted above).
11.18    Entire Agreement. This Agreement is the sole agreement with respect to the subject matter and supersedes all other agreements and understandings between the Parties with respect to same (including the Confidential Agreement and the Original Agreement).
11.19    Celgene Parties. [***]
[Remainder of this Page Intentionally Left Blank]

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
IN WITNESS WHEREOF, the Parties have caused this Master Collaboration Agreement to be executed by their respective duly authorized officers as of the Amendment Date.

BLUEBIRD BIO, INC.

By:	/s/ Nick Leschy
(Signature)

Name:	Nick Leschly

Title:	CEO

Date:	June 3, 2015

CELGENE CORPORATION

By:	/s/ Peter Kellog
(Signature)

Name:	Peter Kellog

Title:	EVP, CFO

Date:	June 3, 2015

CELGENE EUROPEAN INVESTMENT COMPANY LLC (CEICO)

By:	Celgene International Sarl, the sole member of CEICO

By:	/s/ Jürg Ochen
(Signature)

Name:	Jürg Ochen

Title:	Director

Date:	June 3, 2015

and

By:	/s/ Paul D’Angio
(Signature)

Name:	Paul D’Angio

Title:	Director

Date:	June 3, 2015

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Exhibit A
Amended and Restated License Agreement

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Amended and Restated License Agreement
by and between
bluebird bio, Inc.
and
Celgene Corporation
and
Celgene European Investment Company LLC
[________________]

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
List of Appendices

Appendix A	Additional Definitions

Appendix B	Applicable New In-Licenses

Appendix C	Applicable Pre-Existing In-Licenses

Appendix D	Target Antigen

Appendix E	Press Release

Appendix F	Certain Patents Within the Licensed IP as of the License Agreement Effective Date

Appendix G	Bluebird Agreements

Appendix H	Certain Manufacturing Definitions

Appendix I	Manufacturing and Supply Agreement Terms

Schedule 9.2	Exceptions to Bluebird’s Representations and Warranties

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Amended and Restated License Agreement
This Amended and Restated License Agreement (this “License Agreement”), dated as of [________] (the “License Agreement Effective Date”), is made by and between bluebird bio, Inc., a Delaware corporation (“Bluebird”), and Celgene Corporation, a Delaware Corporation (“Celgene Corp”), with respect to all rights and obligations under this License Agreement in the United States (subject to Section 11.18), and Celgene European Investment Company LLC, a Delaware limited liability company, with respect to all rights and obligations under this License Agreement outside of the United States (subject to Section 11.18) (“Celgene Europe” and together with Celgene Corp, “Celgene”). Each of Bluebird and Celgene may be referred to herein as a “Party” or together as the “Parties.”
WHEREAS, Bluebird has developed and owns or has rights to certain Patents and technology relating to developing innovative gene therapies for genetic disorders;
WHEREAS, Celgene is a biopharmaceutical company focused on acquiring, Developing and Commercializing innovative anti-cancer agents; and
WHEREAS, Bluebird and Celgene are parties to that certain Master Collaboration Agreement, dated as of March 19, 2013, pursuant to which the Parties entered into a global strategic collaboration to research, develop and commercialize therapeutic products in the Field (the “Original MCA”);
WHEREAS, the Parties entered into an Amended and Restated Collaboration Agreement, dated as of June 3, 2015 (the “Master Collaboration Agreement”), pursuant to which the Parties amended and restated the Original MCA in order to continue the research and development of the Product Candidates pursuant to the terms set forth therein;
WHEREAS, pursuant to the terms of the Master Collaboration Agreement, Celgene has exercised its option to select a Product Candidate to be an Optioned Candidate by delivering to Bluebird a Celgene Option Notice and payment of the applicable Initial Option Fee and Additional Option Fee (such Optioned Candidate, as defined more fully in Appendix A, the “Elected Candidate”); and
WHEREAS, the Parties now wish to enter into an exclusive licensing arrangement whereby Celgene will have exclusive rights to Develop Elected Candidate and Commercialize Licensed Product, all on the terms and conditions set forth here.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the amount and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.    Definitions.
The following terms and their correlatives will have the meanings set forth below. Capitalized terms used, but not defined, herein will have the meanings ascribed to such terms in the Master Collaboration Agreement.

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
1.1    “Applicable Bluebird In-Licenses” means the Applicable Pre-Existing In-Licenses and the Applicable New In-Licenses.
1.2    “Applicable New In-Licenses” means all New In-Licenses of Bluebird or its Affiliates necessary or useful for the research, Development and/or Commercialization of Elected Candidate and Licensed Product that Celgene has elected to list on Appendix B as of the License Agreement Effective Date, plus any other New In-License of Bluebird or its Affiliates that Celgene has elected to include as an Applicable New In-License pursuant to Section 3.2(b).
1.3    “Applicable Pre-Existing In-Licenses” means all Pre-Existing In-Licenses necessary or useful for the research, Development and/or Commercialization of Elected Candidate and Licensed Product, and any extensions or expansions of the scope of such Pre-Existing In-Licenses, including those listed on Appendix C.
1.4    “Biosimilar Product” means, with respect to a Licensed Product in any country, any biosimilar product sold by a Third Party not authorized by or on behalf of Celgene, its Affiliates or Sublicensees, (a) that is a biosimilar biological product, as defined in 21 USC 379j-51 (or any successor or replacement thereof), a similar biological medicinal product, as defined in Annex I to Directive 2001/83/EC (or any successor or replacement thereof), or any similar biosimilar or generic product under the Laws of any country or jurisdiction, or (b) regarding which Regulatory Approval is obtained by referencing Regulatory Data of such Licensed Product.
1.5    “Bluebird In-Licensed IP” means all Patents, Materials and Know-How in-licensed by Bluebird pursuant to Applicable Bluebird In-Licenses, including any extensions or expansions of the scope thereof.
1.6    “Bluebird Technology” means all Bluebird Solely Owned IP and all of Bluebird’s right, title and interest in and to Joint IP.
1.7    “Celgene Development & Commercialization Program” means a Development and Commercialization program for Licensed Product in the Field worldwide.
1.8    “Celgene Licensed Product In-License” means any Applicable Celgene In-License or other agreement between Celgene or any of its Affiliates and a Third Party entered into under Section 4.3(d) pursuant to which Celgene or any of its Affiliates in-licenses any Know-How, Materials or Patents that directly relate to or Cover the Elected Candidate and/or Licensed Product or its Manufacture or use.
1.9    “Celgene Licensed Product In-Licensed IP” means any Patents, Materials and Know-How Controlled at any time during the License Agreement Term by Celgene or any of its Affiliates pursuant to a Celgene Licensed Product In-License or Celgene Other In-License that directly relate to or Cover the Elected Candidate and/or Licensed Product or its Manufacture or use.
1.10    “Celgene Licensed Product IP” means (a) Celgene Technology, (b) Collaboration IP solely owned by Celgene and Celgene’s interest in jointly owned Collaboration IP, and
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
(c) Patents, Materials or Know-How (to the extent not included in subsection (a) or (b)) owned by Celgene or its Affiliates that are Controlled at any time during the License Agreement Term by Celgene or any of its Affiliates, in each case that directly relate to or Cover the Elected Candidate and/or Licensed Product or its Manufacture or use.
1.11    “Celgene Other In-License” means any agreement between Celgene or any of its Affiliates and a Third Party, other than Applicable Celgene In-Licenses and any agreement between Celgene or any of its Affiliates and a Third Party entered into under Section 4.3(d), pursuant to which Celgene or any of its Affiliates in-licenses any Know-How, Materials or Patents that directly relate to or Cover the Elected Candidate and/or Licensed Product or its Manufacture or use.
1.12    “Celgene Regulatory Rights” means all Regulatory Data, Regulatory Filings and Regulatory Approvals for Elected Candidate and Licensed Product worldwide Controlled by Celgene or any of its Affiliates.
1.13    “Celgene Technology” means all Celgene Solely Owned IP and all of Celgene’s right, title and interest in and to Joint IP.
1.14    “Clinical Study” means any human clinical trial of a Product Candidate.
1.15    “Commercialization” means any and all activities directed to the Manufacturing, marketing, detailing, promotion and securing of reimbursement of a product after Regulatory Approval has been obtained (including making, having made, using, importing, selling and offering for sale such product), and will include post-approval clinical studies, post-launch marketing, promoting, detailing, marketing research, distributing, customer service, administering and commercially selling such product, importing, exporting or transporting such product for commercial sale, and all regulatory compliance with respect to the foregoing.
1.16    “Commercially Reasonable Efforts” means, with respect to the Development or Commercialization of Licensed Product by a Party, that level of efforts and resources that such Party would normally devote to the Development or Commercialization, as the case may be, of a product owned by it or to which it has rights of the type it has hereunder, which is of a similar commercial potential at a similar stage in its lifecycle, in each case taking into account issues of safety and efficacy, product profile, the proprietary position, the then current competitive environment for such product and the likely timing of such product’s entry into the market, the pricing and launching strategy for the respective product, the regulatory environment and status of such product, and other relevant scientific, technical and commercial factors.
1.17    “Control” or “Controlled” means, with respect to any Know-How, Material, Patent, Regulatory Data, Regulatory Filings and Regulatory Approvals, the possession (whether by ownership or license, other than by a license or sublicense granted pursuant to this License Agreement) by a Party or its Affiliates of the ability to grant to the other Party a license or access as provided herein to such item, without violating the terms of any agreement or other arrangement with any Third Party or, other than under Applicable Bluebird In-Licenses, being obligated to pay any royalties or other consideration therefor (“Additional Payments”). For
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
clarity, Other In-Licenses are not “Controlled” for purposes of this License Agreement, unless and only after such Other In-License is converted into an Applicable New In-License pursuant to Section 3.2(b). Notwithstanding the foregoing, as provided in Section 3.2(a), if on or after the License Agreement Effective Date and for such time as the other Party agrees to pay and does in fact pay all Additional Payments with respect to such Party’s access or license to any Know-How, Material, Patent, Regulatory Data, Regulatory Filings and Regulatory Approvals (other than that in-licensed by Bluebird pursuant to an Other In-License), such Know-How, Material, Patent, Regulatory Data, Regulatory Filings and Regulatory Approvals will be deemed to be included in the definition of “Control”.
1.18    “Covers”, with reference to (a) a Patent, means that the making, using, selling, offering for sale or importing of a product or practice of a method would infringe a Valid Claim of such Patent in the country in which such activity occurs, and (b) Materials or Know-How, means that the Manufacture, Development or Commercialization of a product incorporates, embodies or otherwise makes use of such Materials or Know-How.
1.19    “EU” means the organization of member states of the European Union as it may be constituted from time to time.
1.20    “EU Regulatory Event” means, with respect to a Licensed Product, the earlier to occur of [***].
1.21    “Field” means the targeting of the Target Antigen by the use of (a) T-cells expressing a CAR (with or without other engineering to enhance functionality and/or safety), including virus specific genetically modified T-cells expressing a synthetic CAR, and (b) T-cells expressing native antigen receptors or engineered antigen receptors in which the T-cells are genetically modified to enhance their performance, persistence or safety, in each case under (a) and (b) for the treatment, modulation, palliation or prevention of cancer in humans.
1.22    “First Commercial Sale” means the first sale for use or consumption of any Licensed Product in a country after all required Regulatory Approvals for commercial sale of such Licensed Product have been obtained in such country.
1.23    “First Indication” means the first disease condition for which a particular Licensed Product has been approved by a Regulatory Authority.
1.24    “GAAP” means U.S. generally accepted accounting principles or International Financial Reporting Standards, consistently applied, as designated and used by the applicable Party.
1.25    “Gene Editing” means homing endonuclease (HE) and megaTAL gene editing technologies, including HE/megaTAL-mediated homology directed recombination and Bluebird’s proprietary DARIC cell signaling technology.
1.26    “In-License Payments” means any amounts paid or payable under any Applicable Bluebird In-License that are incurred by Bluebird solely and directly as a result of the grant of a sublicense thereunder under this License Agreement to Celgene, any of Celgene’s contract Third
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Parties under Section 3.5, or any further Sublicensees of Celgene (including of Celgene’s Affiliates that are granted sublicenses) under this License Agreement. Any such payments will include [***] but excluding [***].
1.27    “Licensed IP” means all (a) Patents, Materials and Know-How Controlled at any time during the term of this License Agreement by Bluebird or any of its Affiliates (including any applicable Collaboration IP and Bluebird Technology), other than pursuant to an Applicable Bluebird In-License, and (b) Bluebird In-Licensed IP, in each case to the extent necessary or useful to Develop Elected Candidate and Develop and Commercialize Licensed Product. [***]
1.28    “Licensed Product” means any product that constitutes or incorporates an Elected Candidate (including all modified and improved versions thereof), in all forms, presentations, and formulations (including manner of delivery and dosage). A modified or improved version of an Elected Candidate constituted or incorporated in a product will be deemed a “Modified Licensed Product” for purposes of Section 4.2 if it is Covered by patentable technology Controlled by Bluebird that (a) is first discovered, created, conceived, developed or reduced to practice after the later of (i) the License Agreement Effective Date and (ii) the end of the Collaboration Program Term, (b) requires the submission of a new BLA with respect to such modified or improved Elected Candidate, and (c) materially contributes to the Elected Candidate being approved for a new indication or new patient population. For clarity, “Modified Licensed Products” are Licensed Products hereunder for all purposes other than Section 4.2.
1.29    “Manufacturing” means the production, manufacture, processing, filling, finishing, packaging, labeling, shipping and holding of product or any intermediate thereof, including process development, process qualification and validation, scale-up, commercial manufacture and analytic development, product characterization, stability testing, quality assurance and quality control. With reference to Elected Candidate and Licensed Product, Manufacturing includes Vector and associated Payload supply.
1.30    “Net Sales” means [***].
1.31    “Pivotal Study” means (a) a Phase 3 Study that is intended by Celgene to be submitted (together with any other registration trials that are prospectively planned when such Phase 3 Study is initiated) for Regulatory Approval in the U.S. or the EU, or (b) any other clinical study that is designed to establish that a pharmaceutical product is safe and efficacious for its intended use, and to determine warnings, precautions, and adverse reactions that are associated with such pharmaceutical product in the dosage range to be prescribed, which clinical study is a registration trial intended to be sufficient for filing an application for a Regulatory Approval for the Licensed Product in the U.S. or another country or some or all of an extra-national territory, solely as evidenced by the acceptance for filing for a Regulatory Approval for such product after completion of such study.
1.32    “Regulatory Exclusivity Period” means with respect to a Licensed Product in a country, the period of time during which (a) Celgene or any of its Affiliates or Sublicensees has been granted the exclusive legal right by a Regulatory Authority (or is otherwise entitled to the exclusive legal right by operation of Law) in such country to market and sell the Licensed
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Product, or (b) the data and information submitted by Celgene or any of its Affiliates or Sublicensees to the relevant Regulatory Authority in such country for purposes of obtaining Regulatory Approval may not be disclosed, referenced or relied upon in any way by such Regulatory Authority (including by relying upon the Regulatory Authority’s previous findings regarding the safety or effectiveness of the Licensed Product) to support the Regulatory Approval or marketing of any product by a Third Party in such country.
1.33    “Second Indication” means [***].
1.34    “Selling Party” means Celgene and its Sublicensees (including Celgene’s Affiliates that are granted sublicenses pursuant to Section 3.3).
1.35    “Sublicensee” means any person or entity (including Affiliates of Celgene) that is granted a sublicense as permitted by Section 3.3 (or an option to take such a sublicense), either directly by Celgene or indirectly by any other Sublicensee hereunder.
1.36    “Target Antigen” means the antigen designated as B-cell maturation antigen (BCMA)as further set forth on Appendix D, and naturally occurring variants thereof.
1.37    “Valid Claim” means, with respect to a particular country, (a) any claim of an issued and unexpired Patent in such country that (i) has not been held revoked, unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal and (ii) has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise in such country, or (b) a claim of a pending Patent application that has not been finally abandoned or finally rejected or expired and which has been pending [***] from the date of filing of the earliest priority Patent application to which such pending Patent application is entitled to claim benefit.
1.38    “Vector Supplies” means supplies of Vectors and associated Payloads Manufactured for incorporation into Elected Candidate and Licensed Product for Development or Commercialization thereof.
Definitions for each of the following terms are found in the body of this License Agreement or the Appendices hereto as indicated below:

Defined Terms	Location
Additional IP	Section 3.2(a)
Additional Payments	Section 1.17
Applicable Bluebird In-License	Section 1.1
Applicable New In-License	Section 1.2
Applicable Pre-Existing In-License	Section 1.3
Bankruptcy Code	Section 3.7
Biosimilar Application	Section 7.2(f)
Biosilimar Product	Section 1.4
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Defined Terms	Location
Biosimilar Product Competition	Section 4.3(e)
Bluebird	Preamble
Bluebird In-Licensed IP	Section 1.5
Bluebird Indemnitees	Section 9.6(a)
Bluebird Technology	Section 1.6
Business Acquisition	Section 3.4(b)
Business Party	Section 3.4(b)
Business Program	Section 3.4(b)
Celgene	Preamble
Celgene Corp	Preamble
Celgene Development & Commercialization Program	Section 1.7
Celgene Europe	Preamble
Celgene Indemnitees	Section 9.6(b)
Celgene Licensed Product In-License	Section 1.8
Celgene Licensed Product In-Licensed IP	Section 1.9
Celgene Licensed Product IP	Section 1.10
Celgene Other In-License	Section 1.11
Celgene Regulatory Rights	Section 1.12
Celgene Technology	Section 1.13
Clinical Study	Section 1.14
Combination Product	Section 1.30
Commercialization	Section 1.15
Commercially Reasonable Efforts	Section 1.16
Competitive Infringement	Section 7.1
Control	Section 1.17
Covers	Section 1.18
Elected Candidate	Appendix A
EU	Section 1.19
EU Regulatory Event	Section 1.20
Field	Section 1.21
First Commercial Sale	Section 1.22
First Indication	Section 1.23
Fully Burdened Manufacturing Cost	Appendix H
GAAP	Section 1.24
Gene Editing	Section 1.25
In-License Payment	Section 1.26
Indemnification Claim Notice	Section 9.6(c)
Indemnified Party	Section 9.6(c)
Joint IP	Section 5.2
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Defined Terms	Location
License Agreement	Preamble
License Agreement Effective Date	Preamble
License Agreement Term	Section 10.1
Licensed IP	Section 1.27
Licensed Product	Section 1.28
Litigation Conditions	Section 9.6(d)(i)
Losses	Section 9.6(a)
Major EU Countries	Section 1.20
Manufacturing	Section 1.29
Manufacturing and Supply Agreement	Section 2.4(c)(ii)
Master Collaboration Agreement	Preamble
Milestone Event	Section 4.2
Milestone Payment	Section 4.2
Modified Licensed Product	Section 1.28
Net Sales	Section 1.30
Original MCA	Preamble
Party(ies)	Preamble
Patent Challenge	Section 10.2(b)
PHSA	Section 7.2(f)
Pivotal Study	Section 1.31
Regulatory Exclusivity Period	Section 1.32
Second Indication	Section 1.33
Selling Party	Section 1.34
Solely Owned IP	Section 5.1
Specific Patent	Section 6.3
Sublicensee	Section 1.35
Third Party Claims	Section 9.6(a)
Valid Claim	Section 1.37
Vector Supplies	Section 1.38
2.    Development and Commercialization.
2.1    Development. As of and after the License Agreement Effective Date, Celgene will assume sole responsibility for, and control of, Developing Elected Candidate and Licensed Product in the Field worldwide, and will establish a Celgene Development & Commercialization Program for that purpose. As of and after the License Agreement Effective Date, Celgene will have sole responsibility for all costs and expenses arising from the Development and Commercialization of Elected Candidate and Licensed Product in the Field worldwide. Notwithstanding the foregoing, if the initial Phase 1 Study with respect to Optioned Candidate has not been completed as of the License Agreement Effective Date, Bluebird will continue to be
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responsible for the performance of such initial Phase 1 Study under the oversight of the JSC under the Master Collaboration Agreement until completion of such initial Phase 1 Study. In the event Bluebird continues to be responsible for the performance of such initial Phase 1 Study, Bluebird will be responsible for the costs of performing such initial Phase 1 Study on the terms set forth in the Master Collaboration Agreement.
2.2    Regulatory. Subject to the last sentence of Section 2.1, (a) as of and after the License Agreement Effective Date, Celgene will lead and have sole control of all efforts with Regulatory Authorities regarding the Development and Commercialization of Elected Candidate and Licensed Product in the Field worldwide, including taking full responsibility for preparing and filing the relevant Regulatory Filings and seeking Regulatory Approval and (b) promptly following the License Agreement Effective Date, Bluebird will, at Celgene’s expense, assign to Celgene all Regulatory Filings with respect to Elected Candidate and Licensed Product. For clarity, in the event Bluebird continues to be responsible for the performance of an initial Phase 1 Study following the License Agreement Effective Date in accordance with Section 2.1, Bluebird will retain ownership of any Regulatory Filings (including the IND) for Optioned Candidate until completion of such initial Phase 1 Study. In the event of failure to assign such Regulatory Filings to Celgene, Bluebird hereby consents and grants to Celgene the right to access and reference (without any further action required on the part of Bluebird, whose authorization to file this consent with any Regulatory Authority is hereby granted) any such Regulatory Filing.
2.3    Technical Assistance. During the Collaboration Program Term, Bluebird will reasonably cooperate with Celgene to provide all technical assistance, and to transfer to Celgene any additional Know-How licensed to Celgene under Section 3.1, requested by Celgene to facilitate the transfer of Development efforts related to Elected Candidate and Licensed Product. Such cooperation will include providing Celgene with reasonable access by teleconference or in-person at Bluebird’s facilities to Bluebird personnel involved in the research and Development of Elected Candidate to provide Celgene with a reasonable level of technical assistance and consultation in connection with the transfer of such Know-How. Following the Collaboration Program Term, Bluebird will reasonably cooperate with Celgene to provide reasonable amounts of technical assistance, including to transfer to Celgene any additional Know-How licensed to Celgene under Section 3.1, with respect to Elected Candidate or Licensed Product as reasonably requested by Celgene with reasonable advance notice to Bluebird. Any dispute with respect to the amount and completeness of the technical assistance and cooperation to be provided by Bluebird under this Section 2.3 will be referred to and finally resolved by binding arbitration by a mutually agreeable, disinterested, conflict-of-interest-free individual not affiliated or consulting with either Party. Any such arbitration will be conducted under the then-current rules of the American Arbitration Association.
2.4    Manufacture and Supply.
(a)    Manufacturing. Subject to Section (b), Celgene will be solely responsible for, and will bear all the costs and expenses of, Manufacturing and supplying all Elected Candidate and Licensed Product for Development and Commercialization in the Field worldwide
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and, subject to Section 2.4(c), Celgene will purchase Vector Supply from Bluebird or its designee for such purpose.
(b)    Vector Supply. Bluebird will have the sole right to Manufacture or have Manufactured Vector Supply, and Celgene will have no rights with respect thereto except as provided in Section 2.4(c)(iv). Except as provided in Section 2.4(c)(iv) or in the Manufacturing and Supply Agreement, neither Celgene nor any Affiliate of Celgene (nor any others on behalf of or under license or sublicense from Celgene or any of its Affiliates) will Manufacture (i) any Vector and associated Payload for Licensed Product or (ii) Licensed Product, except for the Manufacture of Licensed Product using Vector Supply supplied by or on behalf of Bluebird. Except as provided in Section 2.4(c)(iv) or in the Manufacturing and Supply Agreement, Celgene and its Affiliates and Sublicensees will purchase all Vector Supply exclusively from Bluebird or its designee.
(c)    Vector Supply Terms.
(i)    Except as provided otherwise in this Section 2.4(c) or in the Manufacturing and Supply Agreement, Bluebird and its Affiliates will Manufacture, or cause a Third Party to Manufacture, all Vector Supply for all Elected Candidate and Licensed Product required for clinical Development and Commercialization in the Field worldwide, and will have the right to make all necessary decisions regarding arrangements with Third Party manufacturers, provided that Bluebird will reasonably consult with Celgene with respect to all such arrangements and obtain Celgene’s prior written consent, which will not be unreasonably withheld, conditioned or delayed. [***]
(ii)    The Parties will enter into a “Manufacturing and Supply Agreement,” between each other or among the Parties and an Affiliate or a Third Party, covering Vector Supply as soon as reasonably practicable after the License Agreement Effective Date, which agreement will be consistent with and supersede the terms of this Section 2.4(c) and will otherwise be subject in all respects to the terms and conditions of this License Agreement.
(iii)    The cost to Celgene of Vector Supply will equal [***] of Bluebird’s Fully Burdened Manufacturing Cost for such Manufacture, plus [***] unless otherwise agreed by the Parties in writing.
(iv)    The Manufacturing and Supply Agreement will include the terms set forth in Appendix I, including terms permitting Celgene to establish “back-up” and/or “second source” rights for Vector Supply and license grants from Celgene to Bluebird under the Celgene Licensed Product IP and Celgene Licensed Product In-Licensed IP to the extent necessary or useful for Bluebird to Manufacture Vector Supply. [***]
(v)    At Celgene’s request, Bluebird will cooperate with Celgene’s reasonable requests, at Celgene’s cost and expense, to engage in a technology transfer to allow Celgene, in accordance with Section 2.4(c)(iv), to Manufacture Vector Supply (through the first commercial batch of Vector Supply) itself or by through its designated
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Third Party manufacturer, by transferring all Know-How, Materials, technology and trade secrets Controlled by Bluebird or its Affiliates that are necessary to Manufacture Vector Supply, thereby enabling Celgene (or such Third Party) to Manufacture the Vector Supply.
(vi)    Any purchase of Vector Supply from Bluebird or its designee will expressly not include any license rights to any Know-How or Patents, but instead all licenses (implied, by exhaustion or otherwise) will arise under Section 3.1, if and as applicable.
(vii)    For the purpose of this License Agreement, certain words and phrases (and their correlatives) relating to Manufacturing will have the meanings set forth on Appendix I.
2.5    Celgene Diligence. Celgene, directly or through one or more of its Sublicensees, will use Commercially Reasonable Efforts: (a) to Develop Licensed Product in the Field and to obtain Regulatory Approvals therefor; and (b) to Commercialize Licensed Product in the Field after obtaining such Regulatory Approval, in each country worldwide where Commercializing Licensed Product would be warranted by using Commercially Reasonable Efforts.
2.6    Annual Update Meetings. At least once during each consecutive twelve (12)-month period from the License Agreement Effective Date until the earlier of first approval of a BLA for Licensed Product by the FDA or first approval of an MAA for Licensed Product by the EMA, within thirty (30) days of Bluebird’s written request, the Parties will meet in person at a U.S. site of Celgene for Celgene to provide Bluebird with an update on the Development of Licensed Product by Celgene and its Sublicensees. During such meeting, Celgene will disclose to Bluebird all material information regarding such Development.
2.7    Reports by Celgene. Celgene will prepare and maintain, and will cause its Sublicensees to prepare and maintain, reasonably complete and accurate records regarding the Development of Elected Candidate and Licensed Product, and Commercialization of Licensed Product worldwide after Regulatory Approval therefor. Celgene will provide to Bluebird a reasonably detailed report regarding such efforts at least once every twelve (12)-month period from the License Agreement Effective Date. Such report will contain sufficient detail to enable Bluebird to assess Celgene’s compliance with its Development and Commercialization obligations in Section 2.5, including information with respect to the following: (a) the design, status and results of any animal studies and clinical trials for Licensed Product; (b) any regulatory milestones, and any Regulatory Approvals achieved, for Licensed Product; and (c) activities with respect to selling, promoting, supporting, detailing and marketing of Licensed Product. In addition to the foregoing, Celgene will provide Bluebird with such additional information regarding any such activities as Bluebird may reasonably request from time to time.
2.8    Applicable Bluebird In-Licenses and Other IP.
(a)    Maintenance of Applicable Bluebird In-Licenses. Bluebird (i) will duly perform and observe all of its obligations under the Applicable Bluebird In-Licenses in all
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material respects and maintain in full force and effect the Applicable Bluebird In-Licenses, and (ii) will not, without Celgene’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), (A) amend, modify, restate, cancel, supplement or waive any provision of any Applicable Bluebird In-License, or grant any consent thereunder, or agree to do any of the foregoing, or (B) exercise any right to terminate any Applicable Bluebird In-License in each case ((A) and (B)) that would reasonably be expected to adversely affect in any respect the rights of Celgene under this License Agreement, provided that Bluebird will provide prior written notice to Celgene of all of the foregoing notwithstanding whether or not any of the foregoing would reasonably be expected to adversely affect in any respect the rights of Celgene under this License Agreement. Bluebird will provide Celgene with written notice as promptly as practicable (and in any event within five (5) business days) after becoming aware of any of the following: (I) any material breach or default by Bluebird or any of its Affiliates of any covenant, agreement or other provision of any Applicable Bluebird In-License, (II) any notice or claim from the counterparty to any Applicable Bluebird In-License terminating or providing notice of termination of any Applicable Bluebird In-License, (III) any notice or claim alleging any breach of default under any Applicable Bluebird In-License, or (IV) the existence of any facts, circumstances or events which alone or together with other facts, circumstances or events could reasonably be expected (with or without the giving of notice or passage of time or both) to give rise to a breach of or default under or right to terminate any Applicable Bluebird In-License. If Bluebird fails to pay any amounts due under any Applicable Bluebird In-License and if such nonpayment would permit the counterparty to such Applicable Bluebird In-License to terminate or suspend the same or any rights thereunder, Celgene will have the right, but not the obligation, in its sole discretion, to pay such amounts on Bluebird’s behalf, and any amounts so paid by Celgene may be taken by Celgene as a credit against any amounts payable to Bluebird under this License Agreement.
(b)    [***]
(c)    Applicable Bluebird In-License Requirements. Celgene will abide, and will cause all its Affiliates and applicable Sublicensees to abide, by all requirements of each Applicable Bluebird In-License in all material respects (and in any case in all respects in the case that failure to so abide would result in a breach under the Applicable Bluebird In-License), to the extent applicable to Sublicensees thereunder and to the extent disclosed by Bluebird to Celgene, with the understanding that disclosure by Bluebird of any Applicable Bluebird In-License to Celgene will be deemed disclosure of such requirements of such Applicable Bluebird In-License to Celgene. In the event of a termination of any Applicable Bluebird In-License, Bluebird agrees, to the extent requested by Celgene, to reasonably assist Celgene in securing a direct license from the applicable licensor under any Patents, Materials and Know-How that was licensed to Bluebird and sublicensed to Celgene hereunder prior to such termination. In addition, Bluebird agrees, if requested by Celgene, to reasonably assist Celgene in securing a standby license from the applicable licensor under any Patents, Materials and Know-How that are licensed to Bluebird and sublicensed to Celgene.
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3.    License Grants.
3.1    License by Bluebird. Subject to the terms and conditions of this License Agreement, Bluebird hereby grants to Celgene a worldwide, exclusive (even as to Bluebird) license, with the right to sublicense only as permitted by Section 3.4, under Licensed IP, to Develop Elected Candidate and to Develop and Commercialize Licensed Product. Further, (a) the license to Commercialize granted in this Section 3.1 will cover only the sale and offer for sale of Licensed Product in finished form and not the sale or offer for sale of Vectors (other than as and to the extent incorporated in the Licensed Product), and (b) rights to Manufacture Vectors and associated Payloads are included within the scope of the license granted to Celgene under this Section 3.1, which rights are subject to the terms and conditions of Section 2.4(c).
3.2    Additional IP; Other In-Licenses.
(a)    Additional IP. Except as set forth in Section 3.2(b), Celgene may, on or after the License Agreement Effective Date, elect to include within the scope of the Licensed IP any Know-How, Material, Patent, Regulatory Data, Regulatory Filings or Regulatory Approvals (“Additional IP”), that would be Controlled by Bluebird but for required payments of Additional Payments to a Third Party, by (i) providing notice to Bluebird of same and (ii) agreeing to pay and in fact paying all Additional Payments with respect to Celgene’s access or license to such Additional IP. Following Bluebird’s receipt of such notice and subject to Celgene’s performance of its obligations to pay any Additional Payments with respect to Celgene’s access or license to such Additional IP, such Additional IP will be deemed Licensed IP hereunder. For avoidance of doubt, this Section 3.2(a) does not apply to Know-How, Materials, Patents, Regulatory Data, Regulatory Filings or Regulatory Approvals licensed to Bluebird under the Applicable Bluebird In-Licenses, all of which are deemed Controlled by Bluebird notwithstanding this Section 3.2(a).
(b)    Other In-Licenses. Celgene may, on or after the License Agreement Effective Date, elect to convert any Other In-License to an Applicable New In-License by providing notice to Bluebird of same. Upon Bluebird’s receipt of such notice, such Other In-License will be an Applicable New In-License hereunder, Appendix B will automatically be updated to include such New In-License and the provisions of this License Agreement applicable to New In-Licenses, including Section 4.1(b), will apply with respect to such New In-License.
3.3    Sublicensing Rights.
(a)    Transfer. The licenses granted in Sections 3.1 are transferable only upon a permitted assignment of this License Agreement in accordance with Section 11.12.
(b)    Celgene Sublicenses. The license granted in Section 3.1 may be sublicensed, in full or in part, by Celgene by a written agreement to its Affiliates and Third Parties (with the right to sublicense through multiple tiers), provided, that as a condition precedent to and requirement of any such sublicense:
(i)    Celgene will provide Bluebird with a copy of any sublicense agreement with a non-Affiliated Sublicensee within thirty (30) days of execution thereof,
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and to the extent permitted under any Applicable Bluebird In-License, such sublicense agreement may be redacted as necessary to protect commercially sensitive information;
(ii)    Celgene will be responsible for any and all obligations of such Sublicensee as if such Sublicensee were “Celgene” hereunder; and
(iii)    Any such Sublicensee will agree in writing to be bound by substantially identical obligations as Celgene hereunder with respect to the activities of such Sublicensee hereunder (and not with respect to the activities of any other), including Know-How disclosure obligations Celgene has to Bluebird hereunder with respect to the activities of such Sublicensee hereunder (but excluding payment obligations).
3.4    Exclusivity.
(a)    During the License Agreement Term, neither Party nor its Affiliates (nor any others on behalf of or with, or under license (including a covenant not to sue) or sublicense from, such Party or any its Affiliates) will research, Develop, Manufacture or Commercialize any actual or potential products (including Vectors and associated Payloads) to be used in the Field (which, for the purposes of this Section 3.4, will include all indications and will not be limited to cancer) that specifically target the Target Antigen, other than pursuant to this License Agreement (which includes, for avoidance of doubt, research, Development, Manufacture and Commercialization of improved and modified versions of the Licensed Product by Celgene) or any other Development & Commercialization Agreement (which includes, for avoidance of doubt, research, Development, Manufacture and Commercialization of improved and modified versions of the Licensed Product by Celgene).
(b)    Notwithstanding Section 3.4(a), if (i) a Business Combination occurs with respect to either Party with a Third Party or (ii) a Party acquires a Third Party (including by a merger or consolidation) so that such Third Party becomes an Affiliate over which the acquiring Party has control (as defined in the definition of Affiliate), or (iii) a Party acquires all or substantially all of the assets of a Third Party (including any subsidiaries or divisions thereof) (each of (i), (ii) and (iii), a “Business Acquisition”; such Party, the “Business Party”), and, in each case, the Third Party (or any of such Third Party’s Affiliates or any successors or assigns of such Third Party or such Third Party’s Affiliates, other than the Business Party and its Affiliates as of the Business Acquisition) (A) already has, or the acquired assets contain, as applicable, a program that existed prior to, or was planned prior to and is demonstrably to be implemented shortly after, the Business Acquisition or (B) initiates and pursues a new program following such Business Acquisition, in each case that would otherwise violate Section 3.4(a) (a “Business Program”), then such Third Party (or any of such Third Party’s Affiliates or any successors or assigns of such Third Party or such Third Party’s Affiliates, other than the Business Party and its Affiliates as of the Business Acquisition), as applicable, will be permitted to initiate, pursue and continue such Business Program after such Business Acquisition and such initiation, pursuit and continuation will not constitute a violation of Section 3.4(a); provided however that (I) none of the Licensed IP, or other Patents, Materials or Know-How Controlled by the other Party and, in each case, licensed to the Business Party will be used in the Business Program, and (II) the
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research or Development activities required under this License Agreement will be conducted separately from any research or Development activities directed to such Business Program, including the maintenance of separate lab notebooks and records (password-protected to the extent kept on a computer network) and separate personnel working on each of the activities under this License Agreement and the activities covered under such Business Program. [***]
3.5    Contract Manufacturers. Subject to the terms and conditions of this License Agreement, either Party will have the right to appoint by a written agreement “contract manufacturers”, meaning any Third Party or Affiliate of such Party that manufactures Licensed Product (or components therefor, including for Bluebird, Vectors and associated Payloads) for re-sale, but who itself is not a “Sublicensee” hereunder and thereby exercises “have made” rights granted by the other Party hereunder, as well as “contract research organizations” and other providers performing services on Celgene’s behalf, none of which will be deemed a “Sublicensee” hereunder. Each Party will be responsible for any such contract manufacturer, contract research organization or service provider hereunder, and further will require any such contract manufacturer, contract research organization or service provider to agree in writing to comply with Sections 3.6 and 8.
3.6    No Implied Rights. No license, sublicense or other right is or will be created or granted hereunder by implication, estoppel or otherwise. Any licenses, sublicenses or rights will be granted only as expressly provided in this License Agreement. Celgene will not practice or otherwise use any Licensed IP other than in accordance with the licenses granted in Section 3.1.
3.7    Section 365(n) of the Bankruptcy Code. All rights and licenses granted pursuant to any section of this License Agreement are, and will be deemed to be, rights and licenses to “intellectual property” (as defined in Section 101(35A) of title 11 of the United States Code and of any similar provisions of applicable Laws under any other jurisdiction (the “Bankruptcy Code”)). Bluebird agrees that Celgene, as a licensee of rights and licenses under this License Agreement, will retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against Bluebird under the Bankruptcy Code or analogous provisions of applicable Law outside the United States, Celgene will be entitled to a complete duplicate of (or complete access to, as appropriate) any intellectual property licensed to Celgene and all embodiments of such intellectual property, which, if not already in Celgene’s possession, will be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon Celgene’s written request therefor, unless Bluebird elects to continue to perform all of its obligations under this License Agreement or (b) if not delivered under clause (a), following the rejection of this License Agreement by Bluebird in the bankruptcy proceeding upon written request therefor by Celgene.
4.    Payments and Royalties.
4.1    Applicable Bluebird In-Licenses and Celgene Licensed Product In-Licenses.
(a)    Applicable Pre-Existing In-Licenses. If any In-License Payment becomes due under any Applicable Pre-Existing In-License during the License Agreement Term, Bluebird
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will pay same, provided that Celgene will reimburse Bluebird for any such In-License Payment within thirty (30) days of Celgene’s receipt of Bluebird’s written invoice therefor, which In-License Payment (other than payments that are royalties) will not exceed [***], and subject to Section 6.1.
Any such reimbursement by Celgene to Bluebird (i) is in addition to and not in lieu of the other payments required by this Section 4 and (ii) will not be subject to Section 4.3(d).
(b)    Applicable New In-Licenses. Celgene may elect to take a sublicense under any New In-License of Bluebird and its Affiliates and upon such election, such New In-License will be an Applicable New In-License hereunder for all purposes. For the purposes of determining the Parties’ respective payment obligations, all Applicable New In-Licenses as of and following the License Agreement Effective Date will be listed on Appendix B. If any In-License Payment becomes due under any Applicable New In-License during the License Agreement Term, Bluebird will pay same and, subject to Section 6.1, Celgene will reimburse Bluebird for (i) [***] of such payment that are royalties, which royalties will be subject to Section 4.3(d), and (ii) [***] of such payment that are not royalties, in each case ((i) and (ii)) within thirty (30) days of receipt of Bluebird’s written invoice therefor. If Celgene elects to convert an Other In-License to an Applicable New In-License pursuant to Section 3.2(b), Celgene will reimburse Bluebird for [***] of any In-License Payments that became due under such Applicable New In-License during the License Agreement Term to the same extent as if such Applicable New In-License was designated as such as of the License Agreement Effective Date, including with respect to applicable Patent Costs in accordance with Section 6.1, provided that Bluebird provides Celgene with a reasonable accounting of same. If any In-License Payments are royalties due under any Applicable New In-License during the License Agreement Term, such royalties will be subject to Section 4.3(d). To the extent that any grant of a sublicense by Celgene or any Sublicensees under an Applicable New In-License triggers a payment obligation under such Applicable New In-License, Bluebird will pay same and Celgene will reimburse Bluebird for [***] of such payment within thirty (30) days of receipt of Bluebird’s written invoice therefor.
(c)    Celgene Licensed Product In-Licenses. If any payments become due under any Celgene Licensed Product In-License with respect to the Licensed Product, Bluebird will be responsible for [***] of such payments as provided in Section 4.1(e) of the Master Collaboration Agreement, provided that if any such payments are royalties, such royalties will be subject to Section 4.3(d).
4.2    Milestone Payments. Celgene will make milestone payments (each, a “Milestone Payment”) to Bluebird upon the occurrence of each of the milestones events (each, a “Milestone Event”) as set forth below in this Section 4.2. Each of the Milestone Payments will be payable to Bluebird by Celgene within forty-five (45) days of the achievement of the specified Milestone Event, and such payments when owed or paid will be non-refundable and non-creditable, and not subject to set-off, except as otherwise set forth in Sections 2.8(a), 10.3(c) and 10.6 hereof, and Sections 4.1(e), 4.3 and 10.6 of the Master Collaboration Agreement. Except with respect to Modified Licensed Products, each of the Milestone Payments are payable only once in total
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under this License Agreement, whether achieved by one or more Licensed Products. Notwithstanding the foregoing, Bluebird will be entitled to receive [***] of the Milestone Payments below, other than the Milestone Payment for the first Milestone Event (i.e., [***].

Milestone Event	Milestone Payment
[***]
[***]
4.3    Royalties.
(a)    Rates. Subject to the remainder of this Section 4.3, Celgene will pay to Bluebird running royalties, on a Licensed Product-by-Licensed Product basis, based on the total aggregate annual Net Sales worldwide by Selling Parties of such Licensed Product in a given calendar year at the following royalty rates:

Annual Worldwide Net Sales of each Licensed Product	Royalty Rate
[***]
By way of example, in a given calendar year, if the aggregate annual worldwide Net Sales for a Licensed Product is [***], the following royalty payment would be payable for those Net Sales under this Section 4.3(a): [***].
(b)    Royalty Term. Royalties under Section 4.3(a) will be payable, on a Licensed Product-by-Licensed Product and country-by-country basis, on the Net Sales of any Licensed Product if at least one of the following two (2) conditions apply: [***]
(c)    Royalty Reduction. If Licensed Product is royalty-bearing only on account of Section 4.3(b)(ii), then the royalty rates set forth in Section 4.3(a) with respect to Net Sales attributable to Licensed Product will be reduced by [***].
(d)    Third Party Royalty Payments. If Celgene or its Sublicensee, in its reasonable judgment, is required to obtain a license from any Third Party under any Patent Covering Licensed Product in order to Develop or Commercialize such Licensed Product, and if Celgene (or its Sublicensee) is required to pay to such Third Party under such license any royalties, and the infringement of such Patent cannot reasonably be avoided by Celgene (or its Sublicensee), or if Celgene (or its Sublicensee) is required by a court of competent jurisdiction to pay royalties or lost profits to such a Third Party (and the infringement of such Patent cannot reasonably be avoided), then the amount of Celgene’s royalty obligations under this Section 4.3 will be reduced by [***] of the amount of such royalties paid to such Third Party, provided however, that the royalties payable under Section 4.3(a) will not be reduced in any such event below [***] of the amounts set forth in Section 4.3(a) (but as may be further reduced pursuant to Section 4.3(c) or Section 4.3(e)) for each royalty tier. Any royalties payable under any Applicable Pre-Existing In-Licenses may not be deducted under this Section 4.3(d) from royalties owed to Bluebird. Any royalties payable under any Applicable New In-Licenses and
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Celgene Licensed Product In-Licenses may be deducted under this Section 4.3(d) from royalties owed to Bluebird. Celgene (or its Sublicensee) will use its commercially reasonable efforts to minimize the amount of any of the foregoing payments owed to Third Parties. Prior to Celgene or its Sublicensee exercising its reasonable judgment under this Section 4.3(d), Celgene will provide Bluebird with written notice of a potential need to obtain any license from Third Parties. The Parties will discuss the best course of action to resolve such potential license requirement(s).
(e)    [***]
(f)    Additional Royalty Provisions. The royalties payable under Section 4.3(a) will be subject to the following:
(i)    only one (1) royalty will be payable hereunder with respect to each Licensed Product unit;
(ii)    royalties when owed or paid hereunder will, except as provided in Section 4.3(d), be non-refundable and non-creditable and not subject to set-off (except as otherwise provided in Sections 2.8(a), 10.3(c) and 10.6 hereof, Section 17.6 of any Co-Development, Co-Promote and Profit Share Agreement, and Sections 4.1(e), 4.3 and 10.6 of the Master Collaboration Agreement); and
(iii)    except as expressly set forth in Sections 4.3(c), 4.3(d) and 4.3(e), no other royalty deductions are permitted hereunder.
4.4    Payment Terms. [***]
Mutual Convenience of the Parties. The royalty and other payment obligations set forth hereunder have been agreed to by the Parties for the purpose of reflecting and advancing their mutual convenience, including the ease of calculating and paying royalties and other amounts to Bluebird.
5.    Ownership and Inventorship of IP.
5.1    Solely-Owned IP. Subject to Section 5.2, as between the Parties, each Party will own and retain all right, title and interest in and to any and all Know-How and Patents arising therefrom that are discovered, created, conceived, developed or reduced to practice solely by or on behalf of such Party under or in connection with this License Agreement, including as part the Celgene Development & Commercialization Program (“Solely Owned IP”). Subject to the licenses hereunder and the other terms and conditions of this License Agreement, each Party will be solely responsible for the Prosecution and Maintenance, and the enforcement and defense, of any Patents within its Solely Owned IP, and the other Party will have no rights with respect thereto.
5.2    Joint IP. The Parties will jointly own any and all Know-How and Patents arising therefrom that are discovered, created, conceived, developed or reduced to practice jointly by or on behalf of the Parties, under or in connection with this License Agreement, including as part of the Celgene Development & Commercialization Program (“Joint IP”). Each Party will have an
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undivided one-half interest in and to Joint IP. Each Party will exercise its ownership rights in and to such Joint IP, including the right to license and sublicense or otherwise to exploit, transfer or encumber its ownership interest, without an accounting or obligation to, or consent required from, the other Party, but subject to the licenses hereunder and the other terms and conditions of this License Agreement, including Section 3.4. At the reasonable written request of a Party, the other Party will in writing grant such consents and confirm that no such accounting is required to effect the foregoing regarding Joint IP. Each Party, for itself and on behalf of its Affiliates, licensees and Sublicensees, and employees, subcontractors, consultants and agents of any of the foregoing, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), to the other Party a joint and undivided interest in and to all Joint IP. The Prosecution and Maintenance, and the enforcement and defense, of any Patents within Joint IP will be jointly managed by the Parties on mutually agreeable terms to be entered into by the Parties at the time any such Patents are first filed, provided that (a) all recoveries and Patent Costs arising from the enforcement or defense of any Patents within Joint IP, absent further agreement, will be shared by the Parties in accordance with Section 7.2(e) (provided that sufficient advance written notice of any such Patent Costs is given to the Party not incurring same) and (b) Patent Costs incurred in connection with the Prosecution and Maintenance of Patents within Joint IP will be apportioned as set forth in Sections 6.1 and 6.3, provided that in each case ((a) and (b)), if either Party elects not to pay any such Patent Costs for any such Patent, the Parties will meet and agree upon an equitable way to treat such Patent.
5.3    Inventorship. Inventorship determination for all Patents worldwide arising from any Know-How created, conceived or developed by or on behalf of the Parties under or in connection with this License Agreement and thus the ownership thereof will be made in accordance with applicable United States patent Laws.
5.4    Allocation. Notwithstanding Sections 5.1 - 5.3, the Patent Committee may allocate ownership of a particular item of intellectual property to improve the prospects of obtaining patent protection with respect to such item of intellectual property, even if such allocation is not in accordance with the terms of Sections 5.1 - 5.3, so long as the Parties mutually agree to such allocation.
6.    Patent Prosecution and Maintenance.
6.1    Generally. Subject to Sections 6.2 and 6.3, Bluebird will have the sole right to Prosecute and Maintain Patents within the Licensed IP. Bluebird will use commercially reasonable efforts to, where applicable and upon Celgene’s reasonable request, separate parent Patent applications within the Licensed IP into one or more separate Patent applications for Specific Patents, to the extent permitted under applicable Law, where doing so would not reasonably be expected to materially harm any Patent within the Licensed IP or other Patents owned by Bluebird or its Affiliates, provided that the foregoing limitation will not apply to Licensed IP that is Collaboration IP. [***]
6.2    Celgene Input. Bluebird will regularly provide Celgene with copies of all applications for Patents within the Licensed IP, and all other material submissions and
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correspondence with any patent authorities regarding such Patents, in sufficient time to allow for review and comment by Celgene. In addition, Bluebird will provide Celgene and its counsel with an opportunity to consult with Bluebird and its counsel regarding Prosecution and Maintenance of any such Patents in the Field, and Bluebird will consider in good faith all comments timely made by Celgene and its counsel. In the event of any disagreement between any of Bluebird or Celgene, Bluebird will have the final decision-making authority with respect to the matter involved as long as Bluebird acts in good faith.
6.3    Specific Patents. For any Patent within the Licensed IP [***] (each “Specific Patent”), the following will apply: upon Celgene’s written request, and provided that Bluebird reasonably agrees with Celgene that the following Prosecution and Maintenance activities would not materially harm any other Patent within the Licensed IP or other Patents owned by Bluebird or its Affiliates (other than Collaboration IP), Celgene will control the Prosecution and Maintenance of the Specific Patents, and notwithstanding anything in Section 6.1 to the contrary, Celgene will be solely responsible for the payment of all related Patent Costs. In addition, Celgene will provide Bluebird and its counsel with an opportunity to consult with Celgene and its counsel regarding Prosecution and Maintenance of any such Specific Patents, and Celgene will include or reflect all reasonable comments timely made by Bluebird and its counsel. Celgene acknowledges and agrees that Bluebird may grant similar rights to other exclusive Third Party licensees under any Patent within the Licensed IP that has claims Covering only a product that is not a Licensed Product (or its manufacture or use) and no other product (or its manufacture or use), other than Specific Patents. If the Parties cannot agree whether or not any Patent within the Licensed IP is a Specific Patent, or if Bluebird claims that the foregoing Prosecution and Maintenance activities would materially harm any other Patent within the Licensed IP or other Patents owned by Bluebird or any of its Affiliates, either of the Parties may refer such dispute to a mutually agreeable, disinterested, conflict-of-interest-free individual not affiliated or consulting with either Party and who has at least fifteen (15) years of patent prosecution experience in the pharmaceutical field. Any such arbitration will be conducted under the then-current rules of the American Arbitration Association, and the decision of the arbitrator will be final.
6.4    Election Not to Prosecute or Maintain or Pay Patent Costs. If Bluebird elects not (a) to Prosecute or Maintain any Patents within the Licensed IP in any particular country before the applicable filing deadline or continue such activities once filed in a particular country, or (b) to pay the Patent Costs associated with Prosecution or Maintenance of any Patents within the Licensed IP, then in each such case Bluebird will so notify Celgene, promptly in writing and in good time to enable Bluebird to meet any deadlines by which an action must be taken to preserve such Patent in such country, if Celgene so requests. Upon receipt of each such notice by Bluebird, Celgene will have the right, but not the obligation, to notify Bluebird in writing on a timely basis that Celgene will assume control of the Prosecution or Maintenance of such Patent, and bear the Patent Costs thereafter incurred by Celgene with respect thereto. In addition, Celgene will provide Bluebird and its counsel with an opportunity to consult with Celgene and its counsel regarding Prosecution and Maintenance of any such Patents, and Celgene will include or reflect all reasonable comments timely made by Bluebird and its counsel. If after making such
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election, Celgene elects not to pay the Patent Costs associated with Prosecution or Maintenance of any such Patent, then in each such case Celgene will so notify Bluebird and on the ninetieth (90th) day after Bluebird’s receipt of such notice such Patent will no longer be licensed to Celgene hereunder and will no longer be included within the “Licensed IP” hereunder.
6.5    Third Party Rights. To the extent that a Third Party licensor of Bluebird has retained any right to Prosecute or Maintain any Patent within the Licensed IP licensed to Celgene hereunder (including pursuant to an Applicable Bluebird In-License), or otherwise be involved in such activities, Bluebird will use commercially reasonable efforts to cause such Third Party licensor to take the actions specified by this Section 6 (including Sections 6.6 and 6.7) in a manner consistent with the in-license applicable thereto, but Bluebird will not be deemed to be in breach of its obligations under this Section 6 if, after using such commercially reasonable efforts, it is unable to comply with such obligations because of actions taken or not taken by such Third Party licensor.
6.6    Patent Extensions. Subject to the remainder of this Section 6.6, if any election for patent term restoration or extension, supplemental protection certificate or any of their equivalents may be made with respect to any Patent within the Licensed IP, after consultation with Celgene, the Parties will discuss and seek to reach mutual agreement whether or not to take such action. If the Parties are not able to reach mutual agreement, (a) Celgene will have the sole right to make the final decision whether or not to seek such patent term restoration or extension, supplemental protection certificate or any of their equivalents with respect to Specific Patents and Patents within the Collaboration IP licensed to Celgene hereunder and (b) Bluebird will have the sole right to make the final decision whether or not to seek such patent term restoration or extension, supplemental protection certificate or any of their equivalents with respect to all other Patents within the Licensed IP.
6.7    Regulatory Exclusivity Periods. With respect to any Patent listings required for any Regulatory Exclusivity Periods for Product, the Parties will mutually agree on which Patents within the Licensed IP to list, provided that if the Parties are not able to agree, Celgene will have the right to make the final decision, and provided further that the exercise of such right by Celgene will not increase or otherwise change the rights or obligations of the Parties hereunder.
6.8    Cooperation. Each Party will reasonably cooperate with the other Party in the Prosecution and Maintenance of Patents within the Licensed IP. Such cooperation includes promptly executing all documents, or requiring inventors, subcontractors, employees and consultants and agents of Celgene and Bluebird and their respective Affiliates and Sublicensees to execute all documents, as reasonable and appropriate so as to enable the Prosecution and Maintenance of any such Patents in any country.
6.9    Patent Marking. Celgene will mark, and will cause all other Selling Parties to mark, Product with all Patents within the Licensed IP in accordance with applicable Law, which marking obligation will continue for as long as (and only for as long as) required under applicable Law.
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6.10    Common Interest Disclosures. With regard to any information or opinions disclosed pursuant to this License Agreement by one Party to the other Party regarding Prosecution and Maintenance of Patent within the Licensed IP, or enforcement of intellectual property and/or technology by or against Third Parties, Bluebird and Celgene agree that they have a common legal interest in determining the ownership, scope, validity and/or enforcement of the Licensed IP, and whether, and to what extent, Third Party intellectual property rights may affect the conduct of the Development and Commercialization of any Licensed Product, and have a further common legal interest in defending against any actual or prospective Third Party claims based on allegations of misuse or infringement of intellectual property rights relating to the Development or Commercialization of any Licensed Product. Accordingly, the Parties agree that all such information and materials obtained by the Parties from each other will be used solely for purposes of the Parties’ common legal interests with respect to the conduct of the Agreement. All such information and materials will be treated as protected by the attorney-client privilege, the work product privilege, and any other privilege or immunity that may otherwise be applicable. By sharing any such information and materials, neither Party intends to waive or limit any privilege or immunity that may apply to the shared information and materials. Neither Party will have the authority to waive any privilege or immunity on behalf of the other Party without such other Party’s prior written consent, nor will the waiver of privilege or immunity resulting from the conduct of one Party be deemed to apply against any other Party. This Section 6.10 will be subject to any right granted by either Party to any Third Party, provided that the grant of such right to such Third Party does not conflict with the other Party’s rights or the first Party’s obligations under this License Agreement.
7.    Patent Enforcement and Defense.
7.1    Notice. Each Party will promptly notify, in writing, the other Party upon learning of any actual or suspected Competitive Infringement of any Patents within the Licensed IP by a Third Party, or of any claim of invalidity, unenforceability, or non-infringement of any Patents within the Licensed IP, and will, along with such notice, supply the other Party with any evidence in its possession pertaining thereto. For purposes of this License Agreement, “Competitive Infringement” means any allegedly infringing activity in the Field (which, for the purposes of this definition, will include all indications and will not be limited to cancer) with respect to a Patent within the Licensed IP, which activity (a) falls within the scope then in effect of the licenses granted by Bluebird to Celgene as set forth in Sections 3.1, (b) is subject to Section 7.2(f), or (c) would be competitive with a Licensed Product and targets the same Target Antigen as such Licensed Product.
7.2    Enforcement and Defense. [***]
7.3    Third Party Rights. To the extent that a Third Party licensor of Bluebird has retained any right to (a) defend against a declaratory judgment action or other action challenging any Patents within the Licensed IP, (b) seek to abate any Competitive Infringement of the Patents within the Licensed IP by a Third Party, or (c) take any other actions described in Section 7.2(f) for any Patent within the Licensed IP licensed to Celgene hereunder (including pursuant to an Applicable Bluebird In-License), or otherwise be involved in such activities, Bluebird will use
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commercially reasonable efforts to cause such Third Party licensor to take the actions specified by this Section 7.3 in a manner consistent with the in-license applicable thereto, but Bluebird will not be deemed to be in breach of its obligations under this Section 7.3 if, after using such commercially reasonable efforts, it is unable to comply with such obligations because of actions taken or not taken by such Third Party licensor.
8.    Confidentiality.
The Parties acknowledge and agree that terms of this License Agreement and all Materials, ideas and information of any kind, whether in written, oral, graphical, machine-readable or other form, whether or not marked as confidential or proprietary, which are transferred, disclosed or made available by a Party or at the request of a Party, including any of the foregoing of Third Parties, will be subject to the provisions of Section 10 of the Master Collaboration Agreement. The Parties agree to issue the joint press release on Appendix E promptly following the License Agreement Effective Date. A redacted version of this License Agreement will be agreed to by the Parties and shall be consistent with the corresponding redacted version of this License Agreement in such manner as is provided in Section 8.3 of the Master Collaboration Agreement.
9.    Warranties; Limitations of Liability; Indemnification.
9.1    Representations and Warranties. Each Party represents and warrants to the other as of the License Agreement Effective Date that it has the legal right and power to enter into this License Agreement, to extend the rights and licenses granted or to be granted to the other in this License Agreement, and to fully perform its obligations hereunder.
9.2    Additional Representations and Warranties of Bluebird. Except as set forth in Schedule 9.2, Bluebird represents and warrants to Celgene that, as of the License Agreement Effective Date:
(a)    Licensed IP. Appendix F sets forth a complete and accurate list of all Patents included in the Licensed IP, indicating the owner, licensor and/or co-owner(s), if applicable, and, for any Elected Candidate and Licensed Product-relevant subject matter or Materials, if no Patent is specifically licensed, a list of all subject matter or Materials that are included in the Licensed IP, including those licensed under a materials use license or equivalent. Bluebird Controls the Patents listed on Appendix F and the Know-How within the Licensed IP, and is entitled to grant the licenses specified herein. Bluebird has not granted to any Third Party any rights or licenses under such Patents or Know-How within the Licensed IP that would conflict with the licenses granted to Celgene hereunder.
(b)    Third Party Agreements. The Applicable Bluebird In-Licenses are valid and binding obligations of Bluebird and, to the Knowledge of Bluebird, the applicable licensor, enforceable against Bluebird and, to the Knowledge of Bluebird, the applicable licensor, in accordance with their terms, except as may be limited by general principles of equity (regardless of whether considered in a proceeding at law or in equity) and by applicable bankruptcy, insolvency, moratorium and other similar Laws of general application relating to or affecting creditors’ rights generally. Neither Bluebird nor any of its Affiliates has received any notice of
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any counterparty’s intention to terminate any Applicable Bluebird In-License in whole or in part or any notice requesting any amendment, alteration or modification of such Applicable Bluebird In-License or any sublicense or assignment thereunder. There is no breach or default, or event which upon notice or the passage of time, or both, could give rise to any breach or default, in the performance of any Applicable Bluebird In-License by Bluebird or any of its Affiliates or, to the Knowledge of Bluebird, the counterparty thereto, and Bluebird has not received any notice of any such breach, default or event. Except for the Applicable Bluebird In-Licenses, neither Bluebird nor any of its Affiliates is a party to any license, sublicense or other agreement pursuant to which Bluebird or such Affiliate has received a license or other rights relating to the Elected Candidate or Licensed Product. All Patents and Know-How licensed to Bluebird under the Applicable Bluebird In-Licenses are Controlled by Bluebird for purposes of the licenses granted to Celgene under this License Agreement.
(c)    Patents. To Bluebird’s Knowledge, the Patents listed on Appendix F have been procured or are being procured from the respective patent offices in accordance with applicable Law. None of the Patents included in the Licensed IP is or has been involved in any opposition, cancellation, interference, reissue or reexamination proceeding, and no Licensed IP is the subject of any judicial, administrative or arbitral order, award, decree, injunction, lawsuit, proceeding or stipulation. Neither Bluebird nor any of its Affiliates has received any notice alleging that the Patents in the Licensed IP are invalid or unenforceable, or challenging Bluebird’s ownership of or right to use any such rights.
(d)    No Conflicts. The execution, delivery and performance by Bluebird of this License Agreement and the consummation of the transactions contemplated hereby will not result in any violation of, conflict with, result in a breach of or constitute a default under any understanding, contract or agreement to which Bluebird is a party or by which it is bound. Neither Bluebird nor any of its Affiliates has entered into any agreement or otherwise licensed, granted, assigned, transferred, conveyed or otherwise encumbered or disposed of any right, title or interest in or to any of its assets, including any intellectual property rights, that would in any way conflict with or impair the scope of any rights or licenses granted to Celgene hereunder.
(e)    Outlicenses. Appendix G sets forth a complete and accurate list of all agreements relating to the licensing, sublicensing or other granting of rights by Bluebird to any Person with respect to the Licensed IP and the Target Antigen, and Bluebird has provided complete and accurate copies of all such agreements to Celgene. Except for the Applicable Bluebird In-Licenses, Bluebird and its Affiliates are not subject to any payment obligations to Third Parties as a result of the execution or performance of this License Agreement. Neither Bluebird nor any of its Affiliates has granted any liens or security interests on the Licensed IP and the Licensed IP is free and clear of any mortgage, pledge, claim, security interest, covenant, easement, encumbrance, lien or charge of any kind.
(f)    No Proceedings. There is no action, suit, proceeding or investigation pending or, to the Knowledge of Bluebird, currently threatened in writing against or affecting Bluebird that questions the validity of this License Agreement or the right of Bluebird to enter into this License Agreement or consummate the transactions contemplated hereby.
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(g)    No Infringement. Neither Bluebird nor any of its Affiliates has received any notice of any claim that any Patent, Know-How or other intellectual property Controlled by a Third Party would be infringed or misappropriated by the production, use, research, Development, Manufacture or Commercialization of the Elected Candidate or Licensed Product pursuant to this License Agreement, and, to the Knowledge of Bluebird, there are no Patents, Know-How or other intellectual property owned by a Third Party and not included in the Licensed IP or In-Licensed IP that are necessary for the production, use, research, Development, Manufacture or Commercialization of Elected Candidate or Licensed Product.
9.3    Disclaimers. Without limiting the respective rights and obligations of the Parties expressly set forth herein, each Party specifically disclaims any guarantee that any Licensed Product will be successful, in whole or in part. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS LICENSE AGREEMENT, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY PATENTS, KNOW-HOW, ELECTED CANDIDATE OR LICENSED PRODUCT, INCLUDING WARRANTIES OF VALIDITY OR ENFORCEABILITY OF ANY PATENT RIGHTS, TITLE, QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, PERFORMANCE, AND NONINFRINGEMENT OF ANY THIRD PARTY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS.
9.4    [***]
9.5    Performance by Others. The Parties recognize that each Party may perform some or all of its obligations under this License Agreement through Affiliates and permitted subcontractors provided, however, that each Party will remain responsible and liable for the performance by its Affiliates and permitted subcontractors and will cause its Affiliates and permitted subcontractors to comply with the provisions of this License Agreement in connection therewith.
9.6    Indemnification.
(a)    Indemnification by Celgene. Celgene will indemnify Bluebird, its Affiliates and their respective directors, officers, employees, Third Party licensors and agents, and their respective successors, heirs and assigns (collectively, “Bluebird Indemnitees”), and defend and save each of them harmless, from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all suits, investigations, claims or demands of Third Parties (collectively, “Third Party Claims”) against the Bluebird Indemnitees arising from or occurring as a result of: (i) the material breach by Celgene of any term of this License Agreement; (ii) any gross negligence or willful misconduct on the part of Celgene in performing its obligations under this License Agreement; or (iii) the Development or Commercialization by or on behalf of Celgene or any of its Affiliates or Sublicensees of Elected Candidate or Licensed Product, except in each case for those Losses for which Bluebird has an obligation to indemnify Celgene pursuant to Section 9.6(b), as to which Losses each Party will indemnify the other to the extent
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of their respective liability; provided, however, that Celgene will not be obligated to indemnify Bluebird Indemnitees for any Losses to the extent that such Losses arise as a result of gross negligence or willful misconduct on the part of an Bluebird Indemnitee.
(b)    Indemnification by Bluebird. Bluebird will indemnify Celgene, its Affiliates and their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (collectively, “Celgene Indemnitees”), and defend and save each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims against Celgene Indemnitees arising from or occurring as a result of: (i) the material breach by Bluebird of any term of this License Agreement; (ii) any gross negligence or willful misconduct on the part of Bluebird in performing its obligations under this License Agreement; or (iii) the Development by or on behalf of Bluebird or any of its Affiliates or Sublicensees of Elected Candidate or Licensed Product, except in each case for those Losses for which Celgene has an obligation to indemnify Bluebird pursuant to Section 9.6(a), as to which Losses each Party will indemnify the other to the extent of their respective liability for the Losses; provided, however, that Bluebird will not be obligated to indemnify Celgene Indemnitees for any Losses to the extent that such Losses arise as a result of gross negligence or willful misconduct on the part of a Celgene Indemnitee.
(c)    Notice of Claim. All indemnification claims provided for in Sections 9.6(a) and 9.6(b) will be made solely by such Party to this License Agreement (the “Indemnified Party”). The Indemnified Party will promptly notify the indemnifying Party (an “Indemnification Claim Notice”) of any Losses or the discovery of any fact upon which the Indemnified Party intends to base a request for indemnification under Sections 9.6(a) and 9.6(b), but in no event will the indemnifying Party be liable for any Losses that result from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and estimated amount of such Loss (to the extent that the nature and amount of such Loss is known at such time). The Indemnified Party will furnish promptly to the indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims.
(d)    Defense, Settlement, Cooperation and Expenses.
(i)    Control of Defense. At its option, the indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within thirty (30) days after the indemnifying Party’s receipt of an Indemnification Claim Notice, provided however that (A) the Third Party Claim solely seeks monetary damages and (B) the indemnifying Party expressly agrees in writing that as between the indemnifying Party and the Indemnified Party, the indemnifying Party will be solely obligated to satisfy and discharge the Third Party Claim in full and is able to reasonably demonstrate that it has sufficient financial resources (the matters described in (A) and (B), the “Litigation Conditions”). The assumption of the defense of a Third Party Claim by the indemnifying Party will not be construed as an acknowledgment that the indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor will it constitute a waiver by the indemnifying Party of any defenses it
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may assert against the Indemnified Party’s claim for indemnification. Upon assuming the defense of a Third Party Claim, the indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the indemnifying Party (the indemnifying Party will consult with the Indemnified Party with respect to a possible conflict of interest of such counsel retained by the indemnifying Party). In the event the indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party will immediately deliver to the indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with the Third Party Claim. Should the indemnifying Party assume the defense of a Third Party Claim, except as provided in Section 9.6(d)(ii), the indemnifying Party will not be liable to the Indemnified Party for any legal costs or expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Third Party Claim. The Indemnified Party may, at any time, assume the defense of a Third Party Claim if at any time the Litigation Conditions are not satisfied with respect to such Claim. In the event that it is ultimately determined that the indemnifying Party is not obligated to indemnify, defend or hold harmless the Indemnified Party from and against the Third Party Claim, the Indemnified Party will reimburse the indemnifying Party for any and all costs and expenses (including attorneys’ fees and costs of suit) and any Third Party Claims incurred by the indemnifying Party in its defense of the Third Party Claim.
(ii)    Right to Participate in Defense. Without limiting Section 9.6(d)(i), any Indemnified Party will be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment will be at the Indemnified Party’s own cost and expense unless (A) the employment thereof has been specifically authorized by the indemnifying Party in writing, (B) the indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 9.6(d)(i) (in which case the Indemnified Party will control the defense), (C) the interests of the Indemnified Party and the indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under applicable Law, ethical rules or equitable principles, or (D) the indemnifying Party no longer satisfies the Litigation Conditions, in which case the indemnifying Party will assume [***] percent ([***]) of any such costs and expenses of counsel for the Indemnified Party.
(iii)    Settlement. With respect to any Third Party Claims that relate solely to the payment of money damages in connection with a Third Party Claim and that will not result in the Indemnified Party’s becoming subject to injunctive or other relief or otherwise adversely affecting the business of the Indemnified Party in any manner, and as to which the indemnifying Party will have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, and subject to the Litigation Conditions being satisfied, the indemnifying Party will have the sole right to agree to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, will deem appropriate. With respect to all other Losses in connection with Third Party Claims, where the indemnifying Party has
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assumed the defense of the Third Party Claim in accordance with Section 9.6(d)(i), the indemnifying Party will have authority to agree to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (such consent not to be unreasonably withheld, delayed or conditioned). The indemnifying Party will not be liable for any settlement or other disposition of a Loss by an Indemnified Party that is reached without the prior written consent of the indemnifying Party. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnified Party will admit any liability with respect to or settle, compromise or discharge, any Third Party Claim without the prior written consent of the indemnifying Party, such consent not to be unreasonably withheld, delayed or conditioned.
(iv)    Cooperation. If the indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party will, and will cause each other Indemnified Party to, cooperate in the defense or prosecution thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation will include access during normal business hours afforded to indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnified Parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying Party will reimburse the Indemnified Party for all its reasonable out-of-pocket costs and expenses in connection therewith.
(v)    Costs and Expenses. Except as provided above in this Section 9.6(d), the costs and expenses, including attorneys’ fees and expenses, incurred by the Indemnified Party in connection with any claim will be reimbursed on a calendar quarter basis by the indemnifying Party, without prejudice to the indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.
9.7    Insurance. Each Party will maintain at its sole cost and expense, an adequate liability insurance or self-insurance program (including product liability insurance) to protect against potential liabilities and risk arising out of activities to be performed under this License Agreement, and any agreement related hereto and upon such terms (including coverages, deductible limits and self-insured retentions) as are customary in the U.S. pharmaceutical industry for the activities to be conducted by such Party under this License Agreement. Subject to the preceding sentence, such liability insurance or self-insurance program will insure against all types of liability, including personal injury, physical injury or property damage arising out of the manufacture, sale, use, distribution or marketing of Licensed Product. The coverage limits set forth herein will not create any limitation on a Party’s liability to the other under this License Agreement.
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10.    Term and Termination.
10.1    Term. This License Agreement will commence as of the License Agreement Effective Date and, unless sooner terminated in accordance with the terms hereof or by mutual written consent, will continue on a country-by-country basis, until there are no more payments owed Bluebird on Licensed Product in such country (the longest such period of time for any Licensed Product hereunder, the “License Agreement Term”). Upon there being no more such payments hereunder for any such Licensed Product in such country, the licenses contained in Section 3.1 for such Licensed Product will become fully paid up and will remain exclusive with respect to such Licensed Product in such country.
10.2    Termination by Bluebird.
(a)    Breach. Bluebird will have the right to terminate this License Agreement in full upon delivery of written notice to Celgene in the event of any material breach by Celgene of any terms and conditions of this License Agreement in a manner that fundamentally frustrates the transactions contemplated by this License Agreement, provided that such termination will not be effective if such breach, has been cured within [***] after written notice thereof is given by Bluebird to Celgene specifying the nature of the alleged breach (or, if such default cannot be cured within such [***] period, within [***] after such notice if Celgene commences actions to cure such default within such [***] period and thereafter diligently continues such actions, but fails to cure the default by the end of such [***]); provided, however, that to the extent such material breach involves the failure to make a payment when due, such breach must be cured within [***] after written notice thereof is given by Bluebird to Celgene.
(b)    [***]
10.3    Termination by Celgene.
(a)    Breach. Celgene will have the right to terminate this License Agreement in full upon delivery of written notice to Bluebird in the event of any material breach by Bluebird of any terms and conditions of this License Agreement in a manner that fundamentally frustrates the transactions contemplated by this License Agreement, provided that such termination will not be effective if such breach has been cured within [***] after written notice thereof is given by Celgene to Bluebird specifying the nature of the alleged breach (or, if such default cannot be cured within such [***] period, within [***] after such notice if Bluebird commences actions to cure such default within such [***] period and thereafter diligently continues such actions, but fails to cure the default by the end of such [***].
(b)    Discretionary Termination. Beginning with the [***], Celgene will have the right to terminate this License Agreement in full at its discretion for any reason by delivering written notice to Bluebird, such termination to be effective [***] following the date of such notice.
(c)    Alternative to Termination Under Section 10.3(a). If Celgene has the right to terminate this License Agreement under Section 10.3(a) (including expiration of all applicable
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cure periods thereunder), in lieu of exercising such termination right, Celgene may elect once by written notice to Bluebird before the end of such applicable cure period to have this License Agreement continue in full force and effect and instead have, starting immediately after the end of such applicable cure period, any future Milestone Payments set forth in Section 4.2 and the royalty rates set forth in the table set forth in Section 4.3(a) be reduced by [***], provided that such reduction will not apply if such future Milestone Payments and royalty rates have already been reduced pursuant to Section 11.4(c) of the Master Collaboration Agreement.
10.4    Effects of Termination. Upon termination (but not expiration pursuant to Section 10.1) of this License Agreement for any reason:
(a)    Wind Down. Celgene will responsibly wind-down, in accordance with accepted pharmaceutical industry norms and ethical practices, any on-going clinical studies for which it has responsibility hereunder in which patient dosing has commenced or, if reasonably practicable and requested by Bluebird, allow Celgene, its Affiliates or its Sublicensees to complete such trials. Celgene will be responsible for any costs associated with such wind-down. Bluebird will pay all costs incurred by either Party to complete such studies should Bluebird request that such studies be completed.
(b)    Sublicenses. A termination of this License Agreement will not automatically terminate any sublicense granted by Celgene pursuant to Section 3.3 for Commercialization rights with respect to a non-Affiliated Sublicensee, provided that (i) such Sublicensee is not then (A) in material breach of any provision of this License Agreement or (B) in material breach of the applicable sublicense agreement or otherwise in breach of such sublicense agreement in a manner that would give rise to a right of termination on the part of Celgene, (ii) if Bluebird terminates this License Agreement pursuant to Section 10.2(a) for Celgene’s failure to fulfill its payment obligations hereunder, such Sublicensee agrees to and does pay to Bluebird all outstanding amounts that accrued as a result of such Sublicensee’s activities under the sublicense, (iii) Bluebird will have the right to step into the role of Celgene as sublicensor under any such sublicense executed after the License Agreement Effective Date, with all the rights that Celgene had under such sublicense, solely with respect to the Licensed IP, prior to termination of this License Agreement (including the right to receive any payments to Celgene by such Sublicensee that accrue from and after the date of the termination of this License Agreement solely with respect to the Licensed IP), (iv) such Sublicensee will pay to Bluebird all amounts that Celgene would have been obligated to pay to Bluebird hereunder with respect to such Sublicensee’s activities had this License Agreement not terminated (less any amounts received by Bluebird in clause (iii) above) and (v) the survival of such sublicense will not result in an imposition of any additional obligations on the part of Bluebird that are not included within the scope of this License Agreement. Celgene will include in any sublicense agreement executed after the License Agreement Effective Date that relates solely to the Licensed IP a provision in which said Sublicensee acknowledges its obligations to Bluebird under this Section 10.4(b).
(c)    Cessation of Rights. Except as otherwise expressly provided in Section 10.4(b), all rights and licenses granted by Bluebird to Celgene in Section 3 will terminate, and Celgene and its Affiliates and Sublicensees will cease all use of Licensed IP and
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
all Development, Manufacture and Commercialization of Elected Candidate and Licensed Product.
(d)    Regulatory Approvals. To the extent permitted by applicable Law, and subject to Bluebird paying commercially reasonable compensation to Celgene for the assets to be transferred pursuant to this Section 10.4(d) (such compensation to either be mutually agreed to or determined through arbitration as provided in Section 10.4(g) below, and such compensation to be reduced by [***] from what would be commercially reasonable compensation if this License Agreement is terminated by Bluebird pursuant to Section 10.2(a)), all Regulatory Approvals and other regulatory filings and communications owned (in whole or in part) or otherwise Controlled by Celgene and its Affiliates and Sublicensees solely relating to the Elected Candidate and/or Licensed Product, and all other documents solely relating to and necessary to further Develop and Commercialize Elected Candidate and Licensed Product, as such items exist as of the effective date of such termination (including all solely related completed and ongoing clinical studies) will be assigned to Bluebird, and Celgene will provide to Bluebird one (1) copy of the foregoing and all documents contained in or referenced in any such items, together with the raw and summarized data for any clinical studies (and where reasonably available, electronic copies thereof). In the event of failure to obtain assignment, subject to the Parties agreeing on commercially reasonable compensation for the right to access and reference, Celgene hereby consents and grants to Bluebird the right to access and reference (without any further action required on the part of Celgene, whose authorization to file this consent with any Regulatory Authority is hereby granted) any such item.
(e)    Licenses. Subject to Bluebird paying (i) commercially reasonable compensation to Celgene for the licenses to be granted pursuant to subsection (A) of this Section 10.4(e) (such compensation to either be mutually agreed to or determined through arbitration as provided in Section 10.4(g) below, and such compensation to be reduced by [***] from what would be commercially reasonable compensation if this License Agreement is terminated by Bluebird pursuant to Section 10.2(a)), and (ii) amounts payable to Celgene’s applicable licensors as set forth below, Celgene will grant to Bluebird and its Affiliates (A) a worldwide, perpetual and irrevocable, nontransferable (except in connection with a permitted assignment of this License Agreement in accordance with Section 11.12), exclusive license, with the right to grant sublicenses through multiple tiers (subject to Section 3.3(b), mutatis mutandis), under the Celgene Licensed Product IP, and (B) an exclusive sublicense under the Celgene Licensed Product In-Licensed IP, in each case ((A) and (B)) to the extent such Celgene Licensed Product IP and Celgene Licensed Product In-Licensed IP are used in or Cover the Licensed Product as of the effective date of termination and to the extent such Celgene Licensed Product IP and Celgene Licensed Product In-Licensed IP exist as of the effective date of such termination (including in each case any additions, divisions, continuations, continuations-in-part, invention certificates, substitutions, reissues, reexaminations, extensions, registrations, supplementary protection certificates and renewals of such Celgene Licensed Product IP and Celgene Licensed Product In-Licensed IP) solely to the extent necessary to research, Develop, Manufacture and Commercialize the Elected Candidate and Licensed Product. With respect to grants of a sublicense under subsection (B) above, Bluebird will be responsible for all amounts payable to
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
the applicable licensor, excluding maintenance fee payments, payments that are trigged by the grant of a sublicense (but including payments triggered by further grants of sublicenses by Bluebird or its sublicensees) and Patent Costs, that are attributable to Bluebird as a sublicensee thereunder under this License Agreement and Celgene will pay same and Bluebird will reimburse Celgene for [***] of such payments within thirty (30) days of receipt of Celgene’s written invoice therefor. Celgene will provide Bluebird with copies of all applicable Celgene Licensed Product In-Licenses promptly following the effective date of the termination of this License Agreement. The Prosecution and Maintenance and enforcement and defense rights and obligations of the Parties with respect to any Patents licensed or sublicensed to Bluebird pursuant to this Section 10.4(e) will be discussed and agreed to by the Parties, with the understanding that such Prosecution and Maintenance and enforcement and defense rights and obligations will be substantially similar to those set forth in Section 6, with the roles of Bluebird and Celgene reversed (and such other changes as are appropriate from the context, and taking into account any rights retained by a Third Party licensor of Celgene to Prosecute and Maintain or enforce and defend any Patent sublicensed to Bluebird under this Section 10.4(e)). Bluebird will abide, and will cause all its Affiliates and applicable sublicensees to abide, by all requirements of each Celgene Licensed Product In-License under which Bluebird is sublicensed under this Section 10.4(e) in all material respects (and in any case in all respects in the case that failure to so abide would result in a breach under the Celgene Licensed Product In-License), to the extent applicable to sublicensees thereunder and to the extent disclosed by Celgene to Bluebird, with the understanding that disclosure by Celgene of any Celgene Licensed Product In-License to Bluebird will be deemed disclosure of such requirements of such Celgene Licensed Product In-License to Bluebird.
(f)    Trademarks. Subject to Bluebird paying commercially reasonable compensation to Celgene for the license to be granted pursuant to this Section 10.4(f) (such compensation to either be mutually agreed to or determined through arbitration as provided in Section 10.4(g) below, and such compensation to be reduced by [***] from what would be commercially reasonable compensation if this License Agreement is terminated by Bluebird pursuant to Section 10.2(a)), Celgene will exclusively license to Bluebird any registered or unregistered trademarks or internet domain names that are specific to and solely used for the Licensed Product worldwide (it being understood that the foregoing will not include any trademarks or internet domain names that contain the corporate or business name(s) of Celgene).
(g)    Commercially Reasonable Compensation. If the Parties are unable to agree on the amount of commercially reasonable compensation payable by Bluebird to Celgene pursuant to Sections 10.4(d), 10.4(e) or 10.4(f) within ten (10) days of the effective date of termination of this License Agreement, [***].
(h)    Country Termination. If this License Agreement is terminated only with respect to a specific country pursuant to Section 10.2(b), the provisions of this Section 10.4 will apply only with respect to such terminated country.
10.5    Survival. In addition to the termination consequences set forth in Section 10.4, the following provisions will survive termination or expiration of this License Agreement:
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Sections 1, 3.3 (mutatis mutandis with respect to licenses granted to Bluebird under Section 10.4), 3.6, 3.7, 4.4, 5, 8, 9.3, 9.4, 9.6, 9.7, 10.4, 10.5 and 11. Termination or expiration of this License Agreement will not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this License Agreement nor prejudice either Party’s right to obtain performance of any obligation. All other rights and obligations will terminate upon expiration of this License Agreement.
10.6    Right to Set-off. Notwithstanding anything to the contrary in this License Agreement, each Party has the right at all times to retain and set off against all amounts due and owing to the other Party as determined in a final judgment any damages recovered by such Party for any Losses incurred by such Party.
11.    General Provisions.
11.1    Cumulative Remedies and Irreparable Harm. All rights and remedies of the Parties hereunder will be cumulative and in addition to all other rights and remedies provided hereunder or available by agreement, at law or otherwise. Each Party acknowledges and agrees that breach of any of the terms or conditions of this License Agreement would cause irreparable harm and damage to the other and that such damage may not be ascertainable in money damages and that as a result thereof the non-breaching Party would be entitled to seek from a court equitable or injunctive relief restraining any breach or future violation of the terms contained herein by the breaching Party without the necessity of proving actual damages or posting bond. Such right to equitable relief is in addition to whatever remedies either Party may be entitled to as a matter of law or equity, including money damages.
11.2    Business Combination and IP.
(a)    Bluebird Business Combination. Notwithstanding anything to the contrary herein, for purposes of this License Agreement, no Know-How, Materials, Patents, Regulatory Data, Regulatory Filings or Regulatory Approvals not Controlled by Bluebird or any of its Affiliates prior to a Business Combination of Bluebird will be Controlled for purposes of this License Agreement after such Business Combination of Bluebird, other than (i) Applicable Bluebird In-Licenses to the extent in effect immediately prior to such Business Combination of Bluebird, (ii) Collaboration IP, and (iii) any Patent that claims priority, directly or indirectly, to any other Patent first Controlled before such Business Combination of Bluebird will be Controlled thereafter no matter when such Patent is filed or issued.
(b)    Celgene Business Combination. Notwithstanding anything to the contrary herein, for purposes of this License Agreement, no Know-How, Materials, Patents Regulatory Data, Regulatory Filings or Regulatory Approvals not Controlled by Celgene or any of its Affiliates prior to a Business Combination of Celgene will be Controlled for purposes of this License Agreement after such Business Combination of Celgene, other than Collaboration IP, and except that any Patent that claims priority, directly or indirectly, to any other Patent first
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Controlled before such Business Combination of Celgene will be Controlled thereafter no matter when such Patent is filed or issued.
11.3    Relationship of Parties. Nothing in this License Agreement is intended or will be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the Parties. No Party will incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided therein. There are no express or implied third party beneficiaries hereunder (except for Bluebird Indemnitees and Celgene Indemnitees for purposes of Section 9.6).
11.4    Compliance with Law. Each Party will perform or cause to be performed any and all of its obligations or the exercise of any and all of its rights hereunder in good scientific manner and in compliance with all applicable Law. Without limiting the foregoing, Bluebird will comply with comply with all applicable Laws and regulations (including U.S. Foreign Corrupt Practices Act and any other applicable anti-bribery or anti-kickback laws or regulations).
11.5    Force Majeure. Neither Party will be liable to the other for failure of or delay in performing obligations set forth in this License Agreement (other than any obligation to pay monies when due), and neither will be deemed in breach of such obligations, if such failure or delay is due to natural disasters or any causes reasonably beyond the control of such Party; provided that the Party affected will promptly notify the other of the force majeure condition and will exert reasonable efforts to eliminate, cure or overcome any such causes and to resume performance of its obligations as soon as possible.
11.6    Governing Law. This License Agreement will be governed by and construed in accordance with the Laws of the State of New York, without respect to its conflict of laws rules, provided that any dispute relating to the scope, validity, enforceability or infringement of any Patents or Know-How will be governed by, and construed and enforced in accordance with, the substantive Laws of the jurisdiction in which such Patents or Know-How apply.
11.7    Counterparts; Facsimiles. This License Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. Facsimile or PDF execution and delivery of this License Agreement by either Party will constitute a legal, valid and binding execution and delivery of this License Agreement by such Party
11.8    Headings. All headings in this License Agreement are for convenience only and will not affect the meaning of any provision hereof.
11.9    Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this License Agreement. Accordingly, the rule of construction that any ambiguity in this License Agreement will be construed against the drafting party will not apply.
11.10    Interpretation. Whenever any provision of this License Agreement uses the term “including” (or “includes”), such term will be deemed to mean “including without limitation” (or
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
”includes without limitations”). “Herein,” “hereby,” “hereunder,” “hereof” and other equivalent words refer to this License Agreement as an entirety and not solely to the particular portion of this License Agreement in which any such word is used. All definitions set forth herein will be deemed applicable whether the words defined are used herein in the singular or the plural. Unless otherwise provided, all references to Sections and Appendices in this License Agreement are to Sections and Appendices of this License Agreement. References to any Sections include Sections and subsections that are part of the related Section (e.g., a section numbered “Section 2.1” would be part of “Section 2”, and references to “Section 2.1” would also refer to material contained in the subsection described as “Section 2.1(a)”).
11.11    Binding Effect. This License Agreement will inure to the benefit of and be binding upon the Parties, their Affiliates, and their respective lawful successors and assigns.
11.12    Assignment. This License Agreement may not be assigned by either Party, nor may either Party delegate its obligations or otherwise transfer licenses or other rights created by this License Agreement, except as expressly permitted hereunder or otherwise without the prior written consent of the other Party, which consent will not be unreasonably withheld, delayed or conditioned; provided that without consent (a) Celgene may assign this License Agreement to (i) an Affiliate or (ii) its successor in connection with the merger, consolidation, or sale of all or substantially all of its assets, and (a) Bluebird may assign this License Agreement to (i) an Affiliate or (ii) its successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this License Agreement; provided further that, except in the case where a Party is involved in a merger or consolidation where it is the surviving entity and no assets of such Party that are subject to this License Agreement have been transferred as a result of such merger or consolidation, (A) such assigning Party provides the other Party to this License Agreement with at least thirty (30) business days advance written notice of such assignment(s) and the assigning Party agrees in a written agreement delivered prior to such assignment(s) to the non-assigning Party (and upon which such non-assigning Party may rely) to remain fully liable for the performance of its obligations under this License Agreement by its assignee(s), (B) the assignee(s) agree in a written agreement delivered prior to such assignment(s) to the non-assigning Party (and upon which such non-assigning Party may rely) to assume performance of all such assigned obligations, (C) in the case of any assignment by Bluebird, all Licensed IP licensed to Celgene under this License Agreement will be transferred to such assignee(s) effective as of such assignment(s), (D) all of the matters referred to in clauses (A), (B) and (C), as applicable, will be set forth in documentation reasonably acceptable to the non-assigning Party prior to any such assignment(s) (and with such reasonable acceptance not to be unreasonably withheld, conditioned or delayed) and in all cases will provide the non-assigning Party with the full benefits of its rights under this License Agreement (after taking into account all risks involving applicable counter-party performance and bankruptcy and insolvency risks, including those involving contractual rejection under 11 USC §365) as if no such assignment(s) had occurred, and (E) in the case of any assignment, the assigning Party will reimburse the non-assigning Party for all of the legal fees and expenses incurred by such non-assigning Party in connection with the matters set forth in clause (D) of this sentence in an aggregate amount not to
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
exceed [***], and provided, further, that if Bluebird wishes to assign any Licensed IP to its Affiliates, it will be permitted to do so conditioned on each such Affiliate becoming a party to this License Agreement, in the form of an amendment to this License Agreement executed by Celgene, Bluebird and such Affiliate, pursuant to which such Affiliate would agree to assume all obligations hereunder, and grant to Celgene all rights hereunder, with respect to the Licensed IP. The terms of this License Agreement will be binding upon and will inure to the benefit of the successors, heirs, administrators and permitted assigns of the Parties. Any purported assignment in violation of this Section 11.12 will be null and void ab initio.
11.13    Notices. All notices, requests, demands and other communications required or permitted to be given pursuant to this License Agreement will be in writing and will be deemed to have been duly given upon the date of receipt if delivered by hand, recognized international overnight courier, confirmed facsimile transmission, or registered or certified mail, return receipt requested, postage prepaid to the applicable address or facsimile number set forth in Section 13.14 of the Master Collaboration Agreement. Either Party may change its designated address and facsimile number by notice to the other Party in the manner provided in this Section 11.13.
11.14    Amendment and Waiver. This License Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both Parties; provided that any unilateral undertaking or waiver made by one Party in favor of the other will be enforceable if undertaken in a writing signed by the Party to be charged with the undertaking or waiver. Any waiver of any rights or failure to act in a specific instance will relate only to such instance and will not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.
11.15    Severability. In the event that any provision of this License Agreement will, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability will not affect any other provision hereof, and the Parties will negotiate in good faith to modify this License Agreement to preserve (to the extent possible) their original intent.
11.16    Entire Agreement. This License Agreement, together with the Master Collaboration Agreement, is the sole agreement with respect to the subject matter and supersedes all other agreements and understandings between the Parties with respect to same (including Confidential Agreement). In the event of any conflict between the terms of this License Agreement and the terms of the Master Collaboration Agreement, the terms of this License Agreement will control.
11.17    Force Majeure. Neither Celgene nor Bluebird will be liable for failure of or delay in performing obligations set forth in this License Agreement (other than any obligation to pay monies when due), and neither will be deemed in breach of such obligations, if such failure or delay is due to natural disasters or any causes reasonably beyond the control of Celgene or Bluebird and without the fault or negligence of the Party so failing or delaying; provided that the Party affected will promptly notify the other of the force majeure condition and will exert
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
reasonable efforts to eliminate, cure or overcome any such causes and to resume performance of its obligations as soon as possible.
11.18    Celgene Parties. [***]
[Remainder of this Page Intentionally Left Blank]
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
IN WITNESS WHEREOF, the Parties have caused this License Agreement to be executed by their respective duly authorized officers as of the License Agreement Effective Date.

BLUEBIRD BIO, INC.

By:
(Signature)

Name:

Title:

Date:

CELGENE CORPORATION

By:
(Signature)

Name:

Title:

Date:

CELGENE EUROPEAN INVESTMENT COMPANY LLC (CEICO)

By:	Celgene International Sarl, the sole member of CEICO

By:
(Signature)

Name:

Title:

Date:

and

By:
(Signature)

Name:

Title:

Date:

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Appendix A
Additional Defined Terms1
“Elected Candidate” means the following Optioned Candidate selected by Celgene under the Master Collaboration Agreement that specifically targets the Target Antigen: [________________].
1 To be updated by the Parties to specifically identify the candidate that is the subject of the option election.

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Appendix B
Applicable New In-Licenses

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Appendix C
Applicable Pre-Existing In-Licenses

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Appendix D
Target Antigen

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Appendix E
Press Release

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Appendix F
Certain Patents within the Licensed IP Controlled
by Bluebird as of the License Agreement Effective Date

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Appendix G
Bluebird Agreements

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Appendix H
Certain Manufacturing Definitions
[***]

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Appendix I
Manufacturing and Supply Agreement Terms
[***]

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Schedule 9.2
Exceptions to Bluebird’s Representations and Warranties in Section 9.2

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Exhibit B
Amended and Restated Co-Development, Co-Promote and Profit Share Agreement

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Amended and Restated Co-Development, Co-Promote and Profit Share Agreement
by and between
bluebird bio, Inc.
and
Celgene Corporation
and
Celgene European Investment Company LLC
[________________]

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
List of Appendices

Appendix A	Additional Definitions

Appendix B	Applicable New In-Licenses

Appendix C	Applicable Pre-Existing In-Licenses

Appendix D	Target Antigen

Appendix E	Co-Co In-Licenses

Appendix F	Profit & Loss Share

Appendix G	Press Release

Appendix H	Certain Patents Within the Licensed IP as of the CCPS Agreement Effective Date

Appendix I	Bluebird Agreements

Appendix J	Certain Manufacturing Definitions

Appendix K	Manufacturing and Supply Agreement Terms

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Amended and Restated Co-Development, Co-Promote and Profit Share Agreement
This Amended and Restated Co-Development, Co-Promote and Profit Share Agreement (this “CCPS Agreement”), dated as of [________] (the “CCPS Agreement Effective Date”), is made by and between bluebird bio, Inc., a Delaware corporation (“Bluebird”), and Celgene Corporation, a Delaware corporation (“Celgene Corp”), with respect to all rights and obligations under this CCPS Agreement in the United States (subject to Section 18.18), and Celgene European Investment Company LLC, a Delaware limited liability company, with respect to all rights and obligations under this CCPS Agreement outside of the United States (subject to Section 18.18) (“Celgene Europe” and together with Celgene Corp, “Celgene”). Each of Bluebird and Celgene may be referred to herein as a “Party” or together as the “Parties.”
WHEREAS, Bluebird has developed and owns or has rights to certain Patents and technology relating to developing innovative gene therapies for genetic disorders;
WHEREAS, Celgene is a biopharmaceutical company focused on acquiring, Developing and Commercializing innovative anti-cancer agents; and
WHEREAS, Bluebird and Celgene Corp are parties to that certain Master Collaboration Agreement, dated as of March 19, 2013, pursuant to which such Parties entered into a global strategic collaboration to research, develop and commercialize therapeutic products in the Field (the “Original MCA”);
WHEREAS, the Parties entered into an Amended and Restated Collaboration Agreement, dated as of June 3, 2015 (the “Master Collaboration Agreement”), pursuant to which the Parties amended and restated the Original MCA in order to continue the research and development of the Product Candidates pursuant to the terms set forth therein;
WHEREAS, pursuant to the terms of the Master Collaboration Agreement, Celgene has exercised its option to select a Product Candidate to be an Optioned Candidate by delivering to Bluebird a Celgene Option Notice and payment of the applicable Initial Option Fee (such Optioned Candidate, as defined more fully in Appendix A, the “Elected Candidate”);
WHEREAS, pursuant to Section 5.3 of the Master Collaboration Agreement, Bluebird has delivered a Bluebird Option Notice to co-promote and co-Develop the Optioned Candidate in the U.S.; and
WHEREAS, the Parties now wish to enter into an exclusive arrangement whereby Bluebird and Celgene will co-Develop Licensed Product and Commercialize Licensed Product in the U.S. as part of a profit share arrangement, and Celgene will have exclusive rights to Commercialize Licensed Product in the ROW, all on the terms and conditions set forth here.
1

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the amount and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.    Definitions.
The following terms and their correlatives will have the meanings set forth below. Capitalized terms used, but not defined, herein will have the meanings ascribed to such terms in the Master Collaboration Agreement.
1.1    “Applicable Bluebird In-Licenses” means the Applicable Pre-Existing In-Licenses, the Applicable New In-Licenses, and any Co-Co In-Licenses where Bluebird is a contracting party.
1.2    “Applicable New In-Licenses” means all New In-Licenses of Bluebird or its Affiliates necessary or useful for the research, Development and/or Commercialization of Elected Candidate and Licensed Product that Celgene has elected to list on Appendix B as of the CCPS Agreement Effective Date, plus any other New In-License of Bluebird or its Affiliates that Celgene has elected to include as an Applicable New In-License pursuant to Section 10.7(b).
1.3    “Applicable Pre-Existing In-Licenses” means all Pre-Existing In-Licenses necessary or useful for the research, Development and/or Commercialization of Elected Candidate and Licensed Product, and any extensions or expansions of the scope of such Pre-Existing In-Licenses, including those listed on Appendix C.
1.4    “Biosimilar Product” means, with respect to a Licensed Product in any country, any biosimilar product sold by a Third Party not authorized by or on behalf of Celgene, its Affiliates or Sublicensees, (a) that is a biosimilar biological product, as defined in 21 USC 379j-51 (or any successor or replacement thereof), a similar biological medicinal product, as defined in Annex I to Directive 2001/83/EC (or any successor or replacement thereof), or any similar biosimilar or generic product under the Laws of any country or jurisdiction, or (b) regarding which Regulatory Approval is obtained by referencing Regulatory Data of such Licensed Product.
1.5    “Bluebird In-Licensed IP” means all Patents, Materials and Know-How in-licensed by Bluebird pursuant to Applicable Bluebird In-Licenses, including any extensions or expansions of the scope thereof.
1.6    “Bluebird Licensed IP” means all (a) Patents, Materials and Know-How Controlled at any time by Bluebird or any of its Affiliates (including any applicable Collaboration IP and Bluebird Technology) other than pursuant to an Applicable Bluebird In-License and (b) Bluebird In-Licensed IP, in each case to the extent necessary or useful to Develop Elected Candidate and Develop and Commercialize Licensed Product. [***]
1.7    “Bluebird Regulatory Rights” means all Regulatory Data, Regulatory Filings and Regulatory Approvals for Elected Candidate and Licensed Product worldwide Controlled at any time by Bluebird or any of its Affiliates.
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
1.8    “Bluebird Technology” means all Bluebird Solely Owned IP and all of Bluebird’s right, title and interest in and to Joint IP.
1.9    “Celgene Licensed IP” means (a) Celgene Licensed Product IP, and (b) Celgene Licensed Product In-Licensed IP.
1.10    “Celgene Licensed Product In-License” means any Applicable Celgene In-License pursuant to which Celgene or any of its Affiliates in-licenses any Know-How, Materials or Patents that directly relate to or Cover the Elected Candidate and/or Licensed Product or its Manufacture or use.
1.11    “Celgene Licensed Product In-Licensed IP” means any Patents, Materials and Know-How Controlled at any time during the CCPS Agreement Term by Celgene or any of its Affiliates pursuant to a Celgene Licensed Product In-License or Celgene Other In-License that directly relate to or Cover the Elected Candidate and/or Licensed Product or its Manufacture or use.
1.12    “Celgene Licensed Product IP” means (a) Celgene Technology, (b) Collaboration IP solely owned by Celgene and Celgene’s interest in jointly owned Collaboration IP, and (c) Patents, Materials or Know-How (to the extent not included in subsection (a) or (b)) owned by Celgene or its Affiliates that are Controlled at any time during the CCPS Agreement Term by Celgene or any of its Affiliates, in each case that directly relate to or Cover the Elected Candidate and/or Licensed Product or its Manufacture or use.
1.13    “Celgene Other In-License” means any agreement between Celgene or any of its Affiliates and a Third Party, other than Applicable Celgene In-Licenses and Celgene Co-Co In-Licenses, pursuant to which Celgene or any of its Affiliates in-licenses any Know-How, Materials or Patents that directly relate to or Cover the Elected Candidate and/or Licensed Product or its Manufacture or use.
1.14    “Celgene Regulatory Rights” means all Regulatory Data, Regulatory Filings and Regulatory Approvals for Elected Candidate and Licensed Product worldwide Controlled at any time by Celgene or any of its Affiliates.
1.15    “Celgene Technology” means all Celgene Solely Owned IP and all of Celgene’s right, title and interest in and to Joint IP.
1.16    “Clinical Study” means any human clinical trial of a Product Candidate.
1.17    “Commercialization” means any and all activities directed to the Manufacturing, marketing, detailing, promotion and securing of reimbursement of a product after Regulatory Approval has been obtained (including making, having made, using, importing, selling and offering for sale such product), and will include post-approval clinical studies, post-launch marketing, promoting, detailing, marketing research, distributing, customer service, administering and commercially selling such product, importing, exporting or transporting such product for commercial sale, and all regulatory compliance with respect to the foregoing.
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
1.18    “Commercially Reasonable Efforts” means, with respect to the Development or Commercialization of Licensed Product by a Party, that level of efforts and resources that such Party would normally devote to the Development or Commercialization, as the case may be, of a product owned by it or to which it has rights of the type it has hereunder, which is of a similar commercial potential at a similar stage in its lifecycle, in each case taking into account issues of safety and efficacy, product profile, the proprietary position, the then current competitive environment for such product and the likely timing of such product’s entry into the market, the pricing and launching strategy for the respective product, the regulatory environment and status of such product, and other relevant scientific, technical and commercial factors.
1.19    “Control” or “Controlled” means, with respect to any Know-How, Material, Patent, Regulatory Data, Regulatory Filings and Regulatory Approvals, the possession (whether by ownership or license, other than by a license or sublicense granted pursuant to this CCPS Agreement) by a Party or its Affiliates of the ability to grant to the other Party a license or access as provided herein to such item, without violating the terms of any agreement or other arrangement with any Third Party or, other than under Applicable Bluebird In-Licenses, being obligated to pay any royalties or other consideration therefor (“Additional Payments”). For clarity, Other In-Licenses are not “Controlled” for purposes of this CCPS Agreement, unless and only after such Other In-License is converted into an Applicable New In-License pursuant to Section 10.7(b). Notwithstanding the foregoing, as provided in Section 10.7(a), if on or after the CCPS Agreement Effective Date and for such time as the other Party agrees to pay and does in fact pay all Additional Payments with respect to such Party’s access or license to any Know-How, Material, Patent, Regulatory Data, Regulatory Filings and Regulatory Approvals (other than that in-licensed by Bluebird pursuant to an Other In-License), such Know-How, Material, Patent, Regulatory Data, Regulatory Filings and Regulatory Approvals will be deemed to be included in the definition of “Control”.
1.20    “Covers”, with reference to (a) a Patent, means that the making, using, selling, offering for sale or importing of a product or practice of a method would infringe a Valid Claim of such Patent in the country in which such activity occurs, and (b) Materials or Know-How, means that the Manufacture, Development or Commercialization of a product incorporates, embodies or otherwise makes use of such Materials or Know-How.
1.21    “EU” means the organization of member states of the European Union as it may be constituted from time to time.
1.22    “EU Regulatory Event” means, with respect to a Licensed Product, the earlier to occur of [***].
1.23    “Field” means the targeting of the Target Antigen by use of (a) T-cells expressing a CAR (with or without other engineering to enhance functionality and/or safety), including virus specific genetically modified T-cells expressing a synthetic CAR, and (b) T-cells expressing native antigen receptors or engineered antigen receptors in which the T-cells are genetically modified to enhance their performance, persistence or safety, in each case under (a) and (b) for the treatment, modulation, palliation or prevention of cancer in humans.
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
1.24    “First Commercial Sale” means the first sale for use or consumption of any Licensed Product in a country after all required Regulatory Approvals for commercial sale of such Licensed Product have been obtained in such country.
1.25    “First Indication” means the first disease condition for which a particular Licensed Product has been approved by a Regulatory Authority.
1.26    “GAAP” means U.S. generally accepted accounting principles or International Financial Reporting Standards, consistently applied, as designated and used by the applicable Party.
1.27    “Gene Editing” means homing endonuclease (HE) and megaTAL gene editing technologies, including HE/megaTAL-mediated homology directed recombination and Bluebird’s proprietary DARIC cell signaling technology.
1.28    “In-License Payments” means any amounts paid or payable under any Applicable Bluebird In-License that are incurred by Bluebird solely and directly as a result of the grant of a sublicense thereunder under this CCPS Agreement to Celgene, any of Celgene’s contract Third Parties under Section 10.5, or any further Sublicensees of Celgene (including of Celgene’s Affiliates that are granted sublicenses) under this CCPS Agreement. Any such payments will include (a) any amounts paid or payable under any Applicable Bluebird In-License solely and directly as a result of the grant of a sublicense (or an option thereto) by Bluebird to Celgene, [***].
1.29    “Licensed IP” means Bluebird Licensed IP and Celgene Licensed IP.
1.30    “Licensed Product” means any product that constitutes or incorporates an Elected Candidate (including all modified and improved versions thereof), in all forms, presentations, and formulations (including manner of delivery and dosage). A modified or improved version of an Elected Candidate constituted or incorporated in a product will be deemed a “Modified Licensed Product” for purposes of Section 11.2 if it is Covered by patentable technology Controlled by Bluebird that (a) is first discovered, created, conceived, developed or reduced to practice after the later of (i) the CCPS Agreement Effective Date and (ii) the end of the Collaboration Program Term, (b) requires the submission of a new BLA with respect to such modified or improved Elected Candidate, and (c) materially contributes to the Elected Candidate being approved for a new indication or new patient population. For clarity, “Modified Licensed Products” are Licensed Products hereunder for all purposes other than Section 11.2.
1.31    “Manufacturing” means the production, manufacture, processing, filling, finishing, packaging, labeling, shipping and holding of product or any intermediate thereof, including process development, process qualification and validation, scale-up, commercial manufacture and analytic development, product characterization, stability testing, quality assurance and quality control. With reference to Elected Candidate and Licensed Product, Manufacturing includes Vector and associated Payload supply.
1.32    “Net Sales” means [***].
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
1.33    “Pivotal Study” means (a) a Phase 3 Study that is intended by Celgene to be submitted (together with any other registration trials that are prospectively planned when such Phase 3 Study is initiated) for Regulatory Approval in the U.S. or the EU, or (b) any other clinical study that is designed to establish that a pharmaceutical product is safe and efficacious for its intended use, and to determine warnings, precautions, and adverse reactions that are associated with such pharmaceutical product in the dosage range to be prescribed, which clinical study is a registration trial intended to be sufficient for filing an application for a Regulatory Approval for the Licensed Product in the U.S. or another country or some or all of an extra-national territory, solely as evidenced by the acceptance for filing for a Regulatory Approval for such product after completion of such study.
1.34    “Regulatory Exclusivity Period” means with respect to a Licensed Product in a country, the period of time during which (a) Celgene or any of its Affiliates or Sublicensees has been granted the exclusive legal right by a Regulatory Authority (or is otherwise entitled to the exclusive legal right by operation of Law) in such country to market and sell the Licensed Product, or (b) the data and information submitted by Celgene or any of its Affiliates or Sublicensees to the relevant Regulatory Authority in such country for purposes of obtaining Regulatory Approval may not be disclosed, referenced or relied upon in any way by such Regulatory Authority (including by relying upon the Regulatory Authority’s previous findings regarding the safety or effectiveness of the Licensed Product) to support the Regulatory Approval or marketing of any product by a Third Party in such country.
1.35    “ROW” means the world other than the United States.
1.36    “ROW Administration” means administration of Licensed Product to a patient when located in the ROW.
1.37    “ROW Development & Commercialization Program” means the program under this CCPS Agreement for the Development of Elected Candidate and Licensed Product in the ROW, the Commercialization of Licensed Product in the ROW, and all Manufacturing (including Manufacturing of Vectors and associated Payloads) therefor.
1.38    “ROW Development Plan” means the Development plan for the Development of Elected Candidate and Licensed Product for ROW Administration during a given calendar year and the two (2) succeeding calendar years.
1.39    “Second Indication” means [***].
1.40    “Selling Party” means a Party and its Sublicensees (including such Party’s Affiliates that are granted sublicenses pursuant to Section 10.3(c)).
1.41    “Sublicensee” means any person or entity (including Affiliates of the applicable Party) that is granted a sublicense as permitted by Section 10.3 (or an option to take such a sublicense), either directly by a Party or indirectly by any other Sublicensee hereunder.
1.42    “Target Antigen” means the antigen designated as B-cell maturation antigen (BCMA) as further set forth on Appendix D, and naturally occurring variants thereof.
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
1.43    “U.S. Administration” means administration of Licensed Product to a patient when located in the United States.
1.44    “U.S. Commercialization Budget” means the budget for conducting Commercialization in accordance with the U.S. Commercialization Plan during a given calendar year and the two (2) succeeding calendar years, as approved by the JGC in accordance with Section 5.3.
1.45    “U.S. Commercialization Plan” means that portion of the Worldwide Commercialization Plan that specifies the Commercialization plan for the Commercialization of Licensed Product for U.S. Administration during a given calendar year and the two (2) succeeding calendar years.
1.46    “U.S. Development Budget” means the budget for conducting Development of Elected Candidate and Licensed Product for U.S. Administration pursuant to the U.S. Development Plan during a given calendar year and the two (2) succeeding calendar years, as approved by the JGC in accordance with Section 4.3.
1.47    “U.S. Development Plan” means the Development plan for the Development of Elected Candidate and Licensed Product for U.S. Administration during a given calendar year and the two (2) succeeding calendar years, as approved by the JGC in accordance with Section 4.2.
1.48    “U.S. Development & Commercialization Program” means the program under this CCPS Agreement for the Development of Elected Candidate and Licensed Product in the United States, the Commercialization of Licensed Product in the United States, and all Manufacturing (including Manufacturing of Vectors and associated Payloads) therefor.
1.49    “Valid Claim” means, with respect to a particular country, (a) any claim of an issued and unexpired Patent in such country that (i) has not been held revoked, unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal and (ii) has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise in such country, or (b) a claim of a pending Patent application that has not been finally abandoned or finally rejected or expired and which has been pending [***] from the date of filing of the earliest priority Patent application to which such pending Patent application is entitled to claim benefit.
1.50    “Vector Supplies” means supplies of Vectors and associated Payloads Manufactured for incorporation into Elected Candidate and Licensed Product for Development or Commercialization thereof.
1.51    “Worldwide Commercialization Plan” means the Commercialization Plan that specifies the Commercialization plan for the Commercialization of Licensed Product for U.S. Administration and ROW Administration during a given calendar year and the two (2) succeeding calendar years.
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
1.52    “Worldwide Manufacturing Plan” means the Manufacturing plan for the Elected Candidate and Licensed Product for Development for both U.S. Administration and ROW Administration.
Definitions for each of the following terms are found in the body of this CCPS Agreement or the Appendices hereto as indicated below:

Defined Terms	Location
Additional Bluebird IP	Section 10.7(a)
Additional Payments	Section 1.19
Allowable Expenses	Appendix F
Allocable Overhead	Appendix F
Applicable Bluebird In-License	Section 1.1
Applicable New In-License	Section 1.2
Applicable Pre-Existing In-License	Section 1.3
Biosimilar Application	Section 14.2(f)
Biosimilar Product	Section 1.4
Bluebird	Preamble
Bluebird In-Licensed IP	Section 1.5
Bluebird Development Cap	Section 4.3(c)(i)
Bluebird Indemnitees	Section 16.6(a)
Bluebird Licensed IP	Section 1.6
Bluebird Regulatory Rights	Section 1.7
Bluebird Technology	Section 1.8
Budgeted U.S. Development Costs	Section 4.3
Business Acquisition	Section 10.4
Business Party	Section 10.4
Business Program	Section 10.4
CCPS Agreement	Preamble
CCPS Agreement Effective Date	Preamble
CCPS Agreement Term	Section 17.1
Celgene	Preamble
Celgene Corp	Preamble
Celgene Europe	Preamble
Celgene Indemnitees	Section 16.6(b)
Celgene Licensed IP	Section 1.9
Celgene Licensed Product In-License	Section 1.10
Celgene Licensed Product In-Licensed IP	Section 1.11
Celgene Other In-License	Section 1.13
Celgene Regulatory Rights	Section 1.14
Celgene Technology	Section 1.15
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Defined Terms	Location
Clinical Study	Section 1.16
Combination Product	Section 1.32
Commercialization	Section 1.17
Commercially Reasonable Efforts	Section 1.18
Competitive Infringement	Section 14.1
Control	Section 1.19
Cost of Goods Sold or COGS	Appendix F
Covers	Section 1.20
Development Cost Overage	Section 4.3(c)(i)
Development & U.S. Commercialization Program	Section 8.3(a)
Distribution Costs	Appendix F
Elected Candidate	Appendix A
EU	Section 1.21
EU Regulatory Event	Section 1.22
Field	Section 1.23
First Commercial Sale	Section 1.24
First Indication	Section 1.25
Fully Burdened Manufacturing Cost	Appendix J
GAAP	Section 1.26
Gene Editing	Section 1.27
Gross Profit	Appendix F
Gross Sales	Appendix F
In-License Payment	Section 1.28
Indemnification Claim Notice	Section 16.6(c)
Indemnified Party	Section 16.6(c)
Information Request	Section 5.6(g)
JGC	Section 3.1(a)
Joint IP	Section 12.2
Licensed IP	Section 1.29
Licensed Product	Section 1.30
Losses	Section 16.6(a)
Major EU Countries	Section 1.22
Manufacturing	Section 1.31
Manufacturing and Supply Agreement	Section 7.4(b)(ii)
Marketing Costs	Appendix F
Master Collaboration Agreement	Preamble
Milestone Event	Section 11.2(a)
Milestone Payment	Section 11.2(a)
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Defined Terms	Location
Modified Licensed Product	Section 1.30
Net Sales	Section 1.32
Operating Profits or Losses	Appendix F
Original MCA	Preamble
Other Operating Income/Expense	Appendix F
Party(ies)	Preamble
Profit & Loss Share	Section 11.4
Pivotal Study	Section 1.33
Regulatory Exclusivity Period	Section 1.34
ROW	Section 1.35
ROW Administration	Section 1.36
ROW Development & Commercialization Program	Section 1.37
ROW Development Plan	Section 1.38
ROW Post-Approval Manufacturing Plan	Section 7.3
Sales Costs	Appendix F
Sales Returns and Allowances	Appendix F
Second Indication	Section 1.39
Solely Owned IP	Section 12.1
Selling Party	Section 1.40
Specific Patent	Section 13.3
Sublicensee	Section 1.41
Target Antigen	Section 1.42
Third Party Claims	Section 16.6(a)
U.S. Administration	Section 1.43
U.S. Administration Liabilities	Section 16.8
U.S. Commercialization Budget	Section 1.44
U.S. Commercialization Plan	Section 1.45
U.S. Development Budget	Section 1.46
U.S. Development Costs	Appendix F
U.S. Development Plan	Section 1.47
U.S. Development & Commercialization Program	Section 1.48
Valid Claim	Section 1.49
Vector Supplies	Section 1.50
Worldwide Commercialization Plan	Section 1.51
Worldwide Manufacturing Plan	Section 1.52
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
2.    Overview.
2.1    General. During the CCPS Agreement Term, the Parties will conduct the Development and Commercialization of Elected Candidate and Licensed Product worldwide on the terms and conditions set forth in this CCPS Agreement.
2.2    Roles and Responsibilities; Diligence.
(a)    The JGC will assign to each Party roles and responsibilities for performing the U.S. Development & Commercialization Program. Each Party, directly or through one or more of its Affiliates, Sublicensees or permitted subcontractors, will use Commercially Reasonable Efforts to perform the obligations assigned to such Party by the JGC under the U.S. Development & Commercialization Program. Each Party will reasonably cooperate with the other Party in performing such obligations.
(b)    Celgene will assume sole responsibility for, and control of, Developing Elected Candidate and Licensed Product in the Field outside of the United States, and will establish a ROW Development & Commercialization Program for that purpose. Bluebird will reasonably cooperate with Celgene in such ROW Development & Commercialization Program.
2.3    Technical Assistance. During the Collaboration Program Term, Bluebird will reasonably cooperate with Celgene to provide all technical assistance, and to transfer to Celgene any additional Know-How licensed to Celgene under Section 10.1, requested by Celgene to facilitate the transfer of Development efforts related to Elected Candidate and Licensed Product. Such cooperation will include providing Celgene with reasonable access by teleconference or in-person at Bluebird’s facilities to Bluebird personnel involved in the research and Development of Elected Candidate to provide Celgene with a reasonable level of technical assistance and consultation in connection with the transfer of such Know-How. Following the Collaboration Program Term, Bluebird will reasonably cooperate with Celgene to provide reasonable amounts of technical assistance, including to transfer to Celgene any additional Know-How licensed to Celgene under Section 10.1, with respect to Elected Candidate or Licensed Product as reasonably requested by Celgene with reasonable advance notice to Bluebird. Any dispute with respect to the amount and completeness of the technical assistance and cooperation to be provided by Bluebird under this Section 2.3 will be referred to and finally resolved by binding arbitration by a mutually agreeable, disinterested, conflict-of-interest-free individual not affiliated or consulting with either Party. Any such arbitration will be conducted under the then-current rules of the American Arbitration Association.
3.    Governance and Joint Governance Committee.
3.1    Joint Governance Committee.
(a)    Governance Committee. As soon as practicable following the CCPS Agreement Effective Date, the Parties will establish a Joint Governance Committee, comprised of three (3) representatives of Bluebird and three (3) representatives of Celgene (the “JGC”). Each Party may replace its representatives on the JGC or its Program Director at any time upon
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
written notice to the other Party. With the consent of the other Party (such consent not to be unreasonably withheld, delayed or conditioned), each Party may invite non-voting employees and consultants (including Dr. Malcolm K. Brenner) to attend meetings of the JGC, subject to their agreement to be bound to the same extent as a permitted subcontractor under Section 8.4.
(b)    Meetings. While in existence, the JGC will meet each calendar quarter and, at a minimum, two (2) of such meetings each calendar year will be in person (which in-person meeting will be held at locations mutually agreed by the Parties). In addition, either Party can call a meeting of the JGC on five (5) business days prior written notice. Meetings of the JGC will be effective only if at least one (1) representative of each Party is present or participating. Each Party will be responsible for all of its own expenses of participating in the meetings. The Parties will endeavor to schedule the calendar quarterly meetings of the JGC at least six (6) months in advance. The Parties will alternate in preparing and circulating a meeting agenda prior to each such meeting. The Party that prepared the agenda (or called the meeting) will prepare written minutes of such meeting, and the preparing Party will circulate such minutes within fifteen (15) days after such meeting. The Parties will agree on the minutes of each meeting promptly, but in no event later than the next meeting of the JGC.
(c)    Responsibilities. The JGC will supervise the overall performance of the Development and Commercialization of Elected Candidate and Licensed Product for U.S. Administration, and within such scope will:
(i)    Make all decisions regarding the Parties’ performance of the U.S. Development & Commercialization Program (except as otherwise expressly provided in this CCPS Agreement), including, subject to Section 2.2, which Party will have which responsibilities under the U.S. Development & Commercialization Program (taking into account each Party’s reasonably available resources and expertise (either directly or through Third Party contracting));
(ii)    Review and seek to coordinate the U.S. Development & Commercialization Program with the ROW Development & Commercialization Program;
(iii)    Address all matters specifically delegated to the JGC pursuant to this CCPS Agreement;
(iv)    Form such other committees as the JGC may deem appropriate, and require that such committees meet at such times and places, provided that such committees may make recommendations to the JGC but may not be delegated JGC decision-making authority;
(v)    Address such other matters relating to the activities of the Parties under this CCPS Agreement as either Party may bring before the JGC, including any matters that are expressly for the JGC to decide as provided in this CCPS Agreement; and
(vi)    Attempt to resolve any disputes on an informal basis.
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
(d)    Decision-making. The three (3) JGC representatives of each Party will collectively have one (1) vote, and the JGC will make decisions only by unanimous consent of each Party with respect to its vote, and each Party will act reasonably in exercising its vote. [***]
(e)    Limits on JGC Authority. Each Party will retain the rights, powers and discretion granted to it under this CCPS Agreement and no such rights, powers, or discretion will be delegated to or vested in the JGC unless such delegation or vesting of rights is expressly provided for in this CCPS Agreement or the Parties expressly so agree in writing. The JGC will not have the power to, nor will the Party having the tie-breaking vote in the JGC have the power to (i) amend, modify or waive compliance with this CCPS Agreement (other than as expressly permitted hereunder), (ii) alter, increase or expand the Parties’ rights or obligations under this CCPS Agreement (other than as permitted by Section 2.2), (iii) determine that a Party has fulfilled any obligations under this CCPS Agreement or that a Party has breached any obligation under this CCPS Agreement, (iv) make a decision that is expressly stated to require the mutual agreement of the Parties, or (v) determine that milestone events required for the payment of milestone payments have or have not occurred. For avoidance of doubt, the JGC will have no right to supervise or direct the Development and Commercialization of Elected Candidate or Licensed Product for ROW Administration, and Celgene will have sole decision making authority with respect to such Development and Commercialization, including with respect to the ROW Development & Commercialization Program.
(f)    Term. The JGC will cease to exist upon the end of the CCPS Agreement Term, unless the Parties elect to extend the JGC upon termination of expiration of this CCPS Agreement.
4.    Development.
4.1    Generally. As of and after the CCPS Agreement Effective Date, subject to the terms and conditions of this CCPS Agreement, the Parties will assume through the JGC joint responsibility for Development of Elected Candidate and Licensed Product for U.S. Administration, under the U.S. Development & Commercialization Program, and Celgene will assume responsibility for Development of Elected Candidate and Licensed Product for ROW Administration, under the ROW Development & Commercialization Program.
4.2    Development Plan. Promptly after the CCPS Agreement Effective Date, Celgene will prepare an initial U.S. Development Plan, and the JGC will review and approve such initial U.S. Development Plan, with the goal of coordinating and harmonizing the U.S. Development Plan with the ROW Development Plan. Thereafter, Celgene will update the U.S. Development Plan each calendar year, and the JGC will review and approve any such update or any other amendment to the U.S. Development Plan. In addition, either Party may request at any time that the JGC consider and approve other updates to the U.S. Development Plan. Promptly after the CCPS Agreement Effective Date, Celgene will prepare an initial ROW Development Plan and will provide it to the JGC for purposes of discussion and the goal of coordinating and harmonizing the U.S. Development Plan and the ROW Development Plan. Thereafter, Celgene
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
will update the ROW Development Plan each year and submit it to the JGC for purposes of discussion and the goal of coordinating and harmonizing the U.S. Development Plan and ROW Development Plan. Notwithstanding anything in this CCPS Agreement to the contrary, the Parties acknowledge and agree that (i) Bluebird may decline to perform any Development activity proposed to be conducted by Bluebird in Worldwide Commercialization Plan (excluding Manufacturing of Vectors and associated Payloads), and (ii) the U.S. Development Plan will not include, and Bluebird will have no obligation to perform, any such Development activity that Bluebird has declined to perform (other than the Manufacture of Vectors and associated Payloads), provided that once Bluebird has agreed to perform a Development activity, it will be obligated to perform, and cannot decline to perform, such activity. Further:
(a)    The JGC will set the required form and contents of the U.S. Development Plan. The JGC will seek to coordinate and harmonize the U.S. Development Plan and the ROW Development Plan.
(b)    Neither Party (itself or by or through any others, including any Affiliates or Sublicensees) will take any material action regarding the Development of Elected Candidate or Licensed Product for U.S. Administration unless described in the U.S. Development Plan, provided that the foregoing will not restrict Celgene from taking any action regarding the Development of Elected Candidate or Licensed Product for ROW Administration.
(c)    All Development of Elected Candidate and Licensed Product for U.S. Administration will be conducted under the supervision of the JGC and as part of the U.S. Development & Commercialization Program.
(d)    All Development of Elected Candidate and Licensed Product for ROW Administration will be conducted under the sole control of Celgene and as part of the ROW Development & Commercialization Program. At each calendar quarter meeting of the JGC, Celgene will provide the JGC with an update on the Development of Elected Candidate and Licensed Product by Celgene for ROW Administration. During such meeting, Celgene will disclose to Bluebird all material information regarding such Development.
(e)    Celgene will prepare and maintain, and will cause its Affiliates and Sublicensees to prepare and maintain, reasonably complete and accurate records regarding the Development of Elected Candidate and Licensed Product for ROW Administration. At each calendar quarter meeting of the JGC, Celgene will provide the JGC with a reasonably detailed report regarding such efforts. Such report will contain sufficient detail to enable Bluebird to assess Celgene’s compliance with its Development and Commercialization obligations hereunder, including information with respect to the following: (i) the design, status and results of any animal studies and clinical trials for Licensed Product; and (ii) any regulatory milestones, and any Regulatory Approvals achieved, for Licensed Product. In addition to the foregoing, Celgene will provide Bluebird with such additional information regarding any such activities as Bluebird may reasonably request from time to time.
4.3    Development Budget and Costs. Promptly after the CCPS Agreement Effective Date, and concurrently with the preparation of the U.S. Development Plan, Celgene will prepare
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an initial U.S. Development Budget, which U.S. Development Budget will specify estimated U.S. Development Costs for each calendar year covered by such U.S. Development Budget (as updated pursuant to the following sentence, the “Budgeted U.S. Development Costs”), and the JGC will review and approve, where practicable, such initial U.S. Development Budget at least six (6) months in advance of such U.S. Development Costs being incurred. [***]
5.    Commercialization.
5.1    Generally. Subject to the terms and conditions of this CCPS Agreement, (i) the Parties will assume through the JGC joint responsibility for Commercialization of Licensed Product for U.S. Administration under the U.S. Development & Commercialization Program, and (ii) Celgene will assume sole responsibility for Commercialization of Licensed Product for ROW Administration (including all costs and expenses arising therefrom).
5.2    Commercialization Plan. At such times as the JGC will deem appropriate, the JGC will direct the Parties to mutually prepare a Worldwide Commercialization Plan, and the JGC will review and approve such initial Worldwide Commercialization Plan. Thereafter, the JGC will have one or the other Party (or both) update the Worldwide Commercialization Plan each calendar year, and the JGC will review and approve any such update or any other amendment to the Worldwide Commercialization Plan. Notwithstanding anything in this CCPS Agreement to the contrary, the Parties acknowledge and agree that (i) Bluebird may decline to perform any Commercialization activity proposed to be conducted by Bluebird in the Worldwide Commercialization Plan (other than Manufacturing of Vectors and associated Payloads), and (ii) the Worldwide Commercialization Plan will not include, and Bluebird will have no obligation to perform, any such Commercialization activity that Bluebird has declined to perform, provided that once Bluebird has agreed to perform a Commercialization activity, it will be obligated to perform, and cannot decline to perform, such activity. In addition, either Party may request at any time that the JGC consider and approve other updates to the Worldwide Commercialization Plan. Further:
(a)    The JGC will set the required form and contents of the Worldwide Commercialization Plan. The Worldwide Commercialization Plan will reflect a singular marketing and sales approach worldwide, and will specify, among other things, the number of sales reps in the U.S. for each Party, allocation of regions in the U.S. for each Parties’ sales force, creation of marketing materials, planning for conferences, and other marketing activities.
(b)    Neither Party (itself or by or through any others, including any Affiliates or Sublicensees) will take any material action regarding the Commercialization of Licensed Product unless described in the Worldwide Commercialization Plan or approved by the JGC.
(c)    All Commercialization of Licensed Product for U.S. Administration will be conducted under the supervision of the JGC and as part of the U.S. Development & Commercialization Program.
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(d)    Celgene will have final decision making authority for all Commercialization activities worldwide, including timing of launch and pricing and the Worldwide Development Plan.
5.3    U.S. Commercialization Budget. At such times as the JGC will deem appropriate, and concurrently with the preparation of the initial Worldwide Commercialization Plan, Celgene will prepare an initial U.S. Commercialization Budget, and the JGC will review and approve such initial U.S. Commercialization Budget. [***]
5.4    Commercialization in the ROW. Celgene, directly or through one or more of its Affiliates or Sublicensees, will use Commercially Reasonable Efforts, (i) to Develop Licensed Product in the Field for ROW Administration and to obtain Regulatory Approvals therefor; and (ii) to Commercialize Licensed Product in the Field for ROW Administration after obtaining such Regulatory Approval, in each country in the ROW where Commercializing Licensed Product would be warranted by using Commercially Reasonable Efforts.
5.5    Branding. Subject to further mutual written agreement of the Parties, to the extent permitted by applicable Law and applicable Regulatory Authorities, (i) all Licensed Product sold or distributed for U.S. Administration will have the corporate brands of each Party displayed on an equally prominent basis, and (ii) all Licensed Product sold or distributed for ROW Administration will have the corporate brand of Bluebird displayed on a reasonably prominent basis. At such time as the JGC will deem appropriate, the Parties will enter into appropriate trademark licensing agreements to achieve the foregoing.
5.6    Training; Details.
(a)    Celgene will direct the training of both Parties’ sales representatives and will prepare and implement, in consultation with Bluebird, a training program and training materials for such sales representatives. In addition, Celgene will specify the conduct and content of details (including detail scripts) for the Licensed Product. Bluebird will cause each of its sales representatives assigned to promote the Licensed Product to attend and complete the training program developed by Celgene for the Licensed Product in the United States to assure a consistent, focused promotional strategy and message as and to the extent consistent with applicable Law.
(b)    Each Party will be solely responsible for recruiting, hiring and maintaining its sales force of sales representatives for promotion of the Licensed Product in accordance with its standard procedures and the requirements of this CCPS Agreement. Each Party will be responsible for the activities of its sales representatives, including compliance by its sales representatives with training and detailing requirements. In particular, each Party will provide its sales representatives assigned to promote the Licensed Product with the level of oversight, management, direction and sales support with respect to the promotion of Licensed Product necessary to effectively and efficiently promote the Licensed Product in accordance with the terms of this CCPS Agreement and applicable Law. If Celgene raises any concern with Bluebird regarding the performance or fitness of any Bluebird sales representative, Bluebird will address
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such concerns in a manner consistent with Celgene’s instructions, including removal of such sales representative from the promotion of the Licensed Product.
(c)    Each Party’s sales representatives assigned to promote the Licensed Product will utilize only promotional materials that have been approved by the JGC. All detailing activities conducted by each Party’s sales representatives will be consistent in all material respects with the promotional materials so approved. Each Party will train and instruct their respective sales representatives to make only those statements and claims regarding the Licensed Product, including as to efficacy and safety, that are consistent with the Licensed Product labeling and accompanying inserts and the approved promotional materials.
(d)    Bluebird will have the right, but not the obligation, to provide [***] of the total sales representatives used by both Parties for promotion of Licensed Product. The Worldwide Commercialization Plan will set forth the precise number of Bluebird sales representatives consistent with the foregoing. If Bluebird is not at any particular time able to provide, for any reason, the number of sales representatives specified in the Worldwide Commercialization Plan, then Celgene will have the right to make up such shortfall using its sales representatives until such time as Bluebird is able to provide its agreed upon number of sales representatives. Bluebird will engage sales representatives having the minimum qualifications set forth in Schedule 5.6. [***]
(e)    Each Party will provide the JGC with a report, as soon as practicable but in no event later than forty-five (45) days following the end of each calendar quarter during the Term, setting forth the number of details made by its sales representatives of Licensed Product in the United States during such calendar quarter. Costs and expenses for sales representatives will be charged to the Profit & Loss Share on an FTE basis.
(f)    Each Party will maintain records and otherwise establish procedures to ensure compliance with all applicable Laws and professional requirements that apply to the promotion and marketing of the Licensed Product, including compliance with the PhRMA Code on Interactions with Healthcare Professionals.
(g)    Celgene will have sole authority to execute medical and scientific affairs and programs, including professional symposia and other educational activities, and medical affairs studies based upon approved protocols. Celgene will have sole authority over all medical affairs activities relating to the Licensed Product, including medical information support and medical communications and publishing activities. The Parties acknowledge that each Party may receive requests for medical information concerning the Licensed Product from members of the medical professions and consumers. Celgene will have the exclusive right to respond to questions and requests for information about the Licensed Product received from such Persons that (i) warrant a response beyond the understanding of the sales representatives or (ii) are beyond the scope of the Licensed Product labels and inserts (each such request, an “Information Request”). If Information Requests are received by Bluebird, the request will be referred to Celgene’s medical information department or appointed Third Party vendor to which Celgene has instructed Bluebird in writing to refer Information Requests.
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6.    Regulatory.
6.1    Generally. Subject to Section 6.2 and the last sentence of Section 4.1, as of and after the CCPS Agreement Effective Date, subject to the terms and conditions of this CCPS Agreement, the Parties will assume through the JGC joint responsibility for all regulatory matters regarding seeking Regulatory Approval for Elected Candidate and Licensed Product for U.S. Administration, including interacting with Regulatory Authorities in connection therewith, before and after Regulatory Approval of Licensed Product. Celgene will have sole responsibility for all regulatory matters regarding seeking Regulatory Approval for Elected Candidate and Licensed Product for ROW Administration, including interacting with Regulatory Authorities in connection therewith, before and after Regulatory Approval of Licensed Product. Further:
(a)    Prior to Regulatory Approval of Licensed Product for U.S. Administration, any such regulatory activities for Elected Candidate and such Licensed Product will be included in and will be part of the U.S. Development Plan (and thus subject to Section 4.2(a)) and the U.S. Development & Commercialization Program.
(b)    Prior to Regulatory Approval of Licensed Product for ROW Administration, any such regulatory activities for Elected Candidate and such Licensed Product will be included in and will be part of the ROW Development Plan and the ROW Development & Commercialization Program.
(c)    After any such Regulatory Approval for such Licensed Product for U.S. Administration, any such regulatory activities for U.S. Administration will be included in and will be part of the Worldwide Commercialization Plan and the U.S. Development & Commercialization Program.
(d)    After any such Regulatory Approval for such Licensed Product for ROW Administration, any such regulatory activities for ROW Administration will be included in and will be part of the Worldwide Commercialization Plan and the ROW Development & Commercialization Program.
(e)    Neither Party (itself or by or through any others, including any Affiliates or Sublicensees) will take any material action regarding any such regulatory activities unless described in the U.S. Development Plan, ROW Development Plan or the U.S. Commercialization Plan.
(f)    Celgene will deploy and administer any REMS or other safety monitoring activity implemented for the Licensed Product, and be responsible for all pharmacovigilance activities for the Licensed Product.
6.2    Roles. Subject to Section 6.1, Celgene will take the lead and have final authority with respect to any regulatory activities for seeking Regulatory Approval for Elected Candidate and Licensed Product worldwide. Bluebird will have the right (i) to review and provide comments on all Regulatory Data, Regulatory Filings and Regulatory Approvals for U.S. Administration regarding such activities, which comments will be included if reasonable, and
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(ii) participate in all meeting with any Regulatory Authorities in the United States regarding such activities.
6.3    Ownership. All Regulatory Filings for Elected Candidate and Licensed Product worldwide will be made by Celgene, in Celgene’s name, and all Regulatory Filings and Regulatory Approvals for Elected Candidate and Licensed Product worldwide will be solely owned by Celgene.
7.    Manufacture and Supply.
7.1    Generally. As of and after the CCPS Agreement Effective Date, subject to the terms and conditions of this CCPS Agreement, (i) the Parties will assume through the JGC joint responsibility for (1) Manufacture of Elected Candidate and Licensed Product for Development and (2) Manufacture of Licensed Product for Commercialization for U.S. Administration, each under the Development & U.S. Commercialization Program, and (ii) Celgene will assume sole responsibility for Manufacturing Licensed Product for Commercialization for ROW Administration and, subject to Section 7.4, Celgene will purchase Vector Supply from Bluebird or its designee for such purpose.
7.2    Manufacturing for Development and Commercialization for U.S. Administration. Prior to Regulatory Approval of Licensed Product in any country, any Manufacturing activities for Development of Elected Candidate and such Licensed Product will be included in and will be part of the Worldwide Manufacturing Plan. After any such Regulatory Approval for such Licensed Product in the United States, any Manufacturing activities for Commercialization of Licensed Product for U.S. Administration will be included in and will be part of the U.S. Commercialization Plan and the U.S. Development and Commercialization Program. Neither Party (itself or by or through any others, including any Affiliates or Sublicensees) will take any material action regarding any such Manufacturing activities unless described in the Worldwide Manufacturing Plan or the U.S. Commercialization Plan, unless approved by the JGC.
7.3    Manufacturing for ROW Administration. Prior to Regulatory Approval of Licensed Product in any country in the ROW, Celgene will provide to the JGC a Manufacturing plan for the ROW in form and substance at least as detailed as the applicable section of the U.S. Commercialization Plan (including covering the applicable three-year time period) (the “ROW Post-Approval Manufacturing Plan”). Celgene (itself or by or through any others, including any Affiliates or Sublicensees) will not materially deviate from the then current ROW Post-Approval Manufacturing Plan when Manufacturing Licensed Product for Commercialization for ROW Administration without first notifying the JGC in writing and providing an updated ROW Post-Approval Manufacturing Plan.
7.4    Vector Manufacturing. Notwithstanding this Section 7:
(a)    Generally. Bluebird will have the sole right to Manufacture Vector Supply for the Development and Commercialization of Elected Candidate and Licensed Product worldwide, and Celgene will have no rights with respect thereto except as provided in Section 7.4(b)(iv). Except as provided in Section 7.4(b)(iv) or in the Manufacturing and Supply
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Agreement, neither Celgene nor any Affiliate of Celgene (nor any others on behalf of or under license or sublicense from Celgene or any of its Affiliates) will Manufacture (i) any Vector and associated Payload for Licensed Product or (ii) Licensed Product, except for the Manufacture of Licensed Product using Vector Supply supplied by or on behalf of Bluebird. Except as provided in Section 7.4(b)(iv) or in the Manufacturing and Supply Agreement, Celgene and its Affiliates and Sublicensees will purchase all Vector Supply exclusively from Bluebird or its designee.
(b)    Vector Supply Terms.
(i)    Except as provided in this Section 7.4(b)(iv) or in the Manufacturing and Supply Agreement, Bluebird and its Affiliates will Manufacture, or cause a Third Party to Manufacture, all Vector Supply for all Elected Candidate and Licensed Product required for clinical Development and Commercialization in the Field worldwide, and will have the right to make all necessary decisions regarding arrangements with Third Party manufacturers, provided that Bluebird will reasonably consult with Celgene with respect to all such arrangements and obtain Celgene’s prior written consent, which will not be unreasonably withheld, conditioned or delayed. [***]
(ii)    The Parties will enter into a “Manufacturing and Supply Agreement,” between each other or among the Parties and an Affiliate or a Third Party, covering Vector Supply as soon as reasonably practicable after the CCPS Agreement Effective Date, which agreement will be consistent with and supersede the terms of this Section 7.4(b) and will otherwise be subject in all respects to the terms and conditions of this CCPS Agreement.
(iii)    The cost to Celgene of Vector Supply for Commercialization for ROW Administration will equal [***], unless otherwise agreed by the Parties in writing. The cost of Vector Supply for Commercialization for U.S. Administration will be included in the Cost of Goods Sold. The cost of Vector Supply for Development will be included in the U.S. Development Costs, subject to adjustment as provided therein.
(iv)    The Manufacturing and Supply Agreement will include the terms set forth in Appendix K, including terms permitting Celgene to establish “back-up” and/or “second source” rights for Vector Supply and license grants from Celgene to Bluebird under the Celgene Licensed IP to the extent necessary or useful for Bluebird to Manufacture Vector Supply. [***]
(v)    At Celgene’s request, Bluebird will cooperate with Celgene’s reasonable requests, at Celgene’s cost and expense, to engage in a technology transfer to allow Celgene, in accordance with Section 7.4(b), to Manufacture Vector Supply (through the first commercial batch of Vector Supply) itself or by through its designated Third Party manufacturer, by transferring all Know-How, Materials, technology and trade secrets Controlled by Bluebird or its Affiliates that are necessary to Manufacture Vector Supply, thereby enabling Celgene (or such Third Party) to Manufacture the Vector Supply.
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(vi)    Any purchase of Vector Supply from Bluebird or its designee will expressly not include any license rights to any Know-How or Patents, but instead all licenses (implied, by exhaustion or otherwise) will arise under Section 10.1, if and as applicable.
(vii)    For the purpose of this CCPS Agreement, certain words and phrases (and their correlatives) relating to Manufacturing will have the meanings set forth on Appendix K.
8.    Supporting Provisions for Development and Commercialization.
8.1    Co-Co Licenses. In the event that through the JGC the Parties identify Patents, Know-How or Materials of a Third Party that are necessary to Develop and Commercialize Elected Candidate and Licensed Product worldwide, upon JGC recommendation, one or the other Party (or both) will use commercially reasonable efforts to obtain a license or other rights to such Patents, Know-How or Materials for use in connection with the performance of such Development and Commercialization (“Co-Co In-Licenses”). Prior to entering into any Co-Co In-License, the contracting Party will provide a draft copy to the other Party and the other Party will have the right to review and provide comments to such proposed Co-Co In-License. Neither Party will enter into a Co-Co In-License without the prior approval of the JGC, provided that Celgene will be free to enter into any Co-Co In-License for ROW Administration notwithstanding this Section 8.1. If a Party enters into any Co-Co In-Licenses during the CCPS Agreement Term, Appendix E hereto will be updated accordingly to include such Co-Co In-Licenses.
8.2    Records. Each Party will maintain, or cause to be maintained, records of its activities under this CCPS Agreement (including the Development & U.S. Commercialization Program) in sufficient detail and in good manner appropriate for research. Development, Commercialization, scientific, Patent and regulatory purposes, that will properly reflect all work included in the Development & U.S. Commercialization Program and under this CCPS Agreement, for a period of at least ten (10) years after the creation of such records. Each Party will have the right to request a copy of any such records.
8.3    Materials.
(a)    Each Party will, during the CCPS Agreement Term, as a matter of course under the U.S. Development & Commercialization Program or ROW Development & Commercialization Program (collectively the “Development & U.S. Commercialization Program”) or upon the other Party’s reasonable written request, furnish to each other samples of Materials that are in such Party’s Control and are necessary for the other Party to carry out its responsibilities hereunder.
(b)    Each Party will use such Materials only in accordance with the Development & U.S. Commercialization Program and otherwise in accordance with the terms and conditions of this CCPS Agreement and any instructions provided by the Party furnishing the Materials. Except with the prior written consent of the supplying Party (such consent not to
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be unreasonably withheld, delayed or conditioned), the Party receiving any Materials will not distribute or otherwise allow the release of Materials to any Affiliate (other than wholly-owned subsidiaries) or Third Party, except for subcontracting as permitted hereunder. All Materials delivered to the receiving Party will remain the sole property of the supplying Party and will be used in compliance with all applicable Law. The Materials supplied under this CCPS Agreement will be used with prudence and appropriate caution in any experimental work because not all of their characteristics may be known.
8.4    Permitted Subcontracting. Each Party may subcontract any of its activities to be performed under the Development & U.S. Commercialization Program to an Affiliate or Third Party, provided that any such Affiliate or Third Party will have entered into a written agreement with such Party that includes terms and conditions protecting and limiting use and disclosure of Confidential Information and Materials and Know-How at least to the same extent as under this CCPS Agreement, and requiring such Affiliate or Third Party and its personnel to assign to such Party all right, title and interest in and to any Patents, Know-How and Materials created, conceived or developed in connection with the performance of subcontracted activities to the extent required to research, Develop, Manufacture and Commercialize Elected Candidate and Licensed Product, provided that with respect to Third Parties that are academic or other non-commercial Persons, a Party will be required only to use commercially reasonable efforts to obtain such assignment. Any such subcontracting activities will be described in the reports for the Collaboration Program required by Section 8.5.
8.5    Reports. The Parties will prepare and provide to the other Party such reports regarding their activities under this CCPS Agreement as the JGC may reasonably require. In addition, each Party will disclose to the other Party information regarding those activities as such Party may reasonable request. Without limiting the foregoing, each Party will prepare and maintain, and will cause its Affiliates and Sublicensees to prepare and maintain, reasonably complete and accurate records regarding the Development of Elected Candidate and Licensed Product, and Commercialization of Licensed Product worldwide after Regulatory Approval therefor. Each Party will provide to the other Party a reasonably detailed report regarding such efforts at least once every calendar year (and more frequently if required by the JGC). Such report will contain sufficient detail to enable a Party to assess the other Party’s compliance with its Development and Commercialization obligations hereunder (including under the Development & U.S. Commercialization Program), including information with respect to the following: (i) the design, status and results of any animal studies and clinical trials for Licensed Product; (ii) any regulatory milestones, and any Regulatory Approvals achieved, for Licensed Product; and (iii) activities with respect to selling, promoting, supporting, detailing and marketing of Licensed Product.
9.    In-Licenses.
9.1    Applicable Bluebird In-Licenses and Other IP.
(a)    Maintenance of Applicable Bluebird In-Licenses. Bluebird (i) will duly perform and observe all of its obligations under the Applicable Bluebird In-Licenses in all
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material respects and maintain in full force and effect the Applicable Bluebird In-Licenses, and (ii) will not, without Celgene’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), (1) amend, modify, restate, cancel, supplement or waive any provision of any Applicable Bluebird In-License, or grant any consent thereunder, or agree to do any of the foregoing, or (2) exercise any right to terminate any Applicable Bluebird In-License in each case ((1) and (2)) that would reasonably be expected to adversely affect in any respect the rights of Celgene under this CCPS Agreement, provided that Bluebird will provide prior written notice to Celgene of all of the foregoing notwithstanding whether or not any of the foregoing would reasonably be expected to adversely affect in any respect the rights of Celgene under this CCPS Agreement. Bluebird will provide Celgene with written notice as promptly as practicable (and in any event within five (5) business days) after becoming aware of any of the following: (A) any material breach or default by Bluebird or any of its Affiliates of any covenant, agreement or other provision of any Applicable Bluebird In-License, (B) any notice or claim from the counterparty to any Applicable Bluebird In-License terminating or providing notice of termination of any Applicable Bluebird In-License, (C) any notice or claim alleging any breach of default under any Applicable Bluebird In-License, or (D) the existence of any facts, circumstances or events which alone or together with other facts, circumstances or events would reasonably be expected (with or without the giving of notice or passage of time or both) to give rise to a breach of or default under or right to terminate any Applicable Bluebird In-License. If Bluebird fails to pay any amounts due under any Applicable Bluebird In-License and if such nonpayment would permit the counterparty to such Applicable Bluebird In-License to terminate or suspend the same or any rights thereunder, Celgene will have the right, but not the obligation, in its sole discretion, to pay such amounts on Bluebird’s behalf, and any amounts so paid by Celgene may be taken by Celgene as a credit against any amounts payable to Bluebird under this CCPS Agreement.
(b)    Maintenance of Co-Co In-Licenses. The contracting Party to any Co-Co In-License (i) will duly perform and observe all of its obligations under the Co-Co In-License in all material respects and maintain in full force and effect the Co-Co In-License, and (ii) will not, without the other Party’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), (1) amend, modify, restate, cancel, supplement or waive any provision of any Co-Co In-License, or grant any consent thereunder, or agree to do any of the foregoing, or (2) exercise any right to terminate any Co-Co In-License in each case ((1) and (2)) that would reasonably be expected to adversely affect in any respect the rights of the non-contracting Party under this CCPS Agreement, provided that the contracting Party will provide prior written notice to the non-contracting Party of all of the foregoing notwithstanding whether or not any of the foregoing would reasonably be expected to adversely affect in any respect the rights of the non-contracting Party under this CCPS Agreement. The contracting Party to any Co-Co In-License will provide the other Party with written notice as promptly as practicable (and in any event within five (5) business days) after becoming aware of any of the following: (A) any material breach or default by such contracting Party or any of its Affiliates of any covenant, agreement or other provision of the Co-Co In-License, (B) any notice or claim from the counterparty to the Co-Co In-License terminating or providing notice of termination of the Co-Co In-License, (C) any notice or claim alleging any breach of default under the Co-Co In-License, or (D) the
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existence of any facts, circumstances or events which alone or together with other facts, circumstances or events would reasonably be expected (with or without the giving of notice or passage of time or both) to give rise to a breach of or default under or right to terminate the Co-Co In-License. If the contracting Party to a Co-Co In-License fails to pay any amounts due under such Co-Co In-License and if such nonpayment would permit the counterparty to such Co-Co In-License to terminate or suspend the same or any rights thereunder, the other Party will have the right, but not the obligation, in its sole discretion, to pay such amounts on the other Party’s behalf, and any amounts so paid by such other Party may be taken by such other Party as a credit against any amounts payable to the other Party under this CCPS Agreement.
(c)    [***]
(d)    Applicable Bluebird In-License Requirements. Celgene will abide, and will cause all its Affiliates and applicable Sublicensees to abide, by all requirements of each Applicable Bluebird In-License in all material respects (and in any case in all respects in the case that failure to so abide would result in a breach under the Applicable Bluebird In-License), to the extent applicable to sublicensees thereunder and to the extent disclosed by Bluebird to Celgene, with the understanding that disclosure by Bluebird of any Applicable Bluebird In-License to Celgene will be deemed disclosure of such requirements of such Applicable Bluebird In-License to Celgene. In the event of a termination of any Applicable Bluebird In-License, Bluebird agrees, to the extent requested by Celgene, to reasonably assist Celgene in securing a direct license from the applicable licensor under any Patents, Materials and Know-How that was licensed to Bluebird and sublicensed to Celgene hereunder prior to such termination. In addition, Bluebird agrees, if requested by Celgene, to reasonably assist Celgene in securing a standby license from the applicable licensor under any Patents, Materials and Know-How that are licensed to Bluebird and sublicensed to Celgene.
(e)    Applicable Co-Co In-License Requirements. Each non-contracting Party to a Co-Co In-License will abide, and will cause all its Affiliates and applicable Sublicensees to abide, by all requirements of each such Co-Co In-License in all material respects (and in any case in all respects in the case that failure to so abide would result in a breach under the Co-Co In-License), to the extent applicable to sublicensees thereunder and to the extent disclosed by the contracting Party to the non-contracting Party, with the understanding that disclosure by the contracting Party of any Co-Co In-License to the non-contracting Party will be deemed disclosure of such requirements of such Co-Co In-License to the non-contracting Party. In the event of a termination of any Co-Co In-License, the contracting Party agrees, to the extent requested by the non-contracting Party, to reasonably assist the non-contracting Party in securing a direct license from the applicable licensor under any Patents, Materials and Know-How that was licensed to the contracting Party and sublicensed to the non-contracting Party hereunder prior to such termination. In addition, the contracting Party agrees, if requested by the non-contracting Party, to reasonably assist the non-contracting Party in securing a standby license from the applicable licensor under any Patents, Materials and Know-How that are licensed to the contracting Party and sublicensed to the non-contracting Party hereunder. [***]
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10.    License Grants.
10.1    Development and Commercialization Licenses by Bluebird. Subject to the terms and conditions of this CCPS Agreement, Bluebird hereby grants to Celgene:
(a)    a co-exclusive (with Bluebird and its Affiliates) license, with the right to sublicense only as permitted by Section 10.3, under Bluebird Licensed IP and Bluebird Regulatory Rights, (i) to Develop (including for clarity Manufacture) Elected Candidate and Licensed Product for U.S. Administration and (ii) to Commercialize (including for clarity Manufacture) Licensed Product for U.S. Administration;
(b)    a worldwide, exclusive (even as to Bluebird) license, with the right to sublicense only as permitted by Section 10.3, under Bluebird Licensed IP and Bluebird Regulatory Rights, (i) Develop (including for clarity Manufacture (other than Vectors)) Elected Candidate and Licensed Product for ROW Administration and (ii) to Commercialize (including for clarity Manufacture (other than Vectors)) Licensed Product for ROW Administration; and
(c)    a worldwide, co-exclusive (with Bluebird and its Affiliates) license, with the right to sublicense only as permitted by Section 10.3, under Bluebird Licensed IP and Bluebird Regulatory Rights, to Manufacture Vectors and associated Payloads for Licensed Product for ROW Administration.
Further, (i) the foregoing licenses to Bluebird Regulatory Rights include the right to reference same, (ii) the licenses to Commercialize granted in this Section 10.1 will cover only the sale and offer for sale of Licensed Product in finished form and not the sale or offer for sale of Vectors and associated Payloads (other than as and to the extent incorporated in the Licensed Product), and (iii) rights to Manufacture Vectors and associated Payloads are included within the scope of the licenses granted to Celgene under this Section 10.1, which rights are subject to the terms and conditions of Section 7.4(b).
10.2    Development and Commercialization Covenant Not To Sue by Celgene.
(a)    Subject to the terms and conditions of this CCPS Agreement, Celgene agrees that neither it nor its Affiliates will sue, assert any claim against, or otherwise participate in any action or proceeding against Bluebird or any of its Affiliates, sublicensees, contractors (including suppliers and manufacturers) or agents, or cause or authorize any Person to do any of the foregoing, under the Celgene Licensed IP and Celgene Regulatory Rights, with respect to Bluebird’s (i) Development (including for clarity Manufacture) of Elected Candidate and Licensed Product for U.S. Administration and (ii) Commercialization (including for clarity Manufacture) of Licensed Product for U.S. Administration, all as part of the Development & U.S. Commercialization Program; and (iii) Manufacture of Vectors and associated Payloads for Licensed Product for ROW Administration.
(b)    Celgene will require that any Person that takes after the CCPS Agreement Effective Date any license or right in or to any Celgene Licensed IP and Celgene Regulatory
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Rights that is subject to the covenant not to sue in Section 10.2(a) is subject to the covenants not to sue set forth in this Section 10.2.
For clarity, (i) the foregoing covenants not to sue regarding Celgene Regulatory Rights includes the right to reference same, (ii) such covenants not to sue with respect to the Commercialization granted in this Section 10.2 will cover only the sale and offer for sale of Licensed Product in finished form, and (iii) Manufacture of Vectors and associated Payloads is included within the scope of the covenants not to sue granted to Bluebird under this Section 10.2.
10.3    Licensing and Sublicensing Rights.
(a)    Transfer. The licenses and covenants granted in Sections 10.1 and 10.2 are transferable only upon a permitted assignment of this CCPS Agreement in accordance with Section 18.12.
(b)    Other Licenses. Either Party can grant licenses to its own Licensed IP to its Affiliates and other Third Parties, subject to the terms of this CCPS Agreement (including the exclusivity and co-exclusivity provided for in the licenses granted in Sections 10.1 and 10.2).
(c)    Sublicenses. The licenses and covenants granted in Sections 10.1 and 10.2 may be sublicensed, in full or in part, by the licensee Party by a written agreement to its Affiliates and Third Parties (with the right to sublicense through multiple tiers), provided, that as a condition precedent to and requirement of any such sublicense:
(i)    Celgene will obtain Bluebird’s written consent prior to granting to a Third Party any sublicense of the licenses granted by Bluebird in Section 10.1 with respect to the Development or Commercialization of Licensed Product for U.S. Administration (such consent not to be unreasonably withheld, delayed or conditioned).
(ii)    Bluebird will obtain Celgene’s written consent prior to granting to a Third Party any sublicense of the covenant not to sue granted by Celgene in Section 10.2, or any other right to license, with respect to the Development or Commercialization of Licensed Product for U.S. Administration (such consent not to be unreasonably withheld, delayed or conditioned).
(iii)    The licensee Party will provide the licensor Party with a copy of any sublicense agreement with a non-Affiliated Sublicensee within thirty (30) days of execution thereof, and to the extent permitted under any Applicable Bluebird In-License, such sublicense agreement may be redacted as necessary to protect commercially sensitive information;
(iv)    The licensor Party will be responsible for any and all obligations of such Sublicensee as if such Sublicensee were such licensee Party hereunder;
(v)    Any such Sublicensee will agree in writing to be bound by substantially identical obligations as such licensee Party hereunder with respect to the activities of such Sublicensee hereunder (and not with respect to the activities of any
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
other), including any Know-How disclosure obligations such licensee Party has to the licensor Party hereunder with respect to the activities of such Sublicensee hereunder (but excluding payment obligations); and
(vi)    The licensor Party will be made an express third-party beneficiary of any such Sublicensee’s obligations under such sublicense agreement that relate to compliance with the terms and conditions of this CCPS Agreement.
10.4    Exclusivity.
(a)    During the CCPS Agreement Term, neither Party nor its Affiliates (nor any others on behalf of or with, or under license (including a covenant not to sue) or sublicense from, such Party or any of its Affiliates) will research, Develop, Manufacture or Commercialize any actual or potential products (including Vectors and associated Payloads) to be used in the Field (which, for the purposes of this Section 10.4(a), will include all indications and will not be limited to cancer) that specifically target the Target Antigen, other than pursuant to this CCPS Agreement (which includes, for avoidance of doubt, research, Development, Manufacture and Commercialization of improved and modified versions of the Licensed Product by Celgene) or any other Development & U.S. Commercialization Agreement (which includes, for avoidance of doubt, research, Development, Manufacture and Commercialization of improved and modified versions of the Licensed Product pursuant to this CCPS Agreement).
(b)    Notwithstanding Section 10.4(a), if (i) a Business Combination occurs with respect to either Party with a Third Party or (ii) a Party acquires a Third Party (including by a merger or consolidation) so that such Third Party becomes an Affiliate over which the acquiring Party has control (as defined in the definition of Affiliate), or (iii) a Party acquires all or substantially all of the assets of a Third Party (including any Subsidiaries or divisions thereof) (each of (i), (ii) and (iii), a “Business Acquisition”; such Party, the “Business Party”), and, in each case, the Third Party (or any of such Third Party’s Affiliates or any successors or assigns of such Third Party or such Third Party’s Affiliates, other than the Business Party and its Affiliates as of the Business Acquisition) (a) already has, or the acquired assets contain, as applicable, a program that existed prior to, or was planned prior to and is demonstrably to be implemented shortly after, the Business Acquisition or (b) initiates and pursues a new program following such Business Acquisition, in each case that would otherwise violate Section 10.4(a) (a “Business Program”), then such Third Party (or any of such Third Party’s Affiliates or any successors or assigns of such Third Party or such Third Party’s Affiliates, other than the Business Party and its Affiliates as of the Business Acquisition), as applicable, will be permitted to initiate, pursue and continue such Business Program after such Business Acquisition and such initiation, pursuit and continuation will not constitute a violation of Section 10.4(a); provided however that (A) none of the Bluebird Licensed IP or Celgene Licensed IP, as the case may be, or other Patents, Materials or Know-How Controlled by the other Party and, in each case, licensed to the Business Party will be used in the Business Program, and (B) the research or Development activities required under this CCPS Agreement will be conducted separately from any research or Development activities directed to such Business Program, including the maintenance of separate lab notebooks and records (password-protected to the extent kept on a computer network) and separate personnel
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working on each of the activities under this CCPS Agreement and the activities covered under such Business Program. [***]
10.5    Contract Manufacturers. Subject to the terms and conditions of this CCPS Agreement, either Party will have the right to appoint by a written agreement “contract manufacturers”, meaning any Third Party or Affiliate of such Party that Manufactures Licensed Product (or components therefor, including for Bluebird, Vectors and associated Payloads) for re-sale, but who itself is not a “Sublicensee” hereunder and thereby exercises “have made” rights granted by the other Party hereunder, as applicable, as well as “contract research organizations” and other providers performing services on a Party’s behalf, none of which will be deemed a “Sublicensee” hereunder. Such Party will be responsible for any such contract manufacturer, contract research organization or service provider hereunder, and further will require any such contract manufacturer, contract research organization or service provider to agree in writing to comply with Sections 10.6 and 15.
10.6    No Implied Rights. No license, sublicense or other right is or will be created or granted hereunder by implication, estoppel or otherwise. Any licenses, sublicenses or rights will be granted only as expressly provided in this CCPS Agreement. Neither Party will practice or otherwise use any Licensed IP of the other Party other than in accordance with the licenses granted in Section 10.1 and Section 10.2, as applicable.
10.7    Additional IP; Other In-Licenses.
(a)    Additional IP. Except as set forth in Section 10.7(b), Celgene may, on or after the CCPS Agreement Effective Date, elect to include within the scope of the Bluebird Licensed IP any Know-How, Material, Patent, Regulatory Data, Regulatory Filings or Regulatory Approvals (“Additional Bluebird IP”), that would be Controlled by Bluebird but for required payments of Additional Payments to a Third Party, by (i) providing notice to Bluebird of same and (ii) agreeing to pay and in fact paying all Additional Payments with respect to Celgene’s access or license to such Additional Bluebird IP. Following Bluebird’s receipt of such notice and subject to Celgene’s performance of its obligations to pay any Additional Payments with respect to Celgene’s access or license to such Additional Bluebird IP, such Additional Bluebird IP will be deemed Bluebird Licensed IP hereunder. For avoidance of doubt, this Section 10.7(a) does not apply to Know-How, Materials, Patents, Regulatory Data, Regulatory Filings or Regulatory Approvals licensed to Bluebird under the Applicable Bluebird In-Licenses, all of which are deemed Controlled by Bluebird notwithstanding the terms of this Section 10.7(a).
(b)    Other In-Licenses. Celgene may, on or after the CCPS Agreement Effective Date, elect to convert any Other In-License to an Applicable New In-License by providing notice to Bluebird of same. Upon Bluebird’s receipt of such notice, such Other In-License will be an Applicable New In-License hereunder, Appendix B will automatically be updated to include such New In-License and the provisions of this CCPS Agreement applicable to New In-Licenses, including Section 11.1, will apply with respect to such Other In-License.
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10.8    Section 365(n) of the Bankruptcy Code. All rights and licenses granted pursuant to any section of this CCPS Agreement are, and will be deemed to be, rights and licenses to “intellectual property” (as defined in Section 101(35A) of title 11 of the United States Code and of any similar provisions of applicable Laws under any other jurisdiction (the “Bankruptcy Code”)). Each Party agrees that the other Party, as a licensee of rights and licenses under this CCPS Agreement, will retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party under the Bankruptcy Code or analogous provisions of applicable Law outside the United States, the other Party will be entitled to a complete duplicate of (or complete access to, as appropriate) any intellectual property licensed to it and all embodiments of such intellectual property, which, if not already in its possession, will be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon such other Party’s written request therefor, unless the Party involved in the bankruptcy proceeding elects to continue to perform all of its obligations under this CCPS Agreement or (b) if not delivered under clause (a), following the rejection of this CCPS Agreement by the Party in the bankruptcy proceeding upon written request therefor by the other Party.
11.    Payments and Royalties.
11.1    Payments for In-Licenses.
(a)    United States. With respect to the Development and Commercialization of Elected Candidate and Licensed Product for U.S. Administration hereunder, if any payments become due under any Applicable Pre-Existing In-License, Applicable New In-Licenses, Co-Co In-Licenses or Celgene Licensed Product In-License during the CCPS Agreement Term, the contracting Party thereto will pay same and such payment will be treated as U.S. Development Expenses or Allowable Expenses, as appropriate, provided [***].
(b)    ROW. With respect to the Development and Commercialization of Elected Candidate and Licensed Product for ROW Administration hereunder (including the Manufacture of Vectors and associated Payloads therefor pursuant to Section 7.2):
(i)    Applicable Pre-Existing In-Licenses. If any In-License Payment becomes due under any Applicable Pre-Existing In-License during the CCPS Agreement Term, Bluebird will pay same, provided that Celgene will reimburse Bluebird for any such In-License Payment applicable to ROW Administration within thirty (30) days of Celgene’s receipt of Bluebird’s written invoice therefor, which In-License Payments (other than payments that are royalties) will not exceed [***], and subject to Section 13.1. Any such reimbursement by Celgene to Bluebird (1) is in addition to and not in lieu of the other payments required by this Section 11 and (2) will not be subject to Section 11.3(d).
(ii)    Applicable New In-Licenses. Celgene may elect to take a sublicense under any New In-License of Bluebird or its Affiliates and upon such election, such New In-License will be an Applicable New In-License hereunder for all purposes. For the purposes of determining the Parties’ respective payment obligations, all
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Applicable New In-Licenses as of and following the CCPS Agreement Effective Date will be listed on Appendix B. If any In-License Payment becomes due under any Applicable New In-License during the CCPS Agreement Term with respect to ROW Administration, Bluebird will pay same and, subject to Section 13.1, Celgene will reimburse Bluebird for (i) [***] of such payment that are royalties, which royalties will be subject to Section 11.3(d), and (ii) [***] of such payment that are not royalties, in each case ((i) and (ii)) within thirty (30) days of receipt of Bluebird’s written invoice therefor. If Celgene elects to convert an Other In-License to an Applicable In-License pursuant to Section 10.7(b), Celgene will reimburse Bluebird for [***] of any In-License Payments that became due under such Applicable New In-License during the CCPS Agreement Term with respect to ROW Administration to the same extent as if such Applicable New In-License was designated as such as of the CCPS Agreement Effective Date, including with respect to applicable Patent Costs in accordance with Section 6.1, provided that Bluebird provides Celgene with a reasonable accounting of same. If any In-License Payments are royalties due under any Applicable New In-License during the CCPS Agreement Term with respect to Licensed Product for ROW Administration, such royalties will be subject to Section 11.3(d). To the extent that any grant of a sublicense by Celgene or any Sublicensees under an Applicable New In-License triggers a payment obligation under such Applicable New In-License, Bluebird will pay same and Celgene will reimburse Bluebird for [***] of such payment within thirty (30) days of receipt of Bluebird’s written invoice therefor. To the extent that any grant of a sublicense by Bluebird or any Sublicensees under a Celgene Licensed Product In-License triggers a payment obligation under such Celgene Licensed Product In-License, Celgene will pay same and Bluebird will reimburse Celgene for [***] of such payment within thirty (30) days of receipt of Celgene’s written invoice therefor.
(iii)    If any payments become due under any Co-Co In-Licenses during the CCPS Agreement Term with respect to Licensed Product for ROW Administration, the contracting Party will pay same, and further if Bluebird is the contracting Party, Celgene will reimburse Bluebird for such payment within thirty (30) days upon receipt of Bluebird’s written invoice therefor, subject to Section 13.1. Any such reimbursement by Celgene to Bluebird (1) is in addition to and not in lieu of the other payments required by this Section 11 and (2) will not be subject to Section 11.3(d). If any payments are royalties due under any Co-Co In-License during the CCPS Agreement Term with respect to Licensed Product for ROW Administration, such royalties will be subject to Section 11.3(d).
(iv)    If any payments become due under any Celgene Licensed Product In-License with respect to Licensed Product for ROW Administration, Bluebird will be responsible for [***] of such payments as provided in Section 4.1(e) of the Master Collaboration Agreement, provided that if any such payments are royalties with respect to Licensed Product for ROW Administration, such royalties will be subject to Section 11.3(d).
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11.2    Milestone Payments.
(a)    Generally. Celgene will make milestone payments (each, a “Milestone Payment”) to Bluebird upon the occurrence of each of the milestones events (each, a “Milestone Event”) as set forth below in this Section 11.2. Each of the Milestone Payments will be payable to Bluebird by Celgene within forty-five (45) days of the achievement of the specified Milestone Event, and such payments when owed or paid will be non-refundable and non-creditable, and not subject to set-off, except as otherwise set forth in Sections 4.3(c), 9.1(a), 9.1(b), 17.3(c) and 17.6 hereof or Sections 4.1(e), 4.3 and 10.6 of the Master Collaboration Agreement. Except with respect to Modified Licensed Products, each of the Milestone Payments are payable only once in total under this CCPS Agreement, whether achieved by one or more Licensed Products. Notwithstanding the foregoing, Bluebird will be entitled to receive [***] of the Milestone Payments below, other than the Milestone Payment for the first Milestone Event [***], for the [***] for each new Modified Licensed Product.
(b)    Development Milestones.
[***]
11.3    Royalties for Licensed Product for ROW Administration.
(a)    Rates. Subject to the remainder of this Section 11.3, Celgene will pay to Bluebird running royalties, on a Licensed Product-by-Licensed Product basis, based on the total aggregate annual Net Sales by Selling Parties of such Licensed Product for ROW Administration in a given calendar year based on the Royalty Rate in the table set forth below.
[***]
By way of example, in a given calendar year, if the aggregate annual Net Sales for a Licensed Product for ROW Administration is [***], the following royalty payment would be payable for those Net Sales under this Section 11.3(a): [***]
The Parties acknowledge and agree that for the purposes of calculating royalties under this Section 11.3(a), the country of sale for Licensed Product will be deemed to be the country in which such Licensed Product is administered to a patient.
(b)    Royalty Term. Royalties under Section 11.3(a) will be payable, on a Licensed Product-by-Licensed Product and country-by-country basis, on the Net Sales of any Licensed Product for ROW Administration if at least one of the following two (2) conditions apply:
(i)    if one or more Valid Claims within any of Patents included within the Bluebird Licensed IP Covers in such country such Licensed Product for ROW Administration [***].
(c)    Royalty Reduction. If Licensed Product is royalty-bearing only on account of Section 11.3(b)(ii), then the royalty rates set forth in Section 11.3(a) with respect to Net Sales attributable to Licensed Product will be reduced by [***].
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(d)    Third Party Royalty Payments - ROW Administration. As provided in Section 11.1(b), if Celgene (or its Sublicensee) is required to pay to a Third Party under any New In-License or Co-Co License or any Celgene Licensed Product In-License, any royalties for Commercialization of Licensed Product for ROW Administration, or if Celgene or its Sublicensee, in its reasonable judgment, is required to obtain a license from any Third Party under any Patent Covering Licensed Product in order to Develop or Commercialize such Licensed Product for ROW Administration, and if Celgene (or its Sublicensee) is required to pay to such Third Party under such license any royalties, and the infringement of such Patent cannot reasonably be avoided by Celgene or its Sublicensee, or if Celgene (or its Sublicensee) is required by a court of competent jurisdiction to pay royalties or lost profits to a Third Party based on a Patent as a result of the such Commercialization (and the infringement of such Patent cannot reasonably be avoided by Celgene or its Sublicensee), then the amount of Celgene’s royalty obligations under this Section 11.3 will be reduced by [***] of the amount of such royalties paid to such Third Party, provided however, that the royalties payable under Section 11.3(a) will not be reduced in any such event below [***] of the amounts set forth in Section 11.3(a) (but as may be further reduced pursuant to Section 11.3(c) or 11.3(e)) for each royalty tier. Any royalties payable under any Applicable Pre-Existing In-Licenses may not be deducted under this Section 11.3(d) from royalties owed to Bluebird. Any royalties payable under any Applicable New In-Licenses, Celgene Licensed Product In-Licenses and Co-Co Licenses may be deducted under this Section 11.3(d) from royalties owed to Bluebird. Celgene (or its Sublicensee) will use its commercially reasonable efforts to minimize the amount of any of the foregoing payments owed to Third Parties. Prior to Celgene or its Sublicensee exercising its reasonable judgment under this Section 11.3(d), Celgene will provide Bluebird with written notice of a potential need to obtain any license from Third Parties. The Parties will discuss the best course of action to resolve such potential license requirement(s). For clarity, the Parties acknowledge and agree that, notwithstanding anything in this CCPS Agreement to the contrary, no royalties or other amounts payable by Celgene (or its Sublicensee) to a Third Party with respect to Licensed Product for U.S. Administration may act to reduce the amount of Celgene’s royalty obligations under this Section 11.3.
(e)    [***]
(f)    Additional Royalty Provisions. The royalties payable under Section 11.3(a) will be subject to the following:
(i)    only one royalty will be payable hereunder with respect to each Licensed Product unit;
(ii)    royalties when owed or paid hereunder will, except as provided in Section 11.3(b), be non-refundable and non-creditable and not subject to set-off, except as otherwise provided in 9.1(b), 17.3(d) and 17.6 hereof or Sections 4.1(e), 4.3 and 10.6 of the Master Collaboration Agreement; and
(iii)    except as expressly set forth in Section 11.3(c), Section 11.3(d) and Section 11.3(e), no other royalty deductions are permitted hereunder
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11.4    Profit & Loss Share for Licensed Product for U.S. Administration. The Parties will share in Operating Profit or Loss with respect to Licensed Product for U.S. Administration as follows: Bluebird will bear (and be entitled to) fifty percent (50%), and Celgene will bear (and be entitled to) fifty percent (50%) (the “Profit & Loss Share”). Procedures for calendar quarterly reporting of actual results and review and discussion of potential discrepancies, quarterly reconciliation, reasonable forecasting, and other finance and accounting matters, are set forth in Appendix F, and to the extent not set forth in Appendix F, will be established by the JGC, subject to Section 11.5(e).
11.5    Payment Terms for Milestones and Royalties Due Hereunder. [***]
11.6    Mutual Convenience of the Parties. The royalty and other payment obligations set forth hereunder have been agreed to by the Parties for the purpose of reflecting and advancing their mutual convenience, including the ease of calculating and paying royalties and other amounts to Bluebird.
12.    Ownership and Inventorship of IP.
12.1    Solely-Owned IP. Subject to Section 12.2, as between the Parties, each Party will own and retain all right, title and interest in and to any and all Know-How and Patents arising therefrom that are discovered, created, conceived, developed or reduced to practice solely by or on behalf of such Party under or in connection with this CCPS Agreement, including as part of the Development & U.S. Commercialization Program (“Solely Owned IP”). Subject to the licenses hereunder and the other terms and conditions of this CCPS Agreement, each Party will be solely responsible for the Prosecution and Maintenance, and the enforcement and defense, of any Patents within its Solely Owned IP, and the other Party will have no rights with respect thereto.
12.2    Joint IP. The Parties will jointly own any and all Know-How and Patents arising therefrom that are discovered, created, conceived, developed or reduced to practice jointly by or on behalf of the Parties under or in connection with this CCPS Agreement, including as part of the Development & U.S. Commercialization Program (“Joint IP”). Each Party will have an undivided one-half interest in and to Joint IP. Each Party will exercise its ownership rights in and to such Joint IP, including the right to license and sublicense or otherwise to exploit, transfer or encumber its ownership interest, without an accounting or obligation to, or consent required from, the other Party, but subject to the licenses hereunder and the other terms and conditions of this CCPS Agreement, including Section 10.4. At the reasonable written request of a Party, the other Party will in writing grant such consents and confirm that no such accounting is required to effect the foregoing regarding Joint IP. Each Party, for itself and on behalf of its Affiliates, licensees and sublicenses, and employees, subcontractors, consultants and agents of any of the foregoing, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), to the other Party a joint and undivided interest in and to all Joint IP. The Prosecution and Maintenance, and the enforcement and defense, of any Patents within Joint IP will be jointly managed by the Parties on mutually agreeable terms to be entered into by the Parties at the time any such Patents are first filed, provided that (i) all recoveries and Patent
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Costs arising from the enforcement or defense of any Patents within Joint IP, absent further agreement, will be shared by the Parties in accordance with Section 14.2 (provided that sufficient advance written notice of any such Patent Costs is given to the Party not incurring same) and (ii) Patent Costs incurred in connection with the Prosecution and Maintenance of Patents within Joint IP will be apportioned as set forth in Sections 13.1 and 13.3, provided that in each case ((i) and (ii)), and all recoveries and Patent Costs arising from those activities, absent further agreement, will be shared equally by the Parties (provided that sufficient advance written notice of any such Patent Costs is given to the Party not incurring same), provided that if either Party elects not to pay any such Patent Costs for any such Patent, the Parties will meet and agree upon an equitable way to treat such Patent.
12.3    Inventorship. Inventorship determination for all Patents worldwide arising from any Know-How discovered, created, conceived, developed or reduced to practice by or on behalf of the Parties under or in connection with this CCPS Agreement and thus the ownership thereof will be made in accordance with applicable United States patent Laws.
12.4    Allocation. Notwithstanding Sections 12.1 - 12.3, the Patent Committee may allocate ownership of a particular item of intellectual property to improve the prospects of obtaining patent protection with respect to such item of intellectual property, even if such allocation is not in accordance with the terms of Sections 12.1 - 12.3, so long as the Parties mutually agree to such allocation.
13.    Patent Prosecution and Maintenance.
13.1    Generally. Subject to Sections 13.2 and 13.3, each Party will have the sole right to Prosecute and Maintain Patents within its respective Licensed IP. Bluebird will use commercially reasonable efforts to, where applicable and permitted under applicable Law and upon Celgene’s reasonable request, separate parent Patent applications within the Bluebird Licensed IP into one or more separate Patent applications for Specific Patents, where doing so would not reasonably be expected to materially harm any Patent within the Bluebird Licensed IP or other Patents owned by Bluebird or its Affiliates, provided that the foregoing limitation will not apply to Bluebird Licensed IP that is Collaboration IP. [***]
13.2    Input. Each Party will regularly provide the other with copies of all applications for Patents within its respective Licensed IP, and all other material submissions and correspondence with any patent authorities regarding such Patents, in sufficient time to allow for review and comment by the other Party. In addition, each Party will provide the other Party and its counsel with an opportunity to consult with such Party and its counsel regarding Prosecution and Maintenance of any such Patents within the Field, and such Party will consider in good faith all such comments timely made by such other Party and its counsel. In the event of any disagreement between the Parties, the licensor Party will have the final decision-making authority with respect to the matter involved as long as the licensor Party acts in good faith.
13.3    Specific Patents. For any Patent within the Bluebird Licensed IP [***] (each “Specific Patent”), the following will apply: upon Celgene’s written request, and provided that Bluebird reasonably agrees with Celgene that the following Prosecution and Maintenance
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
activities would not materially harm any other Patent within the Bluebird Licensed IP or other Patents owned by Bluebird or its Affiliates (other than Collaboration IP), Celgene will control the Prosecution and Maintenance of the Specific Patents, and notwithstanding anything in Section 13.1 to the contrary, Celgene will be solely responsible for the payment of all related Patent Costs. In addition, Celgene will provide Bluebird and its counsel with an opportunity to consult with Celgene and its counsel regarding Prosecution and Maintenance of any such Specific Patents, and Celgene will include or reflect all reasonable comments timely made by Bluebird and its counsel. Celgene acknowledges and agrees that Bluebird may grant similar rights to other exclusive Third Party licensees under any Patent within the Bluebird Licensed IP that has claims Covering only a product that is not a Licensed Product (or its manufacture or use) and no other product (or its manufacture or use), other than Specific Patents. If the Parties cannot agree whether or not any Patent within the Bluebird Licensed IP is a Specific Patent, or if Bluebird claims that the foregoing Prosecution and Maintenance activities would materially harm any other Patent within the Bluebird Licensed IP or other Patents owned by Bluebird or any of its Affiliates, either of the Parties may refer such dispute to a mutually agreeable, disinterested, conflict-of-interest-free individual not affiliated or consulting with either Party and who has at least fifteen (15) years of patent prosecution experience in the pharmaceutical field. Any such arbitration will be conducted under the then-current rules of the American Arbitration Association, and the decision of the arbitrator will be final.
13.4    Election Not to Prosecute or Maintain or Pay Patent Costs. If a Party elects not (i) to Prosecute or Maintain any Patents within its respective Licensed IP in any particular country before the applicable filing deadline or continue such activities once filed in a particular country, or (ii) to pay the Patent Costs associated with Prosecution or Maintenance of any Patents within the Licensed IP as required by Section 13.1, then in each such case such first Party will so notify the other Party, promptly in writing and in good time to enable any deadlines by which an action must be taken to preserve such Patent in such country to be met. Upon receipt of each such notice by such first Party, such other Party will have the right, but not the obligation, to notify such first Party in writing on a timely basis that such other Party will continue the Prosecution or Maintenance of such Patent on terms the Parties shall mutually agree; it being understood that only U.S. Patents controlled by Celgene will be subject to this sentence. Notwithstanding the foregoing, upon receipt of each such notice by Bluebird, Celgene will have the right, but not the obligation, to notify Bluebird in writing on a timely basis that Celgene will assume control of the Prosecution or Maintenance of such Patent within the Bluebird Licensed IP, and bear the Patent Costs thereafter incurred by Celgene with respect thereto. In addition, Celgene will provide Bluebird and its counsel with an opportunity to consult with Celgene and its counsel regarding Prosecution and Maintenance of any such Patents, and Celgene will include or reflect all reasonable comments timely made by Bluebird and its counsel. If after making such election, Celgene elects not to pay the Patent Costs associated with Prosecution or Maintenance of any such Patent, then in each such case Celgene will so notify Bluebird and on the ninetieth (90th) day after Bluebird’s receipt of such notice such Patent will no longer be licensed to Celgene hereunder and will no longer be included within the “Bluebird Licensed IP” hereunder.
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13.5    Third Party Rights. To the extent that a Third Party licensor of a Party has retained any right to Prosecute or Maintain any Patent within such Party’s Licensed IP licensed to the other Party hereunder, or otherwise be involved in such activities, such Party will use commercially reasonable efforts to cause such Third Party licensor to take the actions specified by this Section 13 (including Sections 13.6 and 13.7) in a manner consistent with the in-license applicable thereto, but such Party will not be deemed to be in breach of its obligations under this Section 13 if, after using such commercially reasonable efforts, it is unable to comply with such obligations because of actions taken or not taken by such Third Party licensor.
13.6    Patent Extensions. Subject to the remainder of this Section 13.6, if any election for patent term restoration or extension, supplemental protection certificate or any of their equivalents may be made with respect to any Patent within the Licensed IP, after consultation through the JGC. If the Parties are not able to reach mutual agreement, (i) Celgene will have the sole right to make the final decision whether or not to seek such patent term restoration or extension, supplemental protection certificate or any of their equivalents with respect to Specific Patents and Patents within the Collaboration IP licensed to Celgene hereunder and the Celgene Licensed IP, and (ii) Bluebird will have the sole right to make the final decision whether or not to seek such patent term restoration or extension, supplemental protection certificate or any of their equivalents with respect to all other Patents within the Bluebird Licensed IP.
13.7    Regulatory Exclusivity Periods. With respect to any Patent listings required for any Regulatory Exclusivity Periods for Product, the Parties will mutually agree on which Patents within the Licensed IP to list, provided that if the Parties are not able to agree, Celgene will have the right to make the final decision, and provided further that the exercise of such right by Celgene will not increase or otherwise change the rights or obligations of the Parties hereunder.
13.8    Cooperation. Each Party will reasonably cooperate with the other Party in the Prosecution and Maintenance of Patents within the Licensed IP. Such cooperation includes promptly executing all documents, or requiring inventors, subcontractors, employees and consultants and agents of such Party and its Affiliates and Sublicensees to execute all documents, as reasonable and appropriate so as to enable the Prosecution and Maintenance of any such Patents in any country.
13.9    Patent Marking. For Licensed Product for U.S. Administration, the JGC will determine the Patent marking requirements in accordance with applicable Law. For Licensed Product for ROW Administration, Celgene will mark, and will cause all other Selling Parties to mark, Product with all Patents within the Bluebird Licensed IP in accordance with applicable Law, which marking obligation will continue for as long as (and only for as long as) required under applicable Law.
13.10    Common Interest Disclosures. With regard to any information or opinions disclosed pursuant to this CCPS Agreement by one Party to the other Party regarding Prosecution and Maintenance of Patent within the Licensed IP, or enforcement of intellectual property and/or technology by or against Third Parties, Bluebird and Celgene agree that they have a common legal interest in determining the ownership, scope, validity and/or enforcement
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of the Licensed IP, and whether, and to what extent, Third Party intellectual property rights may affect the conduct of the Development and Commercialization of any Licensed Product, and have a further common legal interest in defending against any actual or prospective Third Party claims based on allegations of misuse or infringement of intellectual property rights relating to the Development or Commercialization of any Licensed Product. Accordingly, the Parties agree that all such information and materials obtained by the Parties from each other will be used solely for purposes of the Parties’ common legal interests with respect to the conduct of the Agreement. All such information and materials will be treated as protected by the attorney-client privilege, the work product privilege, and any other privilege or immunity that may otherwise be applicable. By sharing any such information and materials, neither Party intends to waive or limit any privilege or immunity that may apply to the shared information and materials. Neither Party will have the authority to waive any privilege or immunity on behalf of the other Party without such other Party’s prior written consent, nor will the waiver of privilege or immunity resulting from the conduct of one Party be deemed to apply against any other Party. This Section 13.10 will be subject to any right granted by either Party to any Third Party, provided that the grant of such right to such Third Party does not conflict with the other Party’s rights or the first Party’s obligations under this CCPS Agreement.
14.    Patent Enforcement and Defense.
14.1    Notice. Each Party will promptly notify, in writing, the other Party upon learning of any actual or suspected Competitive Infringement of any Patents within the Licensed IP by a Third Party, or of any claim of invalidity, unenforceability, or non-infringement of any Patents within the Licensed IP, and will, along with such notice, supply the other Party with any evidence in its possession pertaining thereto. For purposes of this CCPS Agreement, “Competitive Infringement” means any allegedly infringing activity in the Field (which, for the purposes of this definition, will include all indications and will not be limited to cancer) with respect to a Patent within the Licensed IP, which activity (i) falls within the scope then in effect of the licenses granted by Bluebird to Celgene as set forth in Sections 10.1 and 10.2, (ii) is subject to Section 14.2(f), or (iii) would be competitive with a Licensed Product and targets the same Target Antigen as such Licensed Product.
14.2    Enforcement and Defense. [***]
15.    Confidentiality.
The Parties acknowledge and agree that terms of this CCPS Agreement and all Materials, ideas and information of any kind, whether in written, oral, graphical, machine-readable or other form, whether or not marked as confidential or proprietary, which are transferred, disclosed or made available by a Party or at the request of a Party, including any of the foregoing of Third Parties, will be subject to the provisions of Section 10 of the Master Collaboration Agreement. The Parties agree to issue the joint press release on Appendix G promptly following the CCPS Agreement Effective Date. A redacted version of this CCPS Agreement will be agreed to by the Parties and shall be consistent with the corresponding redacted version of this CCPS Agreement in such manner as is provided in Section 8.3 of the Master Collaboration Agreement.
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16.    Warranties; Limitations of Liability; Indemnification.
16.1    Representations and Warranties. Each Party represents and warrants to the other as of the CCPS Agreement Effective Date that it has the legal right and power to enter into this CCPS Agreement, to extend the rights and licenses granted or to be granted to the other in this CCPS Agreement, and to fully perform its obligations hereunder.
16.2    Additional Representations and Warranties of Bluebird. Except as set forth in Schedule 16.2, Bluebird represents and warrants to Celgene that, as of the CCPS Agreement Effective Date:
(a)    Licensed IP. Appendix H sets forth a complete and accurate list of all Patents included in the Bluebird Licensed IP, indicating the owner, licensor and/or co-owner(s), if applicable, and, for any Elected Candidate and Licensed Product-relevant subject matter or Materials, if no Patent is specifically licensed, a list of all subject matter or Materials that are included in the Bluebird Licensed IP, including those licensed under a materials use license or equivalent. Bluebird Controls the Patents listed on Appendix H and the Know-How within the Bluebird Licensed IP, and is entitled to grant the licenses specified herein. Bluebird has not granted to any Third Party any rights or licenses under such Patents or Know-How within the Bluebird Licensed IP that would conflict with the licenses granted to Celgene hereunder.
(b)    Third Party Agreements. The Applicable Bluebird In-Licenses are valid and binding obligations of Bluebird and, to the Knowledge of Bluebird, the applicable licensor, enforceable against Bluebird and, to the Knowledge of Bluebird, the applicable licensor, in accordance with their terms, except as may be limited by general principles of equity (regardless of whether considered in a proceeding at law or in equity) and by applicable bankruptcy, insolvency, moratorium and other similar Laws of general application relating to or affecting creditors’ rights generally. Neither Bluebird nor any of its Affiliates has received any notice of any counterparty’s intention to terminate any Applicable Bluebird In-License in whole or in part or any notice requesting any amendment, alteration or modification of such Applicable Bluebird In-License or any sublicense or assignment thereunder. There is no breach or default, or event which upon notice or the passage of time, or both, would give rise to any breach or default, in the performance of any Applicable Bluebird In-License by Bluebird or any of its Affiliates or, to the Knowledge of Bluebird, the counterparty thereto, and Bluebird has not received any notice of any such breach, default or event. Except for the Applicable Bluebird In-Licenses, neither Bluebird nor any of its Affiliates is a party to any license, sublicense or other agreement pursuant to which Bluebird or such Affiliate has received a license or other rights relating to the Elected Candidate or Licensed Product. All Patents and Know-How licensed to Bluebird under the Applicable Bluebird In-Licenses are Controlled by Bluebird for purposes of the licenses granted to Celgene under this CCPS Agreement.
(c)    Patents. To Bluebird’s Knowledge, the Patents listed on Appendix H have been procured or are being procured from the respective patent offices in accordance with applicable Law. None of the Patents included in the Bluebird Licensed IP is or has been involved in any opposition, cancellation, interference, reissue or reexamination proceeding, and
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no Bluebird Licensed IP is the subject of any judicial, administrative or arbitral order, award, decree, injunction, lawsuit, proceeding or stipulation. Neither Bluebird nor any of its Affiliates has received any notice alleging that the Patents in the Bluebird Licensed IP are invalid or unenforceable, or challenging Bluebird’s ownership of or right to use any such rights.
(d)    No Conflicts. The execution, delivery and performance by Bluebird of this CCPS Agreement and the consummation of the transactions contemplated hereby will not result in any violation of, conflict with, result in a breach of or constitute a default under any understanding, contract or agreement to which Bluebird is a party or by which it is bound. Neither Bluebird nor any of its Affiliates has entered into any agreement or otherwise licensed, granted, assigned, transferred, conveyed or otherwise encumbered or disposed of any right, title or interest in or to any of its assets, including any intellectual property rights, that would in any way conflict with or impair the scope of any rights or licenses granted to Celgene hereunder.
(e)    Outlicenses. Appendix I sets forth a complete and accurate list of all agreements relating to the licensing, sublicensing or other granting of rights by Bluebird to any Person with respect to the Bluebird Licensed IP and the Target Antigen, and Bluebird has provided complete and accurate copies of all such agreements to Celgene. Except for the Applicable Bluebird In-Licenses, Bluebird and its Affiliates are not subject to any payment obligations to Third Parties as a result of the execution or performance of this CCPS Agreement. Neither Bluebird nor any of its Affiliates has granted any liens or security interests on the Bluebird Licensed IP and the Bluebird Licensed IP is free and clear of any mortgage, pledge, claim, security interest, covenant, easement, encumbrance, lien or charge of any kind.
(f)    No Proceedings. There60 is no action, suit, proceeding or investigation pending or, to the Knowledge of Bluebird, currently threatened in writing against or affecting Bluebird that questions the validity of this CCPS Agreement or the right of Bluebird to enter into this CCPS Agreement or consummate the transactions contemplated hereby.
(g)    No Infringement. Neither Bluebird nor any of its Affiliates has received any notice of any claim that any Patent, Know-How or other intellectual property Controlled by a Third Party would be infringed or misappropriated by the production, use, research, Development, Manufacture or Commercialization of the Elected Candidate or Licensed Product pursuant to this CCPS Agreement, and, to the Knowledge of Bluebird, there are no Patents, Know-How or other intellectual property owned by a Third Party and not included in the Bluebird Licensed IP or Bluebird In-Licensed IP that are necessary for the production, use, research, Development, Manufacture or Commercialization of Elected Candidate or Licensed Product.
16.3    Disclaimers. Without limiting the respective rights and obligations of the Parties expressly set forth herein, each Party specifically disclaims any guarantee that any Licensed Product will be successful, in whole or in part. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS CCPS AGREEMENT, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY PATENTS, KNOW-HOW, ELECTED
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CANDIDATE OR LICENSED PRODUCT, INCLUDING WARRANTIES OF VALIDITY OR ENFORCEABILITY OF ANY PATENT RIGHTS, TITLE, QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, PERFORMANCE, AND NONINFRINGEMENT OF ANY THIRD PARTY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS.
16.4    [***]
16.5    Performance by Others. The Parties recognize that each Party may perform some or all of its obligations under this CCPS Agreement through Affiliates and permitted subcontractors provided, however, that each Party will remain responsible and liable for the performance by its Affiliates and permitted subcontractors and will cause its Affiliates and permitted subcontractors to comply with the provisions of this CCPS Agreement in connection therewith.
16.6    Indemnification.
(a)    Indemnification by Celgene. Celgene will indemnify Bluebird, its Affiliates and their respective directors, officers, employees, Third Party licensors and agents, and their respective successors, heirs and assigns (collectively, “Bluebird Indemnitees”), and defend and save each of them harmless, from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all suits, investigations, claims or demands of Third Parties (collectively, “Third Party Claims”) against the Bluebird Indemnitees arising from or occurring as a result of: (i) the material breach by Celgene of any term of this CCPS Agreement; (ii) any gross negligence or willful misconduct on the part of Celgene in performing its obligations under this CCPS Agreement; (iii) the Development or Commercialization by or on behalf of Celgene or any of its Affiliates or Sublicensees of Elected Candidate or Licensed Product for ROW Administration, and (iv) [***], except in each case for those Losses for which Bluebird has an obligation to indemnify Celgene pursuant to Section 16.6(b), as to which Losses each Party will indemnify the other to the extent of their respective liability; provided, however, that Celgene will not be obligated to indemnify Bluebird Indemnitees for any Losses to the extent that such Losses arise as a result of gross negligence or willful misconduct on the part of an Bluebird Indemnitee.
(b)    Indemnification by Bluebird. Bluebird will indemnify Celgene, its Affiliates and their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (collectively, “Celgene Indemnitees”), and defend and save each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims against the Celgene Indemnitees arising from or occurring as a result of: (i) the material breach by Bluebird of any term of this CCPS Agreement; (ii) any gross negligence or willful misconduct on the part of Bluebird in performing its obligations under this CCPS Agreement; or (iii) the Development by or on behalf of Bluebird or any of its Affiliates or Sublicensees of Elected Candidate or Licensed Product, except in each case for those Losses for which Celgene has an obligation to indemnify Bluebird pursuant to Section 16.6(a), as to which Losses each
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Party will indemnify the other to the extent of their respective liability for the Losses; provided, however, that Bluebird will not be obligated to indemnify Celgene Indemnitees for any Losses to the extent that such Losses arise as a result of gross negligence or willful misconduct on the part of a Celgene Indemnitee.
(c)    Notice of Claim. All indemnification claims provided for in Sections 16.6(a) and 16.6(b) will be made solely by such Party to this CCPS Agreement (the “Indemnified Party”). The Indemnified Party will promptly notify the indemnifying Party (an “Indemnification Claim Notice”) of any Losses or the discovery of any fact upon which the Indemnified Party intends to base a request for indemnification under Section 16.6(a) and 16.6(b), but in no event will the indemnifying Party be liable for any Losses that result from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and estimated amount of such Loss (to the extent that the nature and amount of such Loss is known at such time). The Indemnified Party will furnish promptly to the indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims.
(d)    Defense, Settlement, Cooperation and Expenses.
(i)    Control of Defense. At its option, the indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within thirty (30) days after the indemnifying Party’s receipt of an Indemnification Claim Notice, provided however that (A) the Third Party Claim solely seeks monetary damages and (B) the indemnifying Party expressly agrees in writing that as between the indemnifying Party and the Indemnified Party, the indemnifying Party will be solely obligated to satisfy and discharge the Third Party Claim in full and is able to reasonably demonstrate that it has sufficient financial resources (the matters described in (A) and (B), the “Litigation Conditions”). The assumption of the defense of a Third Party Claim by the indemnifying Party will not be construed as an acknowledgment that the indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor will it constitute a waiver by the indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification. Upon assuming the defense of a Third Party Claim, the indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the indemnifying Party (the indemnifying Party will consult with the Indemnified Party with respect to a possible conflict of interest of such counsel retained by the indemnifying Party). The Indemnified Party may, at any time, assume the defense of a Third Party Claim if at any time the Litigation Conditions are not satisfied with respect to such Claim. In the event the indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party will immediately deliver to the indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with the Third Party Claim. Should the indemnifying Party assume the defense of a Third Party Claim, except as provided in Section 16.6(d)(ii) the indemnifying Party will not be liable to the Indemnified Party for any legal costs or expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Third
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Party Claim. In the event that it is ultimately determined that the indemnifying Party is not obligated to indemnify, defend or hold harmless the Indemnified Party from and against the Third Party Claim, the Indemnified Party will reimburse the indemnifying Party for any and all costs and expenses (including attorneys’ fees and costs of suit) and any Third Party Claims incurred by the indemnifying Party in its defense of the Third Party Claim.
(ii)    Right to Participate in Defense. Without limiting Section 16.6(d)(i), any Indemnified Party will be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment will be at the Indemnified Party’s own cost and expense unless (i) the employment thereof has been specifically authorized by the indemnifying Party in writing, (ii) the indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 16.6(d)(i) (in which case the Indemnified Party will control the defense), (iii) the interests of the Indemnified Party and the indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under applicable Law, ethical rules or equitable principles, or (iv) the indemnifying Party no longer satisfies the Litigation Conditions, in which case the indemnifying Party will assume [***] percent ([***]%) of any such costs and expenses of counsel for the Indemnified Party.
(iii)    Settlement. With respect to any Third Party Claims that relate solely to the payment of money damages in connection with a Third Party Claim and that will not result in the Indemnified Party’s becoming subject to injunctive or other relief or otherwise adversely affecting the business of the Indemnified Party in any manner, and as to which the indemnifying Party will have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, and subject to the Litigation Conditions being satisfied, the indemnifying Party will have the sole right to agree to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, will deem appropriate. With respect to all other Losses in connection with Third Party Claims, where the indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 16.6(d)(i), the indemnifying Party will have authority to agree to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (such consent not to be unreasonably withheld, delayed or conditioned). The indemnifying Party will not be liable for any settlement or other disposition of a Loss by an Indemnified Party that is reached without the prior written consent of the indemnifying Party. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnified Party will admit any liability with respect to or settle, compromise or discharge, any Third Party Claim without the prior written consent of the indemnifying Party, such consent not to be unreasonably withheld, delayed or conditioned.
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(iv)    Cooperation. If the indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party will, and will cause each other Indemnified Party to, cooperate in the defense or prosecution thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation will include access during normal business hours afforded to indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnified Parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying Party will reimburse the Indemnified Party for all its reasonable out-of-pocket costs and expenses in connection therewith.
(v)    Costs and Expenses. Except as provided above in this Section 16.6(d), the costs and expenses, including attorneys’ fees and expenses, incurred by the Indemnified Party in connection with any claim will be reimbursed on a calendar quarter basis by the indemnifying Party, without prejudice to the indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.
16.7    Insurance. Each Party will maintain at its sole cost and expense, an adequate liability insurance or self-insurance program (including product liability insurance) to protect against potential liabilities and risk arising out of activities to be performed under this CCPS Agreement, and any agreement related hereto and upon such terms (including coverages, deductible limits and self-insured retentions) as are customary in the U.S. pharmaceutical industry for the activities to be conducted by such Party under this CCPS Agreement. Subject to the preceding sentence, such liability insurance or self-insurance program will insure against all types of liability, including personal injury, physical injury or property damage arising out of the manufacture, sale, use, distribution or marketing of Licensed Product. The coverage limits set forth herein will not create any limitation on a Party’s liability to the other under this CCPS Agreement.
16.8    U.S. Administration Liabilities. In the event that either Party (i) incurs any Losses in connection with a Third Party Claim for personal injury or death caused by the use of Licensed Product for U.S. Administration, or (ii) is required to make payments to any Third Party in order to acquire a license or other rights under Patents or Know-How necessary for the Development, Manufacture or Commercialization of Licensed Product for U.S. Administration (collectively, “U.S. Administration Liabilities”), such U.S. Administrative Losses arising from or occurring as a result of the performance, in good faith, of the Development, Manufacture or Commercialization of Licensed Product for U.S. Administration in accordance with this CCPS Agreement will be charged to such Party’s Operating Profit or Loss under the Profit & Loss Share, provided that Operating Profit or Loss will not include U.S. Administration Liabilities of a Party or its Affiliates: (1) that are caused by a breach of this CCPS Agreement by such Party or its Affiliates; (2) incurred with respect to or allocable to products other than Licensed Product for
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U.S. Administration; or (3) that are subject to indemnification by such Party pursuant to Section 16.6 (and for clarity, if a Third Party makes a Third Party Claim directly against Bluebird (or any of its Affiliates) or Celgene (or any of its Affiliates), respectively, that would otherwise be indemnified by Bluebird or Celgene, respectively, if such Third Party Claim had been made against the other Party (or any of its Affiliates), then U.S. Administration Liabilities incurred by Bluebird or Celgene in connection with such direct Third Party Claim will not be included in the calculation of Operating Profit or Loss).
17.    Term and Termination.
17.1    Term. This CCPS Agreement will commence as of the CCPS Agreement Effective Date and, unless sooner terminated in accordance with the terms hereof or by mutual written consent, will continue on a country-by-country basis, until there are no more payments owed one or the other Party on Licensed Product in such country (the longest such period of time for any Licensed Product hereunder, the “CCPS Agreement Term”); for clarity, unless sooner terminated in accordance with the terms hereof or by mutual written consent, this CCPS Agreement Term will continue in all events until Licensed Product is no longer being Developed or Commercialized in the United States. Upon there being no more such payments hereunder for any such Licensed Product in such country (other than the United States), the licenses contained in Section 10.1 will become fully paid up and will remain exclusive with respect to such Licensed Product in such country.
17.2    Termination by Bluebird.
(a)    Breach. Bluebird will have the right to terminate this CCPS Agreement in full upon delivery of written notice to Celgene in the event of any material breach by Celgene of any terms and conditions of this CCPS Agreement in a manner that fundamentally frustrates the transactions contemplated by this CCPS Agreement, provided that such termination will not be effective if such breach, has been cured within [***] after written notice thereof is given by Bluebird to Celgene specifying the nature of the alleged breach (or, if such default cannot be cured within such [***] after such notice if Celgene commences actions to cure such default within such [***] and thereafter diligently continues such actions, but fails to cure the default by the end of such [***]); provided, however, that to the extent such material breach involves the failure to make a payment when due, such breach must be cured within [***] after written notice thereof is given by Bluebird to Celgene.
(b)    [***]
(c)    Termination of the Profit & Loss Share. Bluebird will have the right to terminate the Profit & Loss Share by delivering written notice to Celgene, such termination to be effective [***] following the date of such notice. Promptly following such notice, the Parties will enter into a license agreement with respect to the United States and the ROW, which agreement will be substantially identical to the License Agreement, with such changes that the Parties may, acting reasonably, mutually agree are required in order to address any specific facts or circumstances existing at the time of such termination. The Parties will enter into such license agreement no later than the effective date of such termination and, if such license agreement is
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not entered into prior the expiration of such [***], upon execution, the effective date of such license agreement will be deemed to be the effective date of such termination. For clarity, (i) termination of the Profit & Loss Share pursuant to this Section 17.2(c) will not release Bluebird from any obligation or liability which, at the time of the effective date of such termination, has already accrued to Celgene or which is attributable to a period prior to the effective date of such termination, and (ii) any events that have already occurred before the effective date of such termination (such as achievement of any milestones) will not trigger any payment obligation by Celgene to Bluebird under such executed license agreement (other than, for clarity, the Milestone Payment based on the Pivotal Study if not already paid or accrued under this CCPS Agreement).
17.3    Termination by Celgene.
(a)    Breach. Celgene will have the right to terminate this CCPS Agreement in full upon delivery of written notice to Bluebird in the event of any material breach by Bluebird of any terms and conditions of this CCPS Agreement in a manner that fundamentally frustrates the transactions contemplated by this CCPS Agreement, provided that such termination will not be effective if such breach has been cured within [***] after written notice thereof is given by Celgene to Bluebird specifying the nature of the alleged breach (or, if such default cannot be cured within such [***], within [***] after such notice if Bluebird commences actions to cure such default within such [***] period and thereafter diligently continues such actions, but fails to cure the default by the end of such [***].
(b)    Discretionary Termination. Beginning with [***], Celgene will have the right to terminate this CCPS Agreement in full, at its discretion for any reason, by delivering written notice to Bluebird, such termination to be effective [***] following the date of such notice.
(c)    [***]
(d)    Alternative to Termination Under Section 17.3(a). If Celgene has the right to terminate this CCPS Agreement under Section 17.3(a) or 17.3(c) (including expiration of all applicable cure periods thereunder), in lieu of exercising such termination right, Celgene may elect once by written notice to Bluebird before the end of such applicable cure period to have this CCPS Agreement continue in full force and effect and instead have, starting immediately after the end of such applicable cure period, any future Milestone Payments set forth in Section 11.2(b) and the royalty rates set forth in the table set forth in Section 11.3(a) be reduced by [***], provided that such reduction will not apply if such future Milestone Payments and royalty rates have already been reduced pursuant to Section 11.4(c) of the Master Collaboration Agreement.
17.4    Effects of Termination or Expiration. Upon termination (but not expiration pursuant to Section 17.1) of this CCPS Agreement for any reason:
(a)    Wind Down. Celgene will responsibly wind-down, in accordance with accepted pharmaceutical industry norms and ethical practices, any on-going clinical studies for which it has responsibility hereunder in which patient dosing has commenced or, if reasonably
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practicable and requested by Bluebird, allow Celgene, its Affiliates or its Sublicensees to complete such trials. Celgene will be responsible for any costs associated with such wind-down. Bluebird will pay all costs incurred by either Party to complete such studies should Bluebird request that such studies be completed.
(b)    Sublicenses. A termination of this CCPS Agreement will not automatically terminate any sublicense granted by Celgene pursuant to Section 10.3 for Commercialization rights with respect to a non-Affiliated Sublicensee, provided that (i) such Sublicensee is not then (a) in material breach of any provision of this CCPS Agreement or (b) in material breach of the applicable sublicense agreement or otherwise in breach of such sublicense agreement in a manner that would give rise to a right of termination on the part of Celgene, (ii) if Bluebird terminates this CCPS Agreement pursuant to Section 17.2(a) for Celgene’s failure to fulfill its payment obligations hereunder, such Sublicensee agrees to and does pay to Bluebird all outstanding amounts that accrued as a result of such Sublicensee’s activities under the sublicense, (iii) Bluebird will have the right to step into the role of Celgene as sublicensor under any such sublicense executed after the CCPS Agreement Effective Date, with all the rights that Celgene had under such sublicense, solely with respect to the Bluebird Licensed IP, prior to termination of this CCPS Agreement (including the right to receive any payments to Celgene by such Sublicensee that accrue from and after the date of the termination of this CCPS Agreement solely with respect to the Bluebird Licensed IP), (iv) such Sublicensee will pay to Bluebird all amounts that Celgene would have been obligated to pay to Bluebird hereunder with respect to such Sublicensee’s activities had this CCPS Agreement not terminated (less any amounts received by Bluebird in clause (iii) above) and (v) the survival of such sublicense will not result in an imposition of any additional obligations on the part of Bluebird that are not included within the scope of this CCPS Agreement. Celgene will include in any sublicense agreement executed after the CCPS Agreement Effective Date that relates solely to the Bluebird Licensed IP a provision in which said Sublicensee acknowledges its obligations to Bluebird under this Section 17.4(b).
(c)    Cessation of Rights. Except as otherwise expressly provided in this Section 17, all rights and licenses granted by Bluebird to Celgene in Section 10.1 will terminate, and all rights granted by Celgene to Bluebird in Section 10.2 will terminate, and Celgene and its Affiliates and Sublicensees will cease all use of Bluebird Licensed IP and all Development and Commercialization of Elected Candidate and Licensed Product.
(d)    Regulatory Approvals. To the extent permitted by applicable Law, and subject to Bluebird paying commercially reasonable compensation to Celgene for the assets to be transferred pursuant to this Section 17.4(d) (such compensation to either be mutually agreed to or determined through arbitration as provided in Section 17.4(g) below, and such compensation to be reduced by [***] from what would be commercially reasonable compensation if this CCPS Agreement is terminated by Bluebird pursuant to Section 17.2(a)), all Regulatory Approvals and other regulatory filings and communications owned (in whole or in part) or otherwise Controlled by Celgene and its Affiliates and Sublicensees solely relating to the Elected Candidate and/or Licensed Product, and all other documents solely relating to and necessary to further Develop and Commercialize Elected Candidate and Licensed Product, as such items exist as of the
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effective date of such termination (including all solely related completed and ongoing clinical studies) will be assigned to Bluebird, and Celgene will provide to Bluebird one (1) copy of the foregoing and all documents contained in or referenced in any such items, together with the raw and summarized data for any clinical studies (and where reasonably available, electronic copies thereof). In the event of failure to obtain assignment, subject to the Parties agreeing on commercially reasonable compensation for the right to access and reference, Celgene hereby consents and grants to Bluebird the right to access and reference (without any further action required on the part of Celgene, whose authorization to file this consent with any Regulatory Authority is hereby granted) any such item.
(e)    Licenses. Subject to Bluebird paying (i) commercially reasonable compensation to Celgene for the licenses to be granted pursuant to subsection (1) of this Section 17.4(e) (such compensation to either be mutually agreed to or determined through arbitration as provided in Section 17.4(g) below, and such compensation to be reduced by [***] from what would be commercially reasonable compensation if this CCPS Agreement is terminated by Bluebird pursuant to Section 17.2(a)), and (ii) amounts payable to Celgene’s licensors as set forth below, Celgene will grant to Bluebird and its Affiliates (1) a worldwide, perpetual and irrevocable, nontransferable (except in connection with a permitted assignment of this CCPS Agreement in accordance with Section 18.12), exclusive license, with the right to grant sublicenses through multiple tiers (subject to Section 10.3, mutatis mutandis), under Celgene Licensed Product IP, and (2) an exclusive sublicense under the Celgene Licensed Product In-Licensed IP, in each case ((1) and (2)) to the extent such Celgene Licensed Product IP and Celgene Licensed Product In-Licensed IP are used in or Cover the Licensed Product as of the effective date of termination and to the extent such Celgene Licensed Product IP and Celgene Licensed Product In-Licensed IP exist as of the effective date of such termination (including in each case any additions, divisions, continuations, continuations-in-part, invention certificates, substitutions, reissues, reexaminations, extensions, registrations, supplementary protection certificates and renewals of such Celgene Licensed Product IP and Celgene Licensed Product In-Licensed IP), solely to the extent necessary to research, Develop, Manufacture and Commercialize the Elected Candidate and Licensed Product. With respect to grants of a sublicense under subsection (2) above, Bluebird will be responsible for all amounts payable to the applicable licensor that are attributable to Bluebird as a sublicensee thereunder under this CCPS Agreement, and Celgene will pay same and Bluebird will reimburse Celgene for [***] percent [***]%) of such payments within thirty (30) days of receipt of Celgene’s written invoice therefor. Celgene will provide Bluebird with copies of all applicable Celgene Licensed Product In-Licenses promptly following the effective date of the termination of this License Agreement. The Prosecution and Maintenance and enforcement and defense rights and obligations of the Parties with respect to any Patents licensed or sublicensed to Bluebird pursuant to this Section 17.4(e) will be discussed and agreed to by the Parties, with the understanding that such Prosecution and Maintenance and enforcement and defense rights and obligations will be substantially similar to those set forth in Section 13, with the roles of Bluebird and Celgene reversed (and such other changes as are appropriate from the context, and taking into account any rights retained by a Third Party licensor of Celgene to Prosecute and Maintain or enforce and defend any Patent sublicensed to Bluebird under this Section 17.4(e)).
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(f)    Trademarks. Subject to Bluebird paying commercially reasonable compensation to Celgene for the license to be granted pursuant to this Section 17.4(f) (such compensation to either be mutually agreed to or determined through arbitration as provided in Section 17.4(g) below, and such compensation to be reduced by [***] from what would be commercially reasonable compensation if this CCPS Agreement is terminated by Bluebird pursuant to Section 17.2(a)), Celgene will exclusively license to Bluebird any registered or unregistered trademarks or internet domain names that are specific to and solely used for the Licensed Product worldwide (it being understood that the foregoing will not include any trademarks or internet domain names that contain the corporate or business name(s) of Celgene).
(g)    Commercially Reasonable Compensation. If the Parties are unable to agree on the amount of commercially reasonable compensation payable by Bluebird to Celgene pursuant to Sections 17.4(d), 17.4(e) or 17.4(f) within ten (10) days of the effective date of termination of this CCPS Agreement, [***].
(h)    Country Termination. If this CCPS Agreement is terminated only with respect to a specific country pursuant to Section 11.2(b) or Section 11.3(c), the provisions of this Section 17.4 will apply only with respect to such terminated country.
17.5    Survival. In addition to the termination consequences set forth in Section 17.4, the following provisions will survive termination or expiration of this CCPS Agreement: Sections 1, 4.3, 8.2, 8.3(b), 10.3(c) (mutatis mutandis with respect to licenses granted to Bluebird under Section 17.4, but excluding subsections (i) and (ii) of Section 10.3(c)) 10.6, 10.8, 11.5, 11.6, 12, 15, 16.3, 16.4, 16.6, 16.7, 16.8, 17.4, 17.5, 17.6 and 18, and Appendix F (to the extent required to provide for a true up of Operating Profit and Losses during the term of this CCPS Agreement following termination of this CCPS Agreement). Termination or expiration of this CCPS Agreement will not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this CCPS Agreement nor prejudice either Party’s right to obtain performance of any obligation. All other rights and obligations will terminate upon expiration of this CCPS Agreement.
17.6    Right to Set-off. Notwithstanding anything to the contrary in this CCPS Agreement, each Party has the right at all times to retain and set off against all amounts due and owing to the other Party as determined in a final judgment any damages recovered by such Party for any Losses incurred by such Party.
18.    General Provisions.
18.1    Cumulative Remedies and Irreparable Harm. All rights and remedies of the Parties hereunder will be cumulative and in addition to all other rights and remedies provided hereunder or available by agreement, at law or otherwise. Each Party acknowledges and agrees that breach of any of the terms or conditions of this CCPS Agreement would cause irreparable harm and damage to the other and that such damage may not be ascertainable in money damages and that as a result thereof the non-breaching Party would be entitled to seek from a court
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equitable or injunctive relief restraining any breach or future violation of the terms contained herein by the breaching Party without the necessity of proving actual damages or posting bond. Such right to equitable relief is in addition to whatever remedies either Party may be entitled to as a matter of law or equity, including money damages.
18.2    Business Combination and IP.
(a)    Bluebird Business Combination. Notwithstanding anything to the contrary herein, for purposes of this CCPS Agreement, no Know-How, Materials, Patents, Regulatory Data, Regulatory Filings or Regulatory Approvals not Controlled by Bluebird or any of its Affiliates prior to a Business Combination of Bluebird will be Controlled for purposes of this CCPS Agreement after such Business Combination of Bluebird, other than (i) Applicable Bluebird In-Licenses to the extent in effect immediately prior to such Business Combination of Bluebird, (ii) Collaboration IP, and (iii) any Patent that claims priority, directly or indirectly, to any other Patent first Controlled before such Business Combination of Bluebird will be Controlled thereafter no matter when such Patent is filed or issued.
(b)    Celgene Business Combination. Notwithstanding anything to the contrary herein, for purposes of this CCPS Agreement, no Know-How, Materials, Patents Regulatory Data, Regulatory Filings or Regulatory Approvals not Controlled by Celgene or any of its Affiliates prior to a Business Combination of Celgene will be Controlled for purposes of this CCPS Agreement after such Business Combination of Celgene, other than Collaboration IP, and except that any Patent that claims priority, directly or indirectly, to any other Patent first Controlled before such Business Combination of Celgene will be Controlled thereafter no matter when such Patent is filed or issued.
18.3    Relationship of Parties. Nothing in this CCPS Agreement is intended or will be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the Parties. No Party will incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided therein. There are no express or implied Third Party beneficiaries hereunder (except as set forth in Section 10.2 and except for Bluebird Indemnitees and Celgene Indemnitees for purposes of Section 16.6).
18.4    Compliance with Law. Each Party will perform or cause to be performed any and all of its obligations or the exercise of any and all of its rights hereunder in good scientific manner and in compliance with all applicable Law. Without limiting the foregoing, Bluebird will comply with comply with all applicable Laws and regulations (including U.S. Foreign Corrupt Practices Act and any other applicable anti-bribery or anti-kickback laws or regulations).
18.5    Force Majeure. Neither Party will be liable to the other for failure of or delay in performing obligations set forth in this CCPS Agreement (other than any obligation to pay monies when due), and neither will be deemed in breach of such obligations, if such failure or delay is due to natural disasters or any causes reasonably beyond the control of such Party; provided that the Party affected will promptly notify the other of the force majeure condition and will exert reasonable efforts to eliminate, cure or overcome any such causes and to resume performance of its obligations as soon as possible.
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18.6    Governing Law. This CCPS Agreement will be governed by and construed in accordance with the Laws of the State of New York, without respect to its conflict of laws rules, provided that any dispute relating to the scope, validity, enforceability or infringement of any Patents or Know-How will be governed by, and construed and enforced in accordance with, the substantive laws of the jurisdiction in which such Patents or Know-How apply.
18.7    Counterparts; Facsimiles. This CCPS Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. Facsimile or PDF execution and delivery of this CCPS Agreement by either Party will constitute a legal, valid and binding execution and delivery of this CCPS Agreement by such Party
18.8    Headings. All headings in this CCPS Agreement are for convenience only and will not affect the meaning of any provision hereof.
18.9    Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this CCPS Agreement. Accordingly, the rule of construction that any ambiguity in this CCPS Agreement will be construed against the drafting Party will not apply.
18.10    Interpretation. Whenever any provision of this CCPS Agreement uses the term “including” (or “includes”), such term will be deemed to mean “including without limitation” (or ”includes without limitations”). “Herein,” “hereby,” “hereunder,” “hereof” and other equivalent words refer to this CCPS Agreement as an entirety and not solely to the particular portion of this CCPS Agreement in which any such word is used. All definitions set forth herein will be deemed applicable whether the words defined are used herein in the singular or the plural. Unless otherwise provided, all references to Sections and Appendices in this CCPS Agreement are to Sections and Appendices of this CCPS Agreement. References to any Sections include Sections and subsections that are part of the related Section (e.g., a section numbered “Section 2.1” would be part of “Section 2”, and references to “Section 2.1” would also refer to material contained in the subsection described as “Section 2.1(a)”).
18.11    Binding Effect. This CCPS Agreement will inure to the benefit of and be binding upon the Parties, their Affiliates, and their respective lawful successors and assigns.
18.12    Assignment. This CCPS Agreement may not be assigned by either Party, nor may either Party delegate its obligations or otherwise transfer licenses or other rights created by this CCPS Agreement, except as expressly permitted hereunder or otherwise without the prior written consent of the other Party, which consent will not be unreasonably withheld, delayed or conditioned; provided that without consent (i) Celgene may assign this CCPS Agreement to (x) an Affiliate or (y) its successor in connection with the merger, consolidation, or sale of all or substantially all of its assets, and (ii) Bluebird may assign this CCPS Agreement to (x) an Affiliate or (y) its successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this CCPS Agreement; provided further that, except in the case where a Party is involved in a merger or consolidation where it is the surviving entity and no assets of such Party that are subject to this
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
CCPS Agreement have been transferred as a result of such merger or consolidation, (a) such assigning Party provides the other Party to this CCPS Agreement with at least thirty (30) business days advance written notice of such assignment(s) and the assigning Party agrees in a written agreement delivered prior to such assignment(s) to the non-assigning Party (and upon which such non-assigning Party may rely) to remain fully liable for the performance of its obligations under this CCPS Agreement by its assignee(s), (b) the assignee(s) agree in a written agreement delivered prior to such assignment(s) to the non-assigning Party (and upon which such non-assigning Party may rely) to assume performance of all such assigned obligations, (c) in the case of any assignment(s) by Bluebird, all Bluebird Licensed IP licensed to Celgene under this CCPS Agreement will be transferred to such assignee(s) effective as of such assignment(s), (d) all of the matters referred to in clauses (a), (b) and (c), as applicable, will be set forth in documentation reasonably acceptable to the non-assigning Party prior to any such assignment(s) (and with such reasonable acceptance not to be unreasonably withheld, conditioned or delayed) and in all cases will provide the non-assigning Party with the full benefits of its rights under this CCPS Agreement (after taking into account all risks involving applicable counter-party performance and bankruptcy and insolvency risks, including those involving contractual rejection under 11 USC §365) as if no such assignment(s) had occurred, and (e) in the case of any assignment(s), the assigning Party will reimburse the non-assigning Party for all of the legal fees and expenses incurred by such non-assigning Party in connection with the matters set forth in clause (D) of this sentence in an aggregate amount not to exceed [***], and provided, further, that if Bluebird wishes to assign any Bluebird Licensed IP to its Affiliates, it will be permitted to do so conditioned on each such Affiliate becoming a party to this CCPS Agreement, in the form of an amendment to this CCPS Agreement executed by Celgene, Bluebird and such Affiliate, pursuant to which such Affiliate would agree to assume all obligations hereunder, and grant to Celgene all rights hereunder, with respect to the Bluebird Licensed IP. The terms of this CCPS Agreement will be binding upon and will inure to the benefit of the successors, heirs, administrators and permitted assigns of the Parties. Any purported assignment in violation of this Section 18.12 will be null and void ab initio.
18.13    Notices. All notices, requests, demands and other communications required or permitted to be given pursuant to this CCPS Agreement will be in writing and will be deemed to have been duly given upon the date of receipt if delivered by hand, recognized international overnight courier, confirmed facsimile transmission, or registered or certified mail, return receipt requested, postage prepaid to the applicable address or facsimile number in Section 13.14 in the Master Collaboration Agreement. Either Party may change its designated address and facsimile number by notice to the other Party in the manner provided in this Section 18.13.
18.14    Amendment and Waiver. This CCPS Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both Parties; provided that any unilateral undertaking or waiver made by one Party in favor of the other will be enforceable if undertaken in a writing signed by the Party to be charged with the undertaking or waiver. Any waiver of any rights or failure to act in a specific instance will relate only to such instance and will not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.
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Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
18.15    Severability. In the event that any provision of this CCPS Agreement will, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability will not affect any other provision hereof, and the Parties will negotiate in good faith to modify this CCPS Agreement to preserve (to the extent possible) their original intent.
18.16    Entire Agreement. This CCPS Agreement, together with the Master Collaboration Agreement, is the sole agreement with respect to the subject matter and supersedes all other agreements and understandings between the Parties with respect to same (including Confidential Agreement). In the event of any conflict between the terms of this CCPS Agreement and the terms of the Master Collaboration Agreement, the terms of this CCPS Agreement will control.
18.17    Force Majeure. Neither Celgene nor Bluebird will be liable for failure of or delay in performing obligations set forth in this CCPS Agreement (other than any obligation to pay monies when due), and neither will be deemed in breach of such obligations, if such failure or delay is due to natural disasters or any causes reasonably beyond the control of Celgene or Bluebird and without the fault or negligence of the Party so failing or delaying; provided that the Party affected will promptly notify the other of the force majeure condition and will exert reasonable efforts to eliminate, cure or overcome any such causes and to resume performance of its obligations as soon as possible.
18.18    Celgene Parties. [***]
[Remainder of this Page Intentionally Left Blank]
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IN WITNESS WHEREOF, the Parties have caused this Co-Development, Co-Promote and Profit Share Agreement to be executed by their respective duly authorized officers as of the CCPS Agreement Effective Date.

BLUEBIRD BIO, INC.

By:
(Signature)

Name:

Title:

Date:

CELGENE CORPORATION

By:
(Signature)

Name:

Title:

Date:

CELGENE EUROPEAN INVESTMENT COMPANY LLC (CEICO)

By:	Celgene International Sarl, the sole member of CEICO

By:
(Signature)

Name:

Title:

Date:

and

By:
(Signature)

Name:

Title:

Date:

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Appendix A
Additional Defined Terms2
“Elected Candidate”2 means the following Optioned Candidate selected by Celgene under the Master Collaboration Agreement that specifically targets the Target Antigen: [________________].
2 To be updated by the Parties to specifically identify the candidate that is the subject of the option election.

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Appendix B
Applicable New In-Licenses

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Appendix C
Applicable Pre-Existing In-Licenses

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Appendix D
Target Antigen

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Appendix E
Co-Co In-Licenses

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Appendix F
Profit & Loss Share
[***]

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Appendix G
Press Release

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Appendix H
Certain Patents within the Licensed IP Controlled
by Bluebird as of the CCPS Agreement Effective Date

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Appendix I
Bluebird Agreements

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Appendix J
Certain Manufacturing Definitions
[***]

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Schedule 4.3(b)
Cost Allocation
[***]

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Schedule 5.6
Minimum Bluebird Sales Representative Qualifications
- BS in Business or Science; 5+ years sales experience in pharmaceutical/biotechnology industry with at least two years of related hematology/oncology sales strongly preferred (or proven success in medical field).
- May not be debarred or disqualified by the FDA (or subject to a similar sanction by any Regulatory Authority outside the United States), or the subject of an FDA debarment or disqualification investigation or proceeding (or similar proceeding by any Regulatory Authority outside the United States), or convicted, indicted or charged with any crime that would constitute grounds for FDA debarment or disqualification (or similar sanctions by any Regulatory Authority outside the United States).
- Proven track record that demonstrates top sales accomplishments.
- Demonstrated ability to understand and communicate technical clinical material clearly and effectively.
- Demonstrated ability to develop critical relationships with physicians, nurses and ancillary staff within academic hospitals, clinics, and private practice facilities.
- Demonstrated understanding of oncology therapeutic area, products and marketplace.
- Demonstrated knowledge of healthcare system processes including reimbursement.

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Schedule 16.2
Exceptions to Bluebird’s Representations and Warranties in Section 16.2

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Exhibit C
Pre-Existing In-Licenses
[***]

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Exhibit D
Additional Definitions
“Target Antigen” means:
B cell maturation antigen (BCMA, gene name TNFRSF17)
Approved symbol
TNFRSF17
Approved name
tumor necrosis factor receptor superfamily, member 17
HGNC ID
HGNC:11913
Previous symbols & names
BCMA
Synonyms
BCM, CD269, TNFRSF13A
Locus type
gene with protein product
Chromosomal location
16p13.1
Gene family
CD molecules
Tumor necrosis factor receptor superfamily
HCOP
Orthology Predictions for TNFRSF17
“Lead Product Candidate” means:
The anti-BCMA product candidate known as bb 2121
“Next Generation Product Candidate” means:
An anti-BCMA product candidate [***]

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Exhibit E
Collaboration Plan
[***]

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Exhibit F
Bluebird Collaboration In-Licenses
[***]

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Exhibit G
Additional Celgene Option Information
Celgene will provide to Bluebird, along with the Option Exercise Notice:
    The clinical Development plan that Celgene is contemplating to achieve Regulatory Approval for such Optioned Candidate, together with the cost estimates for such a clinical program;
    The U.S. Development Budget, which for purposes of this Exhibit G will be for the first twelve (12) months of the Co-Development, Co-Promote and Profit Share Agreement. Celgene may update such U.S. Development Budget within ten (10) business days of first providing the same; and
    Such other supporting information related to the items listed in the foregoing bullet points as Bluebird may reasonably request, to the extent such information is in Celgene’s possession (for clarity, without any obligation to create or generate new information.)

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Exhibit H
Press Release

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Exhibit I-1
Bluebird Patents
[***]

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Exhibit J
Bluebird Agreements
[***]